                                                                    EXHIBIT 10.2


                             DEPARTMENT OF THE ARMY
                   UNITED STATES ARMY TANK-AUTOMOTIVE COMMAND
                           WARREN, MICHIGAN 48397-5000

                                   12 MAY 1994

AMSTA-IWCA

SUBJECT: Letter Contract DAAE07-94-C-0406, Up-Armor for M1097A1 High Mobility
         Multi-Purpose Wheeled Vehicle, (HMMWV)

Mr. Michael J. Lennon
Manager, Military & Commercial Programs
O'Gara-Hess & Eisenhardt Armoring Company
9113 LeSaint Road
Fairfield, Ohio  45014

Dear Mr. Lennon:

      This letter constitutes a contract on the terms set forth herein and signifies the intention of the Department of the Army to execute a formal fixed-price contract with you for the delivery of the supplies and the performance of the services set forth in the Statement of Work.

      You are directed in accordance with the clause entitled "Execution and Commencement of Work" to proceed immediately to commence performance of the work, and to pursue such work with all diligence to the end that the supplies may be delivered or services performed within the time specified in Section F.

      In accordance with the clause entitled "Contract Definitization", you shall submit a firm proposal for the articles and services covered by this letter. Your proposal shall be supported by a cost breakdown reflecting the price factors outlined in the suggest format enclosed and any other information specified herein. A Certificate of Current Cost or Pricing Data (FAR 15.804-4) shall be submitted upon agreement of contract price.

      Please indicate your acceptance of the foregoing by signing this letter and returning it with all supporting documentation to this office.

                                         Sincerely,

                                         /s/ Sharon C. Thomas
                                         --------------------------
                                         SHARON C. THOMAS
                                         Contracting Officer

Executed, as of the date shown below:

/s/ Michael J. Lennon
- ---------------------------------------
Michael J. Lennon

BY: /s/ Mgr. Military and Commercial Programs
    -----------------------------------------
    (Type above, name and position of               Date  5/12/94
       officer executing this acceptance)

CONTINUATION SHEET     Reference No. of Document Being Continued            Page
                                   DAAE07-94-C-0406                      1 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

ITEM NO.    SUPPLIES/SERVICES                               QUANTITY       UNIT           UNIT PRICE             AMOUNT
            -NOTICE-
            EXCEPT FOR NOTES
            AND GENERAL INFORMATION RELATING
            TO THE SCHEDULE,
            SECTIONS B, C, D, E
            & F ARE CONSTRUCTED
            AT CONTRACT LINE ITEM
            LEVEL.

            THE FOLLOWING SECTIONS, B
            THROUGH F, BRIEFLY STATE
            OUR REQUIREMENTS.  MORE
            DETAILED INFORMATION
            ABOUT EACH SECTION MAY
            FOLLOW THESE CLIN PAGES AS
            "SUPPLEMENTAL INFORMATION".

            (End of Narrative A001)

            SECTION B - Supplies or Services
            and Prices/Costs
0001        NSN:  9999-99-999-9999
            NOUN:  HMMWV UP ARMOR
            FSCM:  00000
            PART NR:  9999999999
            SECURITY CLASS:  UNCLASSIFIED

            THE CONTRACTOR SHALL PROVIDE
            ARMOR TO GFM M1097
            VEHICLES IN ACCORDANCE WITH
            SECTION C.

            THE NOT-TO-EXCEED CEILING
            PRICE IS $9,970,000.00,
            FUNDED AT 50%.

            (End of narrative B001)

0001AA      PRODUCTION QUANTITY                             100            EA             $UNDEFINITIZED         $4,985,000.00
            PRON:  JZ22P086JZ    ACRN:  AA
            AMS CD:  51103446

            SECTION D - Packaging and Marking

            BEST COMMERCIAL

            (End of narrative D001)

            SECTION E - Inspection and Acceptance
            INSPECTION:  ORIGIN  ACCEPTANCE:  ORIGIN

            SECTION F - Deliveries or Performance

            DOC          SUPPL

            REL CD  MILSTRIP  ADDR  SIG CD MARK FOR TP CD

            001  W56HZW4096S101 Y00000    M           3

                        PROJ CD     BRK BLK PT
                          IJ8

            DEL REL CD   QUANTITY DEL   DATE
               001            100      94NOV15

CONTINUATION SHEET   Reference No. of Document Being Continued              Page
                           DAAE07-94-C-0406                              2 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

ITEM NO.   SUPPLIES/SERVICES                            QUANTITY      UNIT      UNIT PRICE     AMOUNT
           FOB POINT:  ORIGIN

            *** CLIN 0001AA ***

           SHIP TO:  FREIGHT ADDRESS

           (Y00000) SHIPPING INSTRUCTIONS FOR
                    CONSIGNEE (SHIP-TO) WILL BE
                    FURNISHED PRIOR TO THE SCHEDULED
                    DELIVERY DATE FOR ITEMS REQUIRED
                    UNDER THIS REQUISITION.

CONTINUATION SHEET   Reference No. of Document Being Continued              Page
                         DAAE07-94-C-0406                                3 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B-1         APPLICABILITY OF FEDERAL RETAILERS EXCISE TAX
            TACOM                                   (OCT 1993)

            Federal Retailers Excise Tax (FRET) does not apply to the items we're buying under this solicitation. DO NOT include FRET in your proposed price.

                                       ***

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                          DAAE07-94-C-0406                               4 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-1         ACQUISITION OF MANUFACTURER'S PART NUMBER
            TACOM                                    (SEP 1978)

            This acquisition is restricted to the item description set forth in the Schedule which specifies a manufacturer's part number. Since complete Government data for the item are not available, it is understood and agreed that references to specifications and drawings herein shall be deemed to include all changes or revisions thereto which the contractor has made effective as of the date of delivery of any of the items provided for in this contract; provided, that no such change or revision which affects the interchangeability of the item (ability to be interchanged with previous parts or to connect with all mating parts when assembled) shall be effected without the approval of the Principal Contracting Officer. The contractor agrees that he will furnish to the Administrative Contracting Officer or Government Inspector, for the purpose of making inspection under any resulting contract, copies of the applicable specifications and drawings indicating all changes or revisions.

                                       ***


C-2         SUBCONTRACTOR'S DRAWINGS AND SPECIFICATIONS
            TACOM                                    (SEP 1978)

            It shall be the responsibility of the prime Contractor to furnish the requisite drawings, specifications, and pertinent information to its subcontractors.

                                       ***

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                           DAAE07-94-C-0406                              5 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

C.3         STATEMENT OF WORK - M1109 UP ARMORED HEAVY HMMWV

C.3.1 The Contractor shall provide 100 each Up-Armored Heavy High Mobility Multipurpose Wheeled Vehicles (UAHHV) for the U.S. Army. The UAHHV shall be comprised of the M1097A1 vehicle with an armor package. The vehicle model will be designated as the M1109 and will be referred to by that model number hereafter. The M1097A1 base vehicles shall be provided by the Government as Government Furnished Material (GFM) to the Contractor at least sixty (60) days prior to required delivery of completed M1109s.

C.3.2       The Government shall furnish (GFE) the parts listed in paragraph
C.3.5 required to fabricate the M1109. Complete sets of these parts shall be delivered to the Contractor at least sixty (60) days prior to delivery of completed M1109s.

C.3.3       TECHNICAL REQUIREMENTS

C.3.3.1 The Contractor shall use as a base vehicle the M1097A1 HMMWV, configuring the M1097A1 base vehicle with the level of armor protection described in the classified Enhanced Armor HMMWV Performance Specification dated 31 January 1994, O'Gara-Hess & Eisenhardt Armoring Company's drawing Number OAS4668001, to produce the new M1109 vehicle. The classified performance specification is under separate cover from this Statement of Work.

C.3.3.1.1  The Contractor shall weld in accordance with commercial procedures.

C.3.3.2 The performance of the M1109 vehicles shall not create an unsafe condition for the crew by application of the armor package beyond that of a standard M1097A1 at gross vehicle weight (GVW) of 10,000 pounds. Any performance or reliability degradation of the M1109 vehicle which can be attributed solely to the addition of the armor package shall be acceptable to the Government.

C.3.3.3 The weight of the total armor package and turret assembly, including the weight of air conditioning, shall not exceed 3,200 pounds.

C.3.3.4 The M1109 vehicle shall be painted with a three-color camouflage pattern in accordance with O'Gara-Hess & Eisenhardt Armoring Company drawing No. 4668002, Pattern, Camouflage Paint, EA-HMMWV.

C.3.3.5 The 4-man crew compartment shall end just behind the rear of the rear seats. There shall be a full height sliding divider separating the crew compartment from the environment. This divider shall have a positive latch in both the open and closed positions. This divider shall provide the level of protection as described in the classified Enhanced Armor Performance Specification dated 31 January 1994.

C.3.3.6 Each M1109 shall also be furnished with a rigid, removable environmental cover, O'Gara-Hess & Eisenhardt Armoring Company P/N 4668912-001. This environmental cover shall protect the area from the rear of the crew compartment divider to the rear of the vehicle. The cover shall not have ballistic protection and shall not exceed the overall vehicle width or height. The environmental cover shall have a positive lock on the rear, with a means of opening from the crew compartment. The environmental cover shall be mounted to the back ballistic door in such a manner so as to prevent water from leaking into the crew compartment.

C.3.3.7 In the event that modifications must be made to the M1109, the contractor shall notify the Government COR. Any modifications shall be reviewed with final approval by the Procuring Contracting Officer prior to implementation.

C.3.4      ADDITIONAL REQUIREMENTS

C.3.4.1 Air Conditioning: The Contractor shall provide and install OH&E P/N 4668201-000, air conditioner assembly, on each M1109 Up-Armor vehicle.

C.3.4.2 Operable Side Glass: The Contractor shall provide operable ballistic glass in all of the M1109 doors. The glass shall allow access when open to allow an M16 rifle to be fired. The level of protection shall be as described in the classified performance specification dated 31 January 1994.

C.3.4.3    RESERVED.

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                          DAAE07-94-C-0406                               6 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

C.3.4.4 Suspension: The Contractor shall replace all Front suspension springs, AM General P/N 12338316-1, with AM General P/N 12338316-2 suspension springs.

C.3.4.5    RESERVED.

C.3.5      Government Furnished Equipment Parts List

Qty/Veh                Part Number             Description
- -------                -----------             -----------
1                      12338083                Resilient Bushing Assembly
2                      4668907-004             Paint Mask, Tail Light
2                      4668907-005             Paint Mask, Front Turn Signal
2                      4668907-001             Paint Mask, Headlight
4                      4668907-002             Paint Mask, Side Marker
6                      4668907-003             Paint Mask, Reflector
2                      4558921-001             Gasket, Windshield
2                      12338316-2              Springs
2                      12339385                Front Door Striker
2                      12339386                Rear Door Striker
2                      12342624                DECAL, "TP42" & "TP36"
2                      5590178                 DECAL, "(A STAR)"
6                      12339057                DECAL, "SLING"
4                      12339059                DECAL, "TIE DOWN"
4                      12339060                DECAL "24 V"
2                      12340157                Bracket Mounting Clamp for
                                               M16

2                      12340142                Bracket Support Rifle
                                               Mounting
2                      12340051                Frame Seat Vehicular Rear
                                               Seat
10                     5591507                 Washer, Slotted Support
                                               Assembly
12                     3541                    Mount Resilient, Frt Support
                                               Mtg Clevis
1                      MS 51943-35             Nut, Self-Locking
2                      5584294                 Latch
2                      5584299                 Spacer Plate
4                      5584891                 Mount, Resilient
2                      5589067                 Bolt
2                      5591507                 Washer, Slotted
14                     5592032                 Washer, Flat
20                     5592926                 Washer, Flat
6                      5592927                 Washer, Lock
8                      5593241                 Washer, Flat
8                      5593269                 Washer, Flat
4                      5993090                 Catch
4                      9415477                 Screw
8                      9419454                 Nut
4                      9422534                 Washer
2                      12338667                Bracket
2                      12338693                Support
2                      12338833                Bracket
1                      12339019                Insulation
2                      12339020                Insulation

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                          DAAE07-94-C-0406                               7 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

Continued,

Qty/Veh               Part Number                 Description
- -------               -----------                 -----------
1                     12339023                    Insulation
1                     12339039                    Insulation
1                     12339087                    Plate Instruction
1                     12339513                    Frame Window
8                     12339559                    Stud, Plain
10                    12339561                    Plate, Snubber
8                     12339571                    Mount
2                     12340116                    Frame
1                     12340881                    Bracket
2                     12342067                    Seat Cushion
2                     12342068                    Seat Cushion
2                     12342912                    Rear Support
1                     12338186-52                 Spacer
1                     12339047-1                  Top, Assembly
1                     12339047-2                  Top, Assembly
1                     12339377-1                  Hook Rear
1                     12339377-2                  Hook Rear
1                     12340813-1                  Rear Seat Base
1                     12340813-2                  Rear Seat Base
2                     9-300-U-L                   Latch, Door
2                     9-300-U-R                   Lock, Door
2                     12342377-2                  Safety Belt - Rear
1                     12446706                    Extinguisher Plate
4                     12343055                    Spacers
1                     12340910                    DECALS (Fire Extinguisher)

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                           DAAE07-94-C-0406                              8 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

SECTION D - PACKAGING AND MARKING

D-1      MARKING REQUIREMENTS FOR EXPORT SHIPMENTS
         TACOM                                                (JAN 1991)

         Notwithstanding other requirements in this contract with respect to marking of shipments, all shipments moving through air or water terminals to destinations outside the U.S.A. will be marked in accordance with the requirements of DOD 4500.32-R, Military Standard Transportation and Movement Procedures (MILSTAMP), and MIL-STD-129M, Military Standard Marking for Shipment and Storage. The Contractor agrees to use Government-supplied DD Forms 1387 (Military Shipment Labels) or DD Forms 1387-1 (Military Shipping Tags) for such shipments, as appropriate per the guidance in MIL- STD-129M, and agrees to comply with shipping and marking instructions issued by the Administrative Contracting Officer (ACO). The proper marking of export shipments as discussed herein must be accomplished in conjunction with the requirements of FAR 52.247-52, CLEARANCE AND DOCUMENTATION REQUIREMENTS--SHIPMENTS TO DOD AIR AND WATER TERMINAL TRANSSHIPMENT POINTS, which is referenced in Section F of this contract.

                                       ***

CONTINUATION SHEET   Reference No. of Document Being Continued              Page
                         DAAE07-94-C-0406                                9 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

SECTION E - INSPECTION AND ACCEPTANCE

1.  INSPECTION OF SUPPLIES--FIXED-PRICE . . 52.246-2 . .  . . . . . . (JUL 1985)
2.  RESPONSIBILITY FOR SUPPLIES . . . . . . 52.246-16 . . . . . . . . (APR 1984)

E-2      CERTIFICATE OF CONFORMANCE

         52.246-15                                                    (APR 1984)

         (a) When authorized in writing by the cognizant Contract Administration Office (CAO), the Contractor shall ship with a Certificate of Conformance any supplies for which the contract would otherwise require inspection at source. In no case shall the Government's right to inspect supplies under the inspection provisions of this contract be prejudiced. Shipments of such supplies will not be made under this contract until use of the Certificate of Conformance has been authorized in writing by the CAO, or inspection or inspection and acceptance have occurred.

         (b) The Contractor's signed certificate shall be attached to or included on the top copy of the inspection or receiving report distributed to the payment office or attached to the CAO copy when contract administration (Block 10 of the DD Form 250) is performed by the Defense Contract Administration Services. In addition, a copy of the signed certificate shall also be attached to or entered on copies of the inspection or receiving report accompanying the shipment.

         (c) The Government has the right to reject defective supplies or services within a reasonable time after delivery by written notification to the Contractor. The Contractor shall in such event promptly replace, correct, or repair the rejected supplies or services at the Contractor's expense.

         (d)      The certificate shall read as follows:

                  I certify that on (date), the (insert Contractor's name) furnished the supplies or services called for by Contract number _________ via (Carrier) on (Identify the bill of lading or shipping document) in accordance with all applicable requirements. I further certify that the supplies or services are of the quantity specified and conform in all respects with the contract requirements, including specifications, drawings, preservation, packaging, packing, marking requirements, and physical item identification (part number), and are in the quantity shown on this or on the attached acceptance document.

                           Date of Execution: __________________

                           Signature: __________________________

                           Title: ______________________________

                                    (End of clause)

E-3      INSPECTION POINT: ORIGIN
         TACOM                                                        (FEB 1994)

   Inspection Point: ORIGIN

We will inspect the supplies as described elsewhere in this solicitation/contract and before acceptance. Fill-in the location, contractor's or subcontractor's plant, where origin inspection will occur.

CONTRACTOR'S PLANT: ____________________________________________________________
                     (Address)   (City)    (County)      (State)      (Zip)

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                          DAAE07-94-C-0406                              10 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

SUBCONTRACTOR'S PLANT: _________________________________________________________
                                       (Name)

                       _________________________________________________________
                      (Address)      (City)     (County)      (State)      (Zip)

                                 (End of Clause)

E-4      ACCEPTANCE POINT: ORIGIN
         TACOM                                                        (APR 1984)

   Acceptance Point: ORIGIN

         Acceptance of the supplies tendered under this contract shall be made at the address or addresses designated in this Section, in the clause entitled INSPECTION POINT. Acceptance of title at origin by the Government when delivery is F.O.B. Destination permits payment to the contractor provided that the invoice is supported by appropriate evidence of shipment. (See FAR 52.246-16, RESPONSIBILITY FOR SUPPLIES.)

                                       ***

E-5      SPECIAL TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS
         (CARC) ON METALLIC SURFACES
         TACOM                                                        (MAY 1989)

         a) Application:    MIL-C-46168
                            MIL-C-53039

         (b) End-Item Paint Inspection: After the complete paint finish has been applied and cured* (See *Note, below), the Contractor shall test and inspect two units per lot for (i) workmanship, (ii) total paint film thickness, and (iii) paint adhesion. Unless otherwise agreed to between the Contractor and the cognizant Government quality assurance representative, a lot shall be defined as all units submitted for final Government acceptance at one time. The use of test panels in lieu of actual production units is prohibited. At final inspection, the cumulative total paint film thickness of pretreatment, primer, and topcoat shall at a minimum conform to the sum of the minimum thicknesses for individual elements of the paint finish as specified in Table I herein. Sufficient locations shall be spot-checked to ensure proper workmanship and paint thickness uniformity. The size and configuration of the unit as well as the number of vendors responsible for the paint finish of component parts shall be taken into consideration in determining the number of locations to be checked. The specific number of test locations shall be agreed to by the cognizant Government quality assurance representative in advance. In addition, two locations on each sample unit shall be selected to conduct the scribe tape test. The test locations shall be routinely varied among the following:

                  1.     Directly adjacent to a weld

                  2. On or directly adjacent to a machine cut or sheared edge.

                  3.     On any mechanically formed surface when
                         lubricants/drawing compounds were used.

                  4.     On paint touch-up areas.

         (c) The precise location for each scribe tape test shall be in an inconspicuous location that has been accepted by the cognizant Government quality assurance representative before the test is conducted.

         (d) Upon completion of the scribe tape test, the scribe marks shall be feathered into the adjacent area and touched up with the required top coat so that the tested area again conforms to the applicable minimum specified in Table I herein.

*Note: The complete paint finish is defined as the pretreatment, primer, and topcoat applied to the substrate. Curing of the complete paint finish is dependent upon temperature, humidity, and paint film thickness. The time necessary to achieve sufficient adhesion to pass the scribe tape test must be determined by each facility. For purposes of this test, curing at ambient temperature will take from 24 to 168 hours.

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                           DAAE07-94-C-0406                             11 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

         (e)      Test Methods:

                  1. Film Thickness. Film thickness shall be verified with a nondestructive film gage. The gage shall be suitable for measurements over the applicable substrate material and shall have sufficient accuracy to ensure compliance to the thickness limitations. The gage shall be capable of being calibrated. If no other calibration specification or requirement is identified elsewhere in this contract, then the gage shall be calibrated in accordance with MIL-STD-45662.

                  2. Scribe Tape Test. The following test procedure shall be followed. The test surface shall be sufficiently warm and dry to ensure adhesion of the tape. All dimensions cited in this Scribe Tape Test description are approximate:

                     (a) Scribe four one-inch lines completely through the paint finish to the substrate, one sixteenth to three thirty-seconds of an inch apart.

                     (b) Scribe four additional one-inch lines, completely through the paint finish, one sixteenth to three thirty-seconds of an inch apart, rotated 90 degrees with respect to the first set of lines. The resulting pattern shall contain nine squares.

                     (c) Press a length of A-A-1830, A-A-884, or any commercially available tape with a minimum adhesion rating of 45 oz. per inch of width firmly over the scribed pattern, rubbing out all air pockets.

                     (d) Wait 10 seconds, minimum. Grasp a free end of the tape and at a rapid speed strip it from the paint surface by pulling the tape back upon itself at 180 degrees.

         (f)      Interpretation of Test Results

                  1. Film Thickness. All applicable surfaces shall have complete paint coverage. A minimum of 75% of the applicable surfaces of each test unit shall meet the minimum, cumulative dry film thickness requirements. Failure of either test unit shall result in rejection of the production lot that it represents.

                  2. Scribe Tape Test (Adhesion). The removal of two or more complete squares of top coat, or top coat-primer-pretreatment coating, from either test unit constitutes test failure and the production lot from which it comes is rejected. Removal of overspray does not constitute test failure.

                                COATING THICKNESS

                  SPECIFICATION                  DRY FILM THICKNESS (Mils)
                   MIL-P-15328                           0.3 - 0.5
                   MIL-P-23377                           1.0 - 1.5
                   MIL-P-52192                           1.0 - 1.5
                   MIL-P-53022                           1.0 - 1.5
                   MIL-P-53030                           1.0 - 1.5
                   MIL-C-46168                           1.8 minimum
                   MIL-C-53039                           1.8 minimum.

Notice: The scribe tape test is designed to detect any deficiency in the paint application process that would affect the durability of the CARC finish. Typical causes of failure are:

                  (1) Inadequate cleaning of the substrate.

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                            DAAE07-94-C-0406                            12 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

                  (2) Contamination of the surface between coatings.

                  (3) Excessive paint film thickness in a single coating
                      application.

                  (4) Application of a coating over a previous coating which has not been adequately cured.

It is strongly recommended that the Contractor implement rigid in-process controls in conjunction with the best industrial painting practices to ensure that the performance requirements specified in this clause are met.

                                       ***

E-6      ADDITIONAL REQUIREMENT FOR CERTIFICATE OF CONFORMANCE
         TACOM                                                        (MAR 1984)

         The Certificate of Conformance shall be executed by an official authorized to sign the contract.

         b. In addition to the required distribution of the Certificate(s) as set forth in FAR 52.246-15, the Contractor shall distribute an additional copy of each Certificate to the Procuring Contracting Officer.

                                       ***

E-7      SUPPLEMENTAL STATEMENT OF WORK: FASTENER QUALITY ASSURANCE REQUIREMENTS
         TACOM                                                        (SEP 1992)

         a. This clause establishes quality assurance requirements for all threaded steel fasteners of Grade 5 and higher (as defined by SAE-J429) and metric fasteners with strength designations of 8.8 and higher (as defined by J-1199) that are to be used in items procured from either a Government or contractor owned Technical Data Package. It applies to fasteners received (i) from fastener manufacturers, (ii) from distributors, or (iii) as part of a subassembly for use in both new and repair items.

         b. The contractor shall implement and maintain a fastener quality assurance program which:

            (i) Assures the homogeneity of fastener lots. A homogeneous fastener lot is defined as one in which all of the fasteners are of the same size, type, grade, plating and manufacturer.

            (ii) Ensures that individual fasteners are identified by a fastener manufacturer symbol (logo). The manufacturer's symbol (logo) shall be listed in MIL-HDBK 57, dated 29 Sep 89.

            (iii) Provides objective quality evidence that the fasteners to be furnished under this contract meet all technical requirements.

         c. To determine the conformance of the fastener lots with the homogeneity and identification requirements, a sample from each lot of fasteners will be taken in accordance with MIL-STD-105, dated 10 May 89, Inspection Level II, AQL 1.0, or equivalent, except that lots shall be accepted with zero (0) defects (C=0) and rejected with one (1) or more defects. Each sample shall be examined for the following:

            (i) The grade and manufacturer symbol (logo) for each bolt in the lot sample shall be the same.

            (ii) Threads shall be examined to assure conformity to requirements.

            (iii) Plating (when specified) shall be examined to assure complete coverage.

         d. Objective quality evidence that fasteners meet all technical requirements shall consist of either:

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                          DAAE07-94-C-0406                              13 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

            (i) Favorable chemical, core hardness, plating and tensile test data provided by the manufacturer or supplier of a fastener lot which is directly traceable to that lot. Chemical tests shall include, as a minimum, percent by weight of the following elements: carbon, manganese, phosphorus and sulfur;

                                       or

            (ii) Favorable results of chemical and core hardness tests performed by the contractor or a subcontractor on sample(s) taken from the lot. Sampling for chemical, plating and core hardness testing shall be in accordance with MIL-STD-105, Level S-2, AQL 1.0 or equivalent. Chemical tests shall include, as a minimum, percent by weight of the following elements: carbon, manganese, phosphorus and sulfur.

         e. For item(s) procured using a Government Technical Data Package, Grade 8.1 or 8.2 fasteners are not an acceptable substitute for Grade 8 fasteners.

         f. Commercial items, defined as an end item or component of an end item whose sales volume to the general public is greater than 50% of the items produced, will be deemed to meet the requirements of this clause if the contractor has a current vendor control policy with regard to fasteners.

Note: During maintenance or repair, the Government will use Grade 8, zinc plated bolts from Government stocks as replacements for any Grade 5 or Grade 8.2 bolt used in commercial items.

                                 (End of clause)

E-8      DRAWINGS FOR INSPECTION
         TACOM (QR1004)                                               (NOV 1982)

         The Contractor shall make available to the Government Inspector, at the time of production inspection, legible drawings and printed specifications to which the product was manufactured. These drawings and specifications shall be annotated as to the latest revision incorporated therein. Upon completion of product inspection and acceptance by the Government Inspector, all drawings and specifications will be returned to the Contractor.

                                       ***

CONTINUATION SHEET   Reference No. of Document Being Continued              Page
                             DAAE07-94-C-0406                           14 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

E.9        CONTRACT QUALITY REQUIREMENTS

E.9.1 The Contractor shall have an established commercial quality plan in effoce on the contract effective date, which is hereby incorporated into this contract.

E.10       INSPECTION RECORDS

E.10.1 Inspection records of the examinations and tests (either in-process or end item) performed by the Contractor shall be kept complete and available to the Government for a period of four (4) years following completion of the contract.

E.10.2 The Contractor shall develop a Final Inspection Record (FIR), to include inspection criteria for all kits or special equipment that may be installed in each vehicle and road test. This FIR shall be updated as required to reflect all configuration changes. The Contractor shall perform a 100% Final Inspection of each vehicle in accordance with the Contractor's developed FIR. The Contractor shall perform a ten (10) mile road test on each vehicle at the Contractor's facility. During this road test the vehicle shall be tested for component malfunction and checked for any leaks. The Government reserves the right to witness/participate in this inspection.

E.11       IN-PROCESS INSPECTION

E.11.1 During the assembly of the production vehicles, an in-process inspection may be conducted by the Government representative to evaluate conformance to requirements. This inspection will consist of a physical inspection of subassemblies, examination of processing, manufacturing and inspection procedures and review of the Contractor's commercial quality plan and inspection records. The in-process inspection shall be conducted at the Contractor's facility.

E.11.2 The Government reserves the right to inspect all welds to assure conformance to established commercial procedures.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                           DAAE07-94-C-0406                             15 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

RESERVED

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                           DAAE07-94-C-0406                             16 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

SECTION F - DELIVERIES OR PERFORMANCE

      1.   STOP-WORK ORDER.......................52.212-13............(AUG 1989)
      2.   GOVERNMENT DELAY OF WORK..............52.212-15............(APR 1984)
      3.   F.O.B. ORIGIN.........................52.247-29............(JUN 1988)
      4.   CLEARANCE AND DOCUMENTATION
           REQUIREMENTS--SHIPMENTS TO DOD
           AIR OR WATER TERMINAL TRANSSHIPMENT
           POINTS................................52.247-52............(APR 1984)
      5.   F.O.B. POINT FOR DELIVERY OF
           GOVERNMENT-FURNISHED PROPERTY.........52.247-55............(APR 1984)
      6.   F.O.B. ORIGIN--CARLOAD AND TRUCKLOAD
           SHIPMENTS.............................52.247-59............(APR 1984)

F-2      SHIPMENT OF SUPPLIES
         TACOM                                                        (NOV 1983)

         The supplies to be delivered as specified in the Delivery Schedule shall be shipped in accordance with the instructions of the Contracting Officer or his duly authorized representative, whether in full load or less than load lots, or as a result of consolidating lots under the same or different contracts, in the following order of priority:

            (1) on Government Bill(s) of Lading or by means of the US Postal Services;

            (2) on Commercial Bill(s) of Lading to be converted to Government Bill(s) of Lading at destination;

            (3) on prepaid Commercial Bill(s) of Lading with transportation charges to be entered as a separate item on the invoice; or

            (4) as otherwise instructed when contract terms of sale preclude the use of Government funds for transportation costs.

                                       ***

F-3      DETENTION OF CARRIER'S EQUIPMENT
         TACOM                                                        (SEP 1978)

         The Contractor and subcontractor(s) shall allow the prompt and convenient access of carrier's equipment to loading docks or platforms where the supplies to be shipped will be placed for loading. Any charges for detention of carrier's equipment shall be for the account of the Contractor, except when the detention is required or caused by the Government.

                                       ***

F-4      METHODS OF SHIPMENT
         TACOM                                                        (SEP 1978)

         The Contractor will request:

         (i)   Government Bills of Lading and

         (ii) routing and other instructions, including MILSTAMP (Military Standard Transportation and Movement Procedure), as to the methods of shipment to be followed by the Contractor, or

         (iii) authorization to ship on Commercial Bills of Lading to be converted to Government Bills of Lading at destination from the transportation office, administering DCASMA, ten days in advance of the date on which materiel is ready for shipment. Appropriate forms for said requests shall be furnished to the Contractor by the cognizant DCASMA. The Contractor shall prepare and address said forms as directed by the Administrative Contracting Officer (ACO) or his duly authorized representative.

                                       ***

                                                                DAAE07-94-C-0406
                    REQUIRED DELIVERY SCHEDULE                     Page 17 of 37

                               MONTHS AFTER AWARD

CLLIN   SERVICE  MODEL  NOMEN     QTY   (1)    (2)    (3)     (4)     (5)    (6)     (7)     (8)    (9)     (10)   (11)    (12)
                                        MAY 94 JUN 94 JUL 94  AUG 94  SEP 94 OCT 94  NOV 94  DEC 94 JAN 95  FEB 95 MAR 95 APR 95
0001AA  ARMY     M1109  UP ARMOR
                        HMMWV     100    0      0     10      22      25     25      18                                          *
                                  0
                                  0
                                  0
                                  0
                                  0
                                  0
                                  0
                                  0
                                  0

CUMULATIVE PAGE TOTAL:            100    0      0     10      22      25     25      18      0      0       0      0       0     *

*  REMARKS

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                          DAAE07-94-C-0406                              18 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

LINE     PRON/                 OBLG                                                       ACCOUNTING            OBLIGATED
ITEM     AMS CD      ACRN      STAT                        ACCOUNTING CLASSIFICATION        STATION              AMOUNT
- ----     ------      ----      ----                        -------------------------        -------              ------

0001AA   JZ22PO86JZ   AA    1 21 22035                   25J5J01P5110 25CZ S2011322PO86     W56HZV            $4,985,000.00

   51103446
                                                                                                              -------------
                                                                                                       TOTAL  $4,985,000.00

         TOTAL BY    ACRN / ACCOUNTING CLASSIFICATION                                     ACCOUNTING            OBLIGATED
         ----- --    ----   ---------- -------------                                        STATION              AMOUNT
                                                                                            -------              ------
                      AA                  21 22035       25J5J01P5110 25CZ S2011322P086     W56HZV            $4,985,000.00

                                                                                                              -------------
                                                                                                       TOTAL  $4,985,000.00

G-1      CONTRACTING OFFICER'S REPRESENTATIVE                         (DEC 1991)
         252.201-7000

         (a) Definition.

                  Contracting Officer's Representative means an individual designated in accordance with subsection 201.602-2 of the Defense Federal Acquisition Regulation Supplement and authorized in writing by the contracting officer to perform specific technical or administrative functions.

         (b) If the Contracting Officer designates a contracting officer's representative (COR), the Contractor will receive a copy of the written designation. It will specify the extent of the COR's authority to act on behalf of the contracting officer. The COR is not authorized to make any commitments or changes that will affect price, quality, quantity, delivery, or any other term or condition of the contract.

                                 (End of clause)

G-2      COMMUNICATIONS

         TACOM                                                    (FEB 1985)

         Communications on technical matters pertaining to the contract shall be direct between the contractor and the Technical Representative. Communications for the Technical Representative shall be addressed to:

                                       Commander
                                       U.S. Army Tank-Automotive Command
                                       ATTN: TBD
                                       Warren, MI  48397-5000

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                                    DAAE07-94-C-0406                    19 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

SECTION H - SPECIAL CONTRACT REQUIREMENTS

 1.      STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER DEPARTMENT
         OF DEFENSE EMPLOYEES                                                           252.203-7000............(DEC 1991)
 2.      DISPLAY OF DOD HOTLINE POSTER                                                  252.203-7002............(DEC 1991)
 3.      PROHIBITION AGAINST RETALIATORY PERSONNEL
         ACTIONS                                                                        252.203-7003............(APR 1992)
 4.      DISCLOSURE OF INFORMATION                                                      252.204-7000............(DEC 1991)
 5.      PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT
         HOLDERS                                                                        252.205-7000............(DEC 1991)
 6.      BUY AMERICAN ACT AND BALANCE OF PAYMENTS
         PROGRAM                                                                        252.225-7001............(JAN 1994)
 7.      QUALIFYING COUNTRY SOURCES AS
         SUBCONTRACTORS                                                                 252.225-7002............(DEC 1991)
 8.      DUTY-FREE-ENTRY--QUALIFYING COUNTRY END PRODUCTS AND
         SUPPLIES                                                                       252.225-7009............(DEC 1991)
 9.      DUTY-FREE ENTRY--ADDITIONAL PROVISIONS                                         252.225-7010............(DEC 1991)
10.      SUPPLEMENTAL COST PRINCIPLES                                                   252.231-7000............(DEC 1991)
11.      DOD PROGRESS PAYMENT RATES                                                     252.232-7004............(NOV 1993)
12.      CERTIFICATION OF INDIRECT COSTS                                                252.242-7001............(DEC 1991)
13.      MATERIAL MANAGEMENT AND ACCOUNTING
         SYSTEM                                                                         252.242-7004............(DEC 1991)
14.      MATERIAL INSPECTION AND RECEIVING
         REPORT                                                                         252.246-7000............(DEC 1991)
15.      RESTRICTIONS ON SUBCONTRACTOR SALES TO THE
         GOVERNMENT                                                                     52.203-6................(JUL 1985)
16.      DUTY-FREE ENTRY                                                                52.225-10...............(APR 1984)
17.      PROGRESS PAYMENTS                                                              52.232-16...............(JUL 1991)
18.      PROGRESS PAYMENTS (ALTERNATE I)                                                52.232-16...............(JUL 1991)
19.      PROGRESS PAYMENTS (ALTERNATE II (APR 1984))                                    52.232-16...............(JUL 1991)
         Fill-in for No.  19: $3,988,000.00
H-2      PRICE CEILING
         252.217-7027                                                                                           (DEC 1991)

         The definitive contract resulting from this undefinitized action shall not exceed $9,970,000.00.

                                 (end of clause)

H-3      SUPPLIES TO BE ACCORDED DUTY-FREE ENTRY
         252.225-7008                                                 (DEC 1991)

         In accordance with paragraph (a) of the DUTY-FREE ENTRY clause and/or paragraph (b) of the DUTY-FREE ENTRY-- QUALIFYING COUNTRY END PRODUCTS AND SUPPLIES clause of this contract, the following supplies are accorded duty-free entry:

         -1-
         -2-
         -3-

                                 (End of clause)

H-4      EXECUTION AND COMMENCEMENT OF WORK
         52.216-23                                                    (APR 1984)

         The Contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than 2 May 94. Upon acceptance by both parties, the Contractor shall proceed with performance of the work, including purchase of necessary materials.

                                 (End of clause)

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                    DAAE07-94-C-0406                    20 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

H--5     LIMITATION OF GOVERNMENT LIABILITY
         52.216-24                                                    (APR 1984)

         (a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $4,985,000.00 dollars.

         (b) The maximum amount for which the Government shall be liable if this contract is terminated is $4,985,000.00 dollars.

                                 (End of clause)

H--6     CONTRACT DEFINITIZATION
         52.216-25                                                    (APR 1984)

         (a) A Firm Fixed Price definitive contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the letter contract, (2) all clauses required by law on the date of execution of the definitive contract, and (3) any other mutually agreeable clauses, terms and conditions. The Contractor agrees to submit a FFP proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is:

Contractor submission of proposal 20 May 94

Submission of make-or-buy plan N/A

Submission of subcontracting plan N/A

Commencement of negotiations 1 Aug 94

Definitization of contract 9 Sep 94

         (c) If agreement on a definitive contract to supersede this letter contract is not reached by the target date in paragraph (b) above, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.8 and Part 31 of the FAR, subject to Contractor appeal as provided in the DISPUTES clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the LIMITATION OF GOVERNMENT LIABILITY clause.

                   (1) After the Contracting Officer's determination of price or fee, the contract shall be governed by --

                            (i) All clauses required by the FAR on the date of
execution of this letter contract for either fixed-price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

                            (ii) All clauses required by law as of the date of
the Contracting Officer's determination; and

                            (iii) Any other clauses, terms, and conditions
mutually agreed upon.

                   (2) To the extent consistent with subparagraph (c)(l) above, all clauses, terms, and conditions included in this letter contract shall continue in effect, except those that by their nature apply only to a letter contract.

                                 (End of Clause)

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                   DAAE07-94-C-0406                     21 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

H-7      IDENTIFICATION OF SOURCES OF SUPPLY
         252.217-7026                                                 (DEC 1991)

         (a) The Government is required under 10 U.S.C. 2384 to obtain certain information on the actual manufacturer or sources of supplies it acquires.

         (b) The apparently successful Offeror agrees to complete and submit the following table before award:

                                      TABLE

         National   Commercial            Source of Supply
Line     Stock      Item                  ------ -- ------               Actual
Items    Number     (Y or N)    Company   Address             Part No.   Mfg.?
- -----    ------     -- -- --    -------   -------             ---- ---   -----
(1)      (2)        (3)         (4)       (4)                 (5)        (6)






(1) List each item of supply and item of technical data.

(2) If there is no national stock number, list none.

(3) Use Y if the item is a commercial item sold in substantial quantities to the general public and was priced in the offer using established catalog or market price; otherwise, use N. If Y is listed, the Offeror need not complete the remaining columns in the table.

(4) For items of supply, list all sources.  For technical data, list the source.

(5) For items of supply, list each source's part number for the item.

(6) Use Y if the source or supply is the actual manufacturer; N if it is not; and U if unknown.

                                 (End of clause)

H-8           NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR REDUCTION
              252.249-7002                                            (AUG 1993)

              (a) Within two weeks after the Government notifies the Contractor that this contract may be adversely affected by a program termination or reduction, the Contractor shall provide notice of such proposed termination or reduction to -

                               (1) Each representative of the Contractor's
employees whose work is directly related to the contract; or

                               (2) If there is no such representative at that
time, each such employee;

                               (3) The state dislocated worker unit or office
described in section 311(b)(2) of the Job Training

Partnership Act (29 U.S.C. 1661(b)(2)) and the chief elected official of the unit of general local government within which the adverse effect may occur; and

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                     DAAE07-94-C-0406                   22 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

                               (4) Each affected subcontractor.

              (b) If the proposed program termination or reduction is likely to result in plant closure or mass layoff, the notice provided an employee under paragraph (a) of this clause shall have the same effect as a notice of termination to the employee for the purpose of determining whether such employee is eligible for training, adjustment assistance, and employee services under section 325 or 325A of the Job Training Partnership Act. If the Contractor has specified that the proposed program termination or reduction is not likely to result in plant closure or mass layoff, the employee shall only be eligible to receive services under section 314(b) and paragraphs (1) through (14), (16), and
(18) of section 314(c) of the Job Training Partnership Act.

              (c) If the Government subsequently withdraws a notice issued in accordance with paragraph (a) of this clause, the Contractor, within two weeks after receipt of the withdrawal notice shall provide notice of the withdrawal to--

                               (1) The representatives, employees, offices,
officials, and subcontractors specified in paragraph (a) of this clause; and

                               (2) Each grantee under section 325(a) or 325A(a)
of the Job Training Partnership Act, as the case may be, providing training, adjustment assistance, and employment services to each employee described in this paragraph.

              (d) An employee who receives notice of withdrawal shall not be eligible for training, adjustment assistance, and employment services under section 325 of the Job Training Partnership Act, or section 325A of such Act, as the case may be, beginning on the date the employee receives such notice.

              (e) The Contractor shall insert the substance of this clause in all subcontracts of $500,000 or more.

                                  end of clause

H-9           INTEGRITY OF UNIT PRICES -- ALTERNATE I (1991 APR) --
              the Contractor shall submit the information required by paragraph
(c) of this clause as part of its proposal in response to the Government's solicitation.
              52.215-26                                               (APR 1991)

              (a) Any proposal submitted for the negotiation of prices for items of supplies shall distribute costs within contracts on a basis that ensures that unit prices are in proportion to the items' base cost (e.g., manufacturing or acquisition costs). Any method of distributing costs to line items that distorts unit prices shall not be used. For example, distributing costs equally among line items is not acceptable except when there is little or no variation in base cost. Nothing in this paragraph requires submission of cost or pricing data not otherwise required by law or regulation.

              (b) The requirement in paragraph (a) of this clause does not apply to any Department of Defense (DoD) and National Aeronautics and Space Administration (NASA) contract or subcontract item of supply for which the unit price is, or is based on, an established catalog or market price for a commercial item sold in substantial quantities to the general public. A price is based on a catalog or market price only if the item being purchased is sufficiently similar to the catalog or market price commercial item to ensure that any difference in price can be identified and justified without resort to cost analysis.

              (c) The Offeror/Contractor shall also identify those supplies which it will not manufacture or to which it will not contribute significant value. This information is not required for commercial item s sold in substantial quantities to the general public when the price is, or is based on, established catalog or market prices.

              (d) The Contractor shall insert the substance of this clause, less paragraph (c), in all subcontracts.

                                 (End of clause)

H-10 LOCAL ADDRESS FOR DD FORM 250

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                    DAAE07-94-C-0406                    23 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

TACOM                                                                 (SEP 1992)

              (A) The contractor must send two copies of the material inspection and receiving report (DD 250) to the following address:

                               US ARMY Tank Automotive Command
                               Acquisition Center - ATTN: AMSTA-IC
                               Warren, MI 48397-5000.

              (B) These two copies will fulfill the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F.

                                 (end of clause)

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                      DAAE07-94-C-0406                  24 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

H.11           EXCESS M1O97A1 PARTS

H.11.1 In order to produce the M1109 vehicle, the Government and the Contractor recognize that a number of parts will have to be removed from GFE M1097A1s. Some of these parts will be damaged by removal beyond reclamation. Others will be able to be reused.

H.11.2 The Contractor shall store, maintain and inventory all parts removed from any GFE vehicle in accordance with FAR 52.245-2 GOVERNMENT PROPERTY.

H.11.3 Title to said excess parts shall transfer to Contract DAAE07-93-D-J002 upon removal and completion of inventory. The records of inventory shall be provided to the Government Property Administrator, who shall determine packaging and/or disposal of the items.

H.11.4 Anticipated Excess M1097A1 Parts are:

CONTRACTOR
REF NUMBER      ARMY P/N       NOMENCLATURE                            EST.QTY
- ----------      --------       ------------                            -------
249             12340040       HANDLE, DOOR                            200
3177315         12338829       CAP, PLUG, W/S                          200
5584294         12339385       LATCH, DOOR STRK                        200
5584711         12339728-3     NUT, SELF LOCK                          800
5585153         12338841-1     HINGE, W/S UPPR                         100
5593241         G-9423534      WASHER, FLAT, LOCK                      800
5596172         12338807-5     SEAL, W/S FRAME, LOWER                  200
5596642         12340099-2     SPACER PLATE, 0.030                     200
5596643         12340099-3     SPACER PLATE, 0.060                     200
5596644         12340099-4     SPACER PLATE, 0.090                     200
5596645         12340099-5     SPACER PLATE, 0.190                     200
9415477         G-9415477      SCREW                                   400
12338813        12338813       PIN STRAIGHT, W/S                       300
12338833        12338833       BRKT, W/S HINGE                         200
12338835        12338835       LEAF BUTT HINGE, W/S                    100
12339727        12339727       SPACER PLATE, DOOR                      100
12340164        12340164       BRKT. MTG, LOWER                        100
12340301        12340301       CLEAT, STOW CABLE                       100
12340870        12340870       INSULATION BOARD                        100
12340873        12340873       INSULATION BOARD                        100
12341822        12341822       SCREW, INTERIOR TUNNEL                  1000
12342382        12342382       REINFORCEMENT ASSY                      200
12342912        12342912       REAR SUPPORT                            200
12342913        12342913       RT. HAND SUPPORT                        100
12342914        12342914       LT. HAND SUPPORT                        100
12338822-1      12338822-1     HINGE, W/S LWR/CTR                      200
12338822-2      12338822-2     HINGE, W/S LWR.R.H.                     100
N/A             N/A            SEAT BASE, DRIVERS                      100
N/A             N/A            FLOOR INSULATION, VARIOUS               UNK
12339612        12339612       PILLAR ASSY                             100
12342381        12342381       BRKT, MTG., FRT. SEAT BELT              200
N/A             30250          HEATER, VEH, CO                         100
12339014-2      12339014-2     RR.LWR RETAINER                         100
12339047-1      12339047-1     TOP ASSY, REAR STOW, LH                 100
12339047-2      12339047-2     TOP ASSY, REAR STOW, RH                 100
12339377-1      12339377-1     HOOK, REAR LATCH LOCK, RH               100

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                     DAAE07-94-C-0406                   25 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

                             EXCESS PARTS, CONTINUED

CONTRACTOR
REF NUMBER        ARMY P/N         NOMENCLATURE                       EST.QTY
- ----------        --------         ------------                       -------
12339377-2        12339377-2       HOOK, REAR LATCH LOCK, LH          100
12339378-1        12339378-1       HOOK, LATCH, VEH, RH               100
12339378-2        12339378-2       HOOK, LATCH, VEH, LH               100
12339551-1        12339551-1       C-PILLAR, INNER                    100
12339551-2        12339551-2       C-PILLAR, INNER                    100
12339552-1        12339552-1       BRKT, C-PILLAR MTG                 100
12339552-2        12339552-1       BRKT, C-PILLAR MTG                 100
12339653-1        12339653-1       MOUNT, ROOF, REAR                  100
12339653-2        12339653-2       MOUNT, ROOF, REAR                  100
12340099-1        12340099-1       SPACER PLATE, 0.125                200
12340342-5        12340342-5       TUBE ASSY, TURRET SUPP             100
12340342-6        12340342-6       TUBE ASSY, TURRET SUPP             100
207-320401-00     12339661         BUTTON, PLUG, W/S                  2000
MS35206-247       MS35206-247      SCREW, CIR. BRKR                   200
MS35206-248       MS35206-248      SCREW, LOCK PADDLE                 800
MS90728-7         MS90728-7        SCREW, HEX                         800
12339196-1        12339196-1       B-PILLAR W/FASTENERS               100
5584799           5584799          LT. REAR DOOR (BLANK)              100
5584800           5584800          RT. REAR DOOR (BLANK)              100
12338503-1        12338503-1       DRIVERS SEAT                       100
12339512          12339512         W/S FRAME                          100
12339514          12339514         W/S GLASS (NOTE:  GLASS
                                   INSTALLED ON ALREADY
                                   FRAMES IN MOST CASES).             100
12338316-1        12338316-1       SPRINGS                            200

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                                    DAAE07-94-C-0406                    26 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

RESERVED

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                     DAAE07-94-C-0406                   27 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

                           PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

CLAUSE TITLE                                       REFERENCE          DATE

1.       SPECIAL PROHIBITION ON EMPLOYMENT         252.203-7001       (APR 1993)
2.       CONTROL OF GOVERNMENT PERSONNEL
         WORK PRODUCT                              252.204-7003       (APR 1992)
3.       ACQUISITION FROM SUBCONTRACTORS
         SUBJECT TO ON-SITE INSPECTION
         UNDER THE INTERMEDIATE-RANGE
         NUCLEAR FORCES (INF) TREATY               252.209-7000       (DEC 1991)
4.       PRICING ADJUSTMENTS                       252.215-7000       (DEC 1991)
5.       AVAILABILITY OF CONTRACTOR RECORDS        252.215-7001       (DEC 1991)
6.       COST ESTIMATING SYSTEM
         REQUIREMENTS                              252.215-7002       (DEC 1991)
7.       SMALL AND SMALL DISADVANTAGED
         SUBCONTRACTING PLAN - DOD
         CONTRACTS                                 252.219-7003       (APR 1993)
8.       DRUG-FREE WORK FORCE (PER AL 92-7)        252.223-7004       (SEP 1988)
9.       PREFERENCE FOR CERTAIN
         DOMESTIC COMMODITIES                      252.225-7012       (DEC 1991)
10.      PREFERENCE FOR DOMESTIC
         SPECIALTY METALS                          252.225-7014       (DEC 1991)
11.      RESTRICTION ON ACQUISITION
         OF ANTIFRICTION BEARINGS                  252.225-7016       (APR 1993)
12.      REPORTING OF CONTRACT PERFORMANCE
         OUTSIDE THE UNITED STATES                 252.225-7026       (APR 1993)
13.      SECONDARY ARAB BOYCOTT OF
         ISRAEL                                    252.225-7031       (JUN 1992)
14.      DEFERRED ORDERING OF TECHNICAL
         DATA OR COMPUTER SOFTWARE                 252.227-7027       (APR 1988)
15.      DATA REQUIREMENTS                         252.227-7031       (OCT 1988)
16.      REDUCTION OR SUSPENSION OF
         CONTRACT PAYMENTS UPON FINDING
         OF FRAUD                                  252.232-7006       (AUG 1992)
17.      CERTIFICATION OF CLAIMS AND
         REQUESTS FOR ADJUSTMENT OR
         RELIEF                                    252.233-7000       (APR 1993)
18.      POSTAWARD CONFERENCE                      252.242-7000       (DEC 1991)
19.      APPLICATION FOR U.S. GOVERNMENT
         SHIPPING DOCUMENTATION/
         INSTRUCTIONS                              252.242-7003       (DEC 1991)
20.      PRICING OF ADJUSTMENTS                    252.243-7001       (APR 1984)
21.      PRICING OF CONTRACT MODIFICATIONS         252.243-7001       (DEC 1991)
22.      DEFINITIONS                               52.202-1           (SEP 1991)
23.      OFFICIALS NOT TO BENEFIT                  52.203-1           (APR 1984)
24.      GRATUITIES                                52.203-3           (APR 1984)
25.      COVENANT AGAINST CONTINGENT FEES          52.203-5           (APR 1984)
26.      ANTI-KICKBACK PROCEDURES                  52.203-7           (OCT 1988)
27.      PRICE OR FEE ADJUSTMENT FOR ILLEGAL
         OR IMPROPER ACTIVITY                      52.203-10          (SEP 1990)
28.      LIMITATION ON PAYMENTS TO
         INFLUENCE CERTAIN FEDERAL
         TRANSACTIONS                              52.203-12          (JAN 1990)
29.      SECURITY REQUIREMENTS                     52.204-2           (APR 1984)
30.      PROTECTING THE GOVERNMENT'S
         INTERESTS WHEN SUBCONTRACTING
         WITH CONTRACTORS DEBARRED,
         SUSPENDED, OR PROPOSED
         FOR DEBARMENT                             52.209-6           (NOV 1992)
31.      DEFENSE PRIORITY AND ALLOCATION
         REQUIREMENTS                              52.212-8           (SEP 1990)
32.      EXAMINATION OF RECORDS BY
         COMPTROLLER GENERAL                       52.215-1           (FEB 1993)
33.      AUDIT--NEGOTIATION                        52.215-2           (FEB 1993)
34.      PRICE REDUCTION FOR DEFECTIVE
         COST OR PRICING DATA                      52.215-22          (JAN 1991)

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                     DAAE07-94-C-0406                   28 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

35.      SUBCONTRACTOR COST OR PRICING DATA          52.215.-24      (DEC 1991)
36.      TERMINATION OF DEFINED BENEFIT
         PENSION PLANS                               52.215-27       (SEP 1989)
37.      ORDER OF PRECEDENCE                         52.215-33       (JAN 1986)
38.      REVERSION OR ADJUSTMENT OF PLANS
         FOR POSTRETIREMENT BENEFITS
         OTHER THAN PENSIONS(PRB)                    52.215-39       (JUL 1991)
39.      UTILIZATION OF SMALL BUSINESS
         CONCERNS AND SMALL DISADVANTAGED
         BUSINESS CONCERNS                           52.219-8        (FEB 1990)
40.      UTILIZATION OF WOMEN-OWNED SMALL
         BUSINESSES                                  52.219-13       (AUG 1986)
41.      LIQUIDATED DAMAGES-- SMALL
         BUSINESS SUBCONTRACTING PLAN                52.219-16       (AUG 1989)
42.      UTILIZATION OF LABOR SURPLUS
         AREA CONCERNS                               52.220-3        (APR 1984)
43.      LABOR SURPLUS AREA SUBCONTRACTING
         PROGRAM                                     52.220-4        (APR 1984)
44.      NOTICE TO THE GOVERNMENT OF
         LABOR DISPUTES                              52.222-1        (APR 1984)
45.      WALSH--HEALEY PUBLIC CONTRACTS
         ACT                                         52.222-20       (APR 1984)
46.      EQUAL OPPORTUNITY                           52.222-26       (APR 1984)
47.      EQUAL OPPORTUNITY
         PREAWARD CLEARANCE OF SUBCONTRACTS          52.222-28       (APR 1984)
48.      AFFIRMATIVE ACTION FOR SPECIAL
         DISABLED AND VIETNAM ERA
         VETERANS                                    52.222-35       (APR 1984)
49.      AFFIRMATIVE ACTION FOR HANDICAPPED
         WORKERS                                     52.222-36       (APR 1984)
50.      EMPLOYMENT REPORTS ON SPECIAL
         DISABLED VETERANS AND
         VETERANS OF THE VIETNAM ERA                 52.222-37       (JAN 1988)
51.      CLEAN AIR AND WATER                         52.223-2        (APR 1984)
52.      DRUG FREE WORKPLACE                         52.223-6        (JUL 1990)
53.      RESTRICTIONS ON CERTAIN FOREIGN
         PURCHASES                                   52.225-11       (MAY 1992)
54.      UTILIZATION OF INDIAN ORGANIZATIONS
         AND INDIAN--OWNED ECONOMIC
         ENTERPRISES                                 52.226-1        (AUG 1991)
55.      AUTHORIZATION AND CONSENT                   52.227-1        (APR 1984)
56.      NOTICE AND ASSISTANCE REGARDING
         PATENT AND COPYRIGHT
         INFRINGEMENT                                52.227-2        (APR 1984)
57.      FEDERAL, STATE, AND LOCAL TAXES
         (NONCOMPETITIVE CONTRACT)                   52.229-4        (JAN 1991)
58.      TAXES--CONTRACTS PERFORMED IN U.S.
         POSSESSIONS OR PUERTO RICO                  52.229-5        (APR 1984)
59.      DISCLOSURE AND CONSISTENCY
         OF COST ACCOUNTING PRACTICES
         this clause applies only when the
         Contractor has been determined
         eligible.  See Section K                    52.230-3        (AUG 1992)
60.      PAYMENTS                                    52.232-1        (APR 1984)
61.      DISCOUNTS FOR PROMPT PAYMENT                52.232-8        (APR 1989)
62.      EXTRAS                                      52.232-11       (APR 1984)
63.      INTEREST                                    52.232-17       (JAN 1991)
64.      ASSIGNMENT OF CLAIMS -- ALTERNATE I
         (APR 1984)                                  52.232-23       (JAN 1986)
65.      PROMPT PAYMENT
         note that if this contract contains
         a PROGRESS PAYMENTS clause, such
         progress payments shall be made
         on the seventh day after receipt of
         a proper contract finance request,
         as outlined in paragraph (b)(2) of
         this clause                                 52.232-25       (SEP 1992)
66.      ELECTRONIC FUNDS TRANSFER
         PAYMENT METHODS                             52.232-28       (APR 1989)
67.      DISPUTES                                    52.233-1        (DEC 1991)
68.      PROTEST AFTER AWARD                         52.233-3        (AUG 1989)
69.      F.O.B. ORIGIN--GOVERNMENT BILLS
         OF LADING OR PREPAID POSTAGE                52.242-10       (APR 1984)
70.      REPORT OF SHIPMENT (REPSHIP)                52.242-12       (DEC 1989)
71.      BANKRUPTCY                                  52.242-13       (APR 1991)
72.      CHANGES--FIXED--PRICE                       52.243-1        (AUG 1987)
73.      NOTIFICATION OF CHANGES                     52.243-7        (APR 1984)
74.      SUBCONTRACTS (FIXED--PRICE
         CONTRACTS)                                  52.244-1        (APR 1991)
75.      COMPETITION IN SUBCONTRACTING               52.244-5        (APR 1984)

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                                    DAAE07-94-C-0406                    29 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

         76.      GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS)
                  (ALTERNATE I (Apr 1984))
                  (91-DEV-44)                                                   52.245-2                    (DEC 1989)
         77.      LIMITATION OF LIABILITY--
                  HIGH-VALUE ITEMS                                              52.246-24                   (APR 1984)
         78.      COMMERCIAL BILL OF LADING NOTATIONS
                  the notation set forth in paragraph
                  (a) of the clause applies in this
                  contract.  The agency name in
                  line one of the notation shall read:
                  US ARMY TANK-AUTOMOTIVE COMMAND                               52.247-1                    (APR 1984)
         79.      PREFERENCE FOR U.S.-FLAG
                  AIR CARRIERS                                                  52.247-63                   (APR 1984)
         80.      VALUE ENGINEERING
                  the Contractor shall submit an
                  original and NINE copies of each
                  VE proposal submitted in
                  response to this clause                                       52.248-1                    (MAR 1989)
         81.      TERMINATION FOR CONVENIENCE OF THE
                  GOVERNMENT (FIXED-PRICE)                                      52.249-2                    (APR 1984)
         82.      DEFAULT (FIXED-PRICE SUPPLY
                  AND SERVICE)                                                  52.249-8                    (APR 1984)
         83.      COMPUTER GENERATED FORMS                                      52.253-1                    (JAN 1991)

I-2      PILOT MENTOR-PROTEGE PROGRAM
         252.219-7008                                                 (OCT 1992)

(a) In accordance with section 831 of the National Defense Authorization Act for Fiscal Year 1991, the Pilot Mentor-Protege Program provides incentives for Department of Defense (DoD) contractors to assist small disadvantaged businesses, or qualified organizations employing the severely disabled, to enhance their capabilities and increase the participation of such firms in Government and commercial contracts.

(b)      The pilot program consists of:

         (1) Mentor firms, which are prime contractors with at least one active subcontracting plan negotiated under Subpart 19.7 of the Federal Acquisition Regulation (FAR).

         (2) Protege firms, which are small disadvantaged business (SDB) concerns, or qualified organizations employing the severely disabled (as defined in section 8064A of Pub. I. 10z-172), eligible for receipt of Federal contracts and selected by the mentor firm.

         (3) Mentor-protege agreements, approved by the Office of Small and Disadvantaged Business Utilization, Office of the Under Secretary of Defense for Acquisition, which establish developmental assistance programs for protege firms.

         (4) Incentives, which may be provided to mentor firms by the DoD, including:

                  (i) Reimbursement for developmental assistance costs through a separate contract, or a separately priced contract line item on a DoD contract, or inclusion of program costs in indirect expense pools; or

                  (ii) Credit toward SDB subcontracting goals, established under a subcontracting plan negotiated under FAR subpart 19.7, for developmental assistance costs which are either reimbursed through indirect expense pools or are not reimbursed; or

                  (iii)    A combination of reimbursement and credit.

         (c) Contractors interested in participating in the pilot program are encouraged to contact the Office of Small and Disadvantaged Business Utilization, Office of the Under Secretary of Defense for Acquisition, OUSD (&) SADBU, room 2A940, The Pentagon, Washington, DC. 20301-3061, (703) 697-1688, for information regarding application and acceptance to the program, approval of mentor-protege agreements, incentives, reporting requirements, and program reviews.

                                 (End of clause)

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                                     DAAE07-94-C-0406                   30 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

I-3      FOREIGN SOURCE RESTRICTION
         252.225-7025                                                 (APR 1993)

         (a)      Definitions.

                  (1)      Domestic manufacture means--

                           (i)      For forging items, manufactured in the
United States or Canada if the Canadian firm--

                                    (A)     Normally produces similar items or
is currently producing the item in support of DoD contracts (as prime or subcontractor); and

                                    (B)     Agrees to become (upon receiving a
contract/order) a planned producer under DoD's Industrial Preparedness Program
(IPP), if it is not already a planned producer for the item.

                           (ii)     For high carbon ferrochrome (HCF),
manufactured in the United States regardless of source of the chrome ore.

                           (iii)    For high-purity silicon, manufactured in the
United States or Canada. When an item or subassembly containing high-purity silicon is involved, all such high-purity silicon incorporated in the item or subassembly must also have been manufactured in the United States or Canada.

                           (iv)     For miniature and instrument ball bearings,
manufactured in the United States or Canada and, when a ball bearing assembly is involved, all components of the bearing must also have been manufactured in the United States or Canada; and

                           (v)      For precision components for mechanical time
devices, manufacture in the United States or Canada, and, when a mechanical timing assembly is involved, all precision components of the assembly must also have been manufactured in the United States or Canada.

                  (2)      Forging items means--

                           ITEMS                        CATEGORIES

                  Shipboard forged anchor chain         All
                  Ship propulsion shafts                Excludes service and landing craft shafts
                  Periscope tubes                       All
                  Ring forgings for bull gears          All greater than 120 inches in diameter
                  Large caliber, thick-walled           Preform, gun tube, muzzle brake, and
                    cannon (105mm through               breach ring forgings
                    8-inch forgings)
                  60mm and 81mm mortar forgings         Bipod, base plate, and body yoke forgings
                  Small caliber weapons                 Barrel extensions, bolts, receivers,
                    forgings                            sights/handles, etc.
                  Tank and automotive
                    forgings                            Turret rings, road arms, final drive
                                                        gears, shafts, track shoes, axle shafts,
                                                        flywheels, connecting rods,
                                                        crankshafts, roadwheels, spindles,
                                                        torsion bars

                  (3) High carbon ferrochrome (HCF) means ferrochromium alloy that contains three percent or more carbon and 50 percent or more chromium.

                  (4) High-purity silicon means N or P type with a resistivity greater than 3000 ohm-centimeter.

                  (5) Miniature and instrument ball bearings means all rolling contact ball bearings with a basic outside diameter (exclusive of flange diameters) of 30 millimeters or less, irrespective of material, tolerance, performance, or quality characteristics.

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                                     DAAE07-94-C-0406                   31 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

                  (6) Precision components for mechanical time devices are parts which closely relate so that precise control and selection of working production tolerances can be maintained to accomplish the desired function and reliability. In terms of accuracy, such precision components have total tolerances under 0.003 inches, eccentricities less than 0.0015 inches, and surface finishes better than 65 rms. Examples of such precision components include: gears, pinions, posts, and plates.

         (b) The Contractor agrees that end items and their components delivered under this contract shall contain forging items, high carbon ferrochrome, high-purity silicon, miniature and instrument ball bearings, and precision components for mechanical time devices that are of domestic manufacture only.

         (c) The restrictions in paragraph (b) of this clause may be waived upon request from the contractor in accordance with the provisions of section
225.7104 of the DFARS. If the restriction is waived for miniature and instrument ball bearings or precision components for mechanical time devices, the Contractor agrees to acquire a like quantity and type of domestic manufacture for nongovernment use.

         (d) The restrictions in paragraph (b) do not include forgings incorporated in commercial vehicles, such as commercial cars and trucks, or noncombat support military vehicles.

         (e) The Contractor agrees to retain records showing compliance with these restrictions until three years after final payment and to make records available upon request of the Contracting Officer.

         (f) The Contractor agrees to insert this clause including this paragraph f, in every subcontract and purchase order issued in performance of this contract, unless items purchased contain none of the restricted items.

(TACOM) Items Subject to Domestic Forging Restriction (1990 Jul)

         (a) The following clarifications applies to the clause FOREIGN SOURCE RESTRICTIONS (DFARS 252.225-7025) in section H of this contract.

         (b) Paragraph (a) of the Foreign Source Restrictions Clause exempts commercial vehicles and noncombat military support vehicles from the domestic forging restrictions established elsewhere in the clause.

         (c) However, for the purposes of this contract, the Government has determined that the exemption for commercial and noncombat military support vehicles does not apply. If you want to get a waiver from the requirements of this paragraph, follow the procedures outlined in paragraph (d) of the Items Subject to Domestic Forging Restriction's clause.

                                 (End of clause)

I-4      TRANSPORTATION OF SUPPLIES BY SEA
         252.247-7023                                                 (DEC 1991)

         (a)      Definitions.

As used in this clause--

                  (1) Components means articles, materials, and supplies incorporated directly into end products at any level of manufacture, fabrication, or assembly by the Contractor or any subcontractor.

                  (2) Department of Defense (DoD) means the Army, Navy, Air Force, Marine Corps, and defense agencies.

                  (3) Foreign flag vessel means any vessel that is not a U.S.-flag vessel.

                  (4) Ocean transportation means any transportation aboard a ship, vessel, boat, barge, or ferry through international waters.

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Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

                  (5) Subcontractor means a supplier, materialman, distributor, or vendor at any level below the prime contractor whose contractual obligation to perform results from, or is conditioned upon, award of the prime contract and who is performing any part of the work or other requirement of the prime contract.

                  (6) Supplies means all property, except land and interests in land, that is clearly identifiable for eventual use by or owned by the DoD at the time of transportation by sea.

                           (i)      An item is clearly identifiable for eventual
use by the DoD if, for example, the contract documentation contains a reference to a DoD contract number or a military destination.

                           (ii)     Supplies includes (but is not limited to)
public works; buildings and facilities; ships; floating equipment and vessels of every character, type, and description, with parts, subassemblies, accessories, and equipment; machine tools; material; equipment; stores of all kinds; end items; construction materials; and components of the foregoing.

                  (7) U.S.-flag vessel means a vessel of the United States or belonging to the United States, including any vessel registered or having national status under the laws of the United States.

         (b) The Contractor shall employ U.S.-flag vessels in the transportation by sea of any supplies to be furnished in the performance of this contract. The Contractor and its subcontractors may request that the Contracting Officer authorize shipment in foreign-flag vessels, or designate available U.S.-flag vessels, if the Contractor or a subcontractor believes that--

                  (1) U.S.-flag vessels are not available for timely shipment;

                  (2) The freight charges are not inordinately excessive or unreasonable; or

                  (3) Freight charges are higher than charges to private persons for transportation of like goods.

         (c) The Contractor must submit any request for use of other than U.S.-flag vessels in writing to the Contracting Officer at least 45 days prior to the sailing date necessary to meet its delivery schedules. The Contracting Officer will process requests submitted after such date(s) as expeditiously as possible, but the Contracting Officer's failure to grant approvals to meet the shipper's sailing date will not of itself constitute a compensable delay under this or any other clause of this contract. Requests shall contain at a minimum--

                  (1)      Type, weight, and cube of cargo;

                  (2)      Required shipping date;

                  (3)      Special handling and discharge requirements;

                  (4)      Loading and discharge points;

                  (5)      Name of shipper and consignee;

                  (6)      Prime contract number; and

                  (7) A documented description of efforts made to secure U.S.-flag vessels, including points of contact (with names and telephone numbers) with at least two U.S.-flag carriers contacted. Copies of telephone notes, telegraphic and facsimile message or letters will be sufficient for this purpose.

         (d) The Contractor shall, within 30 days after each shipment covered by this clause, provide the Contracting Officer and the Division of National Cargo, Office of Market Development, Maritime Administration, U.S. Department of Transportation, Washington, DC 20590, one copy of the rated on board vessel operating carrier's ocean bill of lading, which shall contain the following information--

                  (1)      Prime contract number;

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                                   DAAE07-94-C-0406                     33 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

                  (2)      Name of vessel;

                  (3)      Vessel flag of registry;

                  (4)      Date of loading;

                  (5)      Port of loading;

                  (6)      Port of final discharge;

                  (7)      Description of commodity;

                  (8)      Gross weight in pounds and cubic feet if available;

                  (9)      Total ocean freight in U.S. dollars; and

                  (10)     Name of the steamship company.

         (e) The Contractor agrees to provide with its final invoice under this contract a representation that to the best of its knowledge and belief--

                  (1) No ocean transportation was used in the performance of this contract;

                  (2) Ocean transportation was used and only U.S.-flag vessels were used for all ocean shipments under the contract;

                  (3) Ocean transportation was used, and the Contractor had the written consent of the Contracting Officer for all non-U.S.- flag ocean transportation; or

                  (4) Ocean transportation was used and some or all of the shipments were made on non-U.S.-flag vessels without the written consent of the Contracting Officer. The Contractor shall describe these shipments in the following format:

                          ITEM         CONTRACT
                     DESCRIPTION      LINE ITEMS               QUANTITY

         TOTAL

         (f) If the final invoice does not include the required representation, the Government will reject and return it to the Contractor as an improper invoice for the purposes of the Prompt Payment clause of this contract. In the event there has been unauthorized use of non-U.S.-flag vessels in the performance of this contract, the Contracting Officer is entitled to equitably adjust the contract, based on the unauthorized use.

         (g) The Contractor shall include this clause, including this paragraph (g) in all subcontracts under this contract, which exceed the small purchase limitation of section 13.000 of the Federal Acquisition Regulation.

                                 (End of clause)

I-5      PREPARATION OF VALUE ENGINEERING CHANGE PROPOSALS
         252.248-7000                                                 (DEC 1991)

         Prepare Value Engineering Change Proposals, for submission pursuant to the value engineering clause of this contract, in the format prescribed by the version of MIL-STD-480 or MIL-STD-481 (whichever is applicable) in effect on the date of contract award.

                                 (end of clause)

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Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

I-6      REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION
         52.203-9                                                     (NOV 1990)

         (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

         (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

         (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

         CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION (Nov 1990)

                  (1)      I,                (name of certifier), am the officer
or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or
(f) of the Office of Federal Procurement Policy Act, as amended * (41 U.S.C.
423), (hereinafter referred to as the Act), as implemented in the FAR, occurring during the conduct of this procurement

- ----------------------------------.
(contract and modification number)

                  (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer,
employee, agent, representative, and consultant of                    (Name of
Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or
(f) of the Act, as implemented in the FAR, pertaining to this procurement.

                  (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet), ENTER NONE IF NONE EXISTS)

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
(Signature of the Officer or Employee Responsible for the Modification Proposal and date)


- --------------------------------------------------------------------------------
(Typed name of the Officer or Employee Responsible for the Modification
Proposal)

*Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of Certification)

         (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                     DAAE07-94-C-0406                   35 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989) the contractor shall ensure that an individual who has so certified is notified that Section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

         (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.

                                 (End of clause)

I-7      AUTHORIZED DEVIATIONS IN CLAUSES
         52.252-6                                                     (APR 1984)

         (a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.

         (b) The use in this solicitation or contract of any DoD FAR Supplement (DFARS) (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.

                                 (End of clause)

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                     DAAE07-94-C-0406                   36 of 37
Name of Offeror or Contractor    O GARA-HESS AND EISENHARDT ARMORING

          PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

J-1      LIST OF ATTACHMENTS AND EXHIBITS

         Attachment/Exhibit ID                 Title                     Date     Number
         ---------- ------- --                 -----                     ----     ------
         Exhibit A                  DD254 DEPARTMENT OF DEFENSE                     1
                                    CONTRACT SECURITY CLASSIFICATION
                                    SPECIFICATION

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                                          DAAE07-94-C-0406              24 of 55
Name of Offeror or Contractor

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

K-1 DISCLOSURE OF OWNERSHIP OF CONTROL BY A FOREIGN GOVERNMENT THAT SUPPORTS TERRORISM
         252.209-7001                                                 (APR 1983)

         (a) Definitions.

                   Significant interest, as used in this provision, means --

                           (1) Ownership of or beneficial interest in five
percent or more of the firm's or subsidiary's securities. Beneficial interest includes holding five percent or more of any class of the firm's securities in nominee shares, street names, or some other method of holding securities that does not disclose the beneficial owners;

                           (2) Holding a management position in the firm, such
as a director or officer;

                           (3) Ability to control or influence the election,
appointment, or tenure of directors or officers in the firm;

                           (4) Ownership of ten percent or more of the assets of
a firm such as equipment, buildings, real estate, or other tangible assets of the firm; or

                           (5) Holding 50 percent or more of the indebtedness of
a firm.

                  (2) Government, as used in this provision, includes any agent or instrumentality of that government.

         (b) Disclosure.

         The Offeror shall disclose any significant interest the government of each of the following countries has in the Offeror or a subsidiary of the Offeror. If the Offeror is a subsidiary, it shall also disclose any significant interest each government has in any firm that owns or controls the subsidiary. If none, leave blank.

             Country           Significant Interest

             (1)      Cuba         _____________________________________________

             (2)      Iran         _____________________________________________

             (3)      Iraq         _____________________________________________

             (4)      Libya        _____________________________________________

             (5)      North Korea  _____________________________________________

             (6)      Syria        _____________________________________________
                                         (End of provision)


K-2      SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION (DOC CONTRACTS)
         252.219-7000                                                 (DEC 1991)

         (a) Definition.

             Small disadvantaged business concern, as used in this provision, means a small business concern, owned and controlled by individuals who are both socially and economically disadvantaged, as defined by the Small Business Administration at 13 CFR Part 124, the majority of earnings of which directly accrue to such individuals. This term also means a small business concern

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          25 of 55
Name of Offeror or Contractor

owned and controlled by an economically disadvantaged Indian tribe or Native Hawaiian organization which meets the requirements of 13 CFR 124.112 or 13 CFR 124.113, respectively. In general, 13 CFR part 124 describes a small disadvantaged business concern as a small business concern --

                  (1) Which is at least 51 percent unconditionally owned by one or more socially and economically disadvantaged individuals; or

                  (2) In the case of any publicly owned business, at least 51 percent of the voting stock is unconditionally owned by one or more socially and economically disadvantaged individuals; and

                  (3) Whose management and daily business operations are controlled by one or more such individuals.

         (b) Representations. Check the category in which your ownership falls
- --

             ( ) Subcontinent Asian (Asian-Indian) American (U.S. citizen with origins from India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal)

             ( ) Asian-Pacific American (U.S. citizen with origins from Japan, China, the Philippines, Vietnam, Korea, Samoa, Guam, U.S. Trust Territory of the Pacific Islands, (Republic of Palau), the Northern Mariana Islands, Laos, Kampuchon (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunel, Republic of the Marshall Islands, or the Federated States of Micronesia.)

             ( ) Black American (U.S. citizen)

             ( ) Hispanic American (U.S. citizen with origins from South America, Central America, Mexico, Cuba, the Dominican Republic, Puerto Rico, Spain, or Portugal)

             ( ) Native American (American Indians, Eskimos, Aleuts, or Native Hawaiians, including Indian tribes or Native Hawaiian organizations)

             ( ) Individual/concern, other than one of the preceding, currently certified for participation in the Minority Small Business and Capital Ownership Development Program under Section 8(a) of the Small Business Act

             ( ) Other

         (c) Certifications. Complete the following --

             (1) The offeror is ( )

                        is not ( ) a small disadvantaged business concern.

             (2) The Small Business Administration (SBA) has ( )
                                                     has not ( )
made a determination concerning the offeror's status as a small disadvantaged business concern. If the SBA has made a determination, the date of the determination was

                    ________________
and the offeror --

             ( ) Was found by SBA to be socially and economically disadvantaged and no circumstances have changed to vary the determination.

             ( ) Was found by SBA not to be socially and economically disadvantaged but circumstances which caused the determination have changed.

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                             DAAE07-94-C-0406                           26 of 55
Name of Offeror or Contractor

         (d) Notification. Notify the Contracting Officer before award if your status as a small disadvantaged business concern changes.

         (e) Penalties and Remedies. Anyone who misrepresents the status of a concern as a small disadvantaged business for the purpose of securing a contract or subcontract shall --

             (1) Be punished by imposition of a fine, imprisonment, or both;

             (2) Be subject to administrative remedies, including suspension and debarment; and

             (3) Be ineligible for participation in programs conducted under the authority of the Small Business Act. (End of provision)


K-3      BUY AMERICAN ACT - BALANCE OF PAYMENTS PROGRAM CERTIFICATE
         252.225-7000                                                 (DEC 1992)

         (a) Definitions.

         Domestic end product, qualifying country, qualifying country end product, and nonqualifying country end product have the meanings given in the Buy American Act and Balance of Payments Program clause of this solicitation.

         (b) Evaluation.

         Offers will be evaluated by giving preference to domestic end products and qualifying country end products over nonqualifying country end products.

         (c) Certifications.

             (1) The Offeror certifies that --

                 (i) Each end product, except those listed in paragraphs (c)(2) or (3) of this clause, is a domestic end product; and

                 (ii) Components of unknown origin are considered to have been mined, produced, or manufactured outside the United States or a qualifying country.

             (2) The Offeror certifies that the following end products are qualifying country end products:

                         Qualifying Country End Products

             Line Item Number                      Country of Origin

             ___________________________           ___________________________

             (List only qualifying country end products.)

             (3) The Offerer certifies that the following end products are nonqualifying country end products:

                       Nonqualifying Country End Products

             Line Item Number                      Country of Origin (If known)

             ___________________________           ___________________________

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          27 of 55
Name of Offeror or Contractor

                               (End of provision)

K-4      INFORMATION FOR DUTY-FREE ENTRY EVALUATION
         252.225-7003                                                 (AUG 1992)

         (a) Is the offer based on furnishing any supplies (i.e., and items, components, or material) of foreign origin other than those for which duty-free entry is to be accorded pursuant to the Duty-Free Entry--Qualifying Country End Products and Supplies clause of this solicitation?

                  ( ) Yes

                  ( ) No

         (b) If the answer in paragraph (a) is yes, answer the following questions:

              (1) Are such foreign supplies now in the United States?

                  ( ) Yes

                  ( ) No

              (2) Has the duty on such foreign supplies been paid?

                  ( ) Yes

                  ( ) No

              (3) If the answer to paragraph (b)(2) is no, what amount is included in the offer to cover such duty?

                  $ _____________________

         (c) If the duty has not been paid, the Government may elect to make award on a duty-free basis. If so, the offered price will be reduced in the contract award by the amount specified in paragraph (b)(3). The Offeror agrees to identify, at the request of the Contracting Officer, the foreign supplies which are subject to duty-free entry.

         (d) Offers will be evaluated on a duty included basis except to the extent that --

              (1) The supplies are qualifying country end products as defined in the Buy American Act and Balance of Payments Program clause of this solicitation; or

              (2) The duty-free price is specified for use in the evaluation procedure.
                               (End of provision)


K-5      REPRESENTATION OF EXTENT OF TRANSPORTATION BY SEA
         252.247-7022                                                 (DEC 1991)

         (a) The Offeror shall indicate by checking the appropriate blank in paragraph (b) of this provision whether transportation of supplies by sea is anticipated under the resultant contract. The term supplies is defined in the Transportation of Supplies by Sea clause of this solicitation.

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          28 of 55
Name of Offeror or Contractor

         (b) Representation. The Offeror represents that it --

             ( ) Does anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

             ( ) Does not anticipate that supplies will be transported by sea in the performance of any contract or subcontract resulting from this solicitation.

         (c) Any contract resulting from this solicitation will include the Transportation of Supplies by Sea clause. If the Offeror represents that it will not use ocean transportation, the resulting contract will also include the Defense FAR Supplement clause at 252.247-7024, Notification of Transportation of Supplies by Sea.
                               (End of provision)


K-6      CERTIFICATE OF INDEPENDENT PRICE DETERMINATION
         32.203-2                                                     (APR 1983)

         (a) The offeror certifies that --

             (1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to (i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

             (2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

             (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

         (b) Each signature on the offer is considered to be a certification by the signatory that the signatory --

             (1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

             (2)(i) Has been authorized, in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through
(a)(3) above

(INSERT FULL NAME OF PERSON(S) IN THE OFFEROR'S ORGANIZATION
RESPONSIBLE FOR DETERMINING THE PRICES OFFERED IN THIS BID OR PROPOSAL, AND THE TITLE OF HIS OR HER POSITION IN THE OFFEROR'S ORGANIZATION);

                (ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and

                (iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

         (c) If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.
                               (End of provision)


K-7      CONTINGENT FEE REPRESENTATION AND AGREEMENT

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          29 of 55

Name of Offeror or Contractor

         52.203-4                                                     (APR 1984)

         (a) Representation The offeror represents that, except for full-time bona fide employees working solely for the offeror, the offeror -- (NOTE: THE OFFEROR MUST CHECK THE APPLICABLE BOXES. For interpretation of the representation, including the term bona fide employee, see Subpart 3.4 of the Federal Acquisition Regulation.)

             (1)      ( ) has
                      (X) has not

employed or retained any person or company to solicit or obtain this contract;
and

             (2)      ( ) has
                      (X) has not

paid or agreed to pay to any person or company employed or retained to solicit or obtain this contract any commission, percentage, brokerage, or other fee contingent upon or resulting from the award of this contract.

         (b) Agreement The offeror agrees to provide information relating to the above Representation as requested by the Contracting Officer and, when subparagraph (a)(1) or (a)(2) is answered affirmatively, to promptly submit to the Contracting Officer --

             (1) A completed Standard Form 119, Statement of Contingent or Other Fees, (SF 119); or

             (2) A signed statement indicating that the SF 119 was previously submitted to the same contracting officer, including the date and applicable solicitation or contract number, and representing that the prior SF 119 applies to this offer or quotation. (End of provision)


K-6      REQUIREMENT FOR CERTIFICATE OR PROCUREMENT INTEGRITY (ALTERNATE I)
         52.203-8                                                     (SEP 1990)

         (a) Definitions. The definitions at FAR 3.184-4 are hereby incorporated in this provision.

         (b) Certifications. As required in paragraph (c) of this provision, the officer or employee responsible for this offer shall execute the following certification:

                      CERTIFICATE OF PROCUREMENT INTEGRITY

             (1) I, M. J. Lennon (Name of certifier), am the officer or employee responsible for the preparation of this offer and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended *(41 U.S.C. 423), (hereinafter referred to as the Act), as implemented in the FAR, occurring during the conduct of this procurement DAAE07-94-C-0406.
          (solicitation number)

             (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of O'Gara-Hess & Eisenhardt (Name of offeror) who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a), (b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

             (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity (Continuation Sheet), (ENTER NONE IF NONE EXISTS)

                                      NONE
________________________________________________________________________________

________________________________________________________________________________

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          30 of 55
Name of Offeror or Contractor

________________________________________________________________________________

________________________________________________________________________________


             (4) I agree that, if awarded a contract under this solicitation, the certifications required by subsection 27(a)(1)(B) of the Act shall be maintained in accordance with paragraph (f) of this provision.

     /s/ M.J. Lennon     5/12/94
- --------------------------------------------------------------------------------
(Signature of the Officer or Employee Responsible for the offer and Date)


 M.J. Lennon, Mgr Military and Commercial Programs
- --------------------------------------------------------------------------------
(Typed Name of the Officer or Employee Responsible for the Offer)


*Subsections 27 (a), (b), and (d) are effective on December 1, 1990. Subsection 27 (f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of certification)

         (c) For procurements, including contract modifications, in excess of $100,000 made using procedures other than sealed bidding, the signed certifications shall be submitted by the successful Offeror to the Contracting Officer within the time period specified by the Contracting Officer when requesting the certificates except as provided in subparagraph (c)(1) through
(c)(5) of this clause. In no event shall the certificate be submitted subsequent to award of a contract or execution of a contract modification:

             (1) For letter contracts, other unpriced contracts, or unpriced contract modifications, whether or not the unpriced contract or modification contains a maximum or not to exceed price, the signed certifications shall be submitted prior to the award of the letter contract, unpriced contract, or unpriced contract modification, and prior to the definitization of the letter contract or the establishment of the price of the unpriced contract or unpriced contract modification. The second certification shall apply only to the period between award of the letter contract and execution of the document definitizing the letter contract, or award of the unpriced contract or unpriced contract modification and execution of the document establishing the definitive price of such unpriced contract or unpriced contract modification.

             (2) For basic ordering agreements, prior to the execution of a priced order; prior to the execution of an unpriced order, whether or not the unpriced order contains a maximum or not to exceed price; and, prior to establishing the price of an unpriced order. The second certificate to be submitted for unpriced orders shall apply only to the period between award of the unpriced order and execution of the document establishing the definitive price for such order.

             (3) A certificate is not required for indefinite delivery contracts (see subpart 16.3) unless the total estimated value of all orders eventually to be placed under the contract is expected to exceed $100,000.

             (4) For contracts and contract modifications which include options, a certificate is required when the aggregate value of the contract or contract modification and all options (see 3.104-4(e)) exceeds $100,000.

             (5) For purposes of contracts entered into under section 8(a) of the SBA, the business entity with whom the SBA contracts, and not the SBA, shall be required to comply with the certification requirements of subsection 27(e). The SBA shall obtain the signed certificate from the business entity and forward the certificate to the Contracting Officer prior to the award of a contract to the SBA.

             (6) Failure of an Offeror to submit the signed certificate within the time prescribed by the Contracting Officer shall

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          31 of 55
Name of Offeror or Contractor

cause the offer to be rejected.

         (d) Pursuant to FAR 3.104-9(d), the Offeror may be requested to execute additional certifications at the request of the Government. Failure of an Offeror to submit the additional certifications shall cause its offer to be rejected.

         (e) A certification containing a disclosure of a violation or possible violation will not necessarily result in the withholding of an award under this solicitation. However, the Government, after evaluation of the disclosure, may cancel this procurement or take any other appropriate actions in the interests of the Government, such as disqualification of the Offeror.

         (f) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing contractor responsible for the offer may rely upon a one-time certification from each individual required to submit a certification to the competing contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of Section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for 6 years from the date a certifying employee's employment with the company ends or, for an agent, representative or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

         (g) Certifications under paragraph (b) and (d) of this provision are material representations of fact upon which reliance will be placed in awarding a contract.
                               (End of provision)


K-9 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS 52.203-11 (APR 1991)

         (a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation on Payments to Influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph
(b) of this certification.

         (b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989 that:

                  (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of an agency, a Member of Congress an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan or cooperative agreement;

                  (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, ONE standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and

                  (3) He or she will include the language of this certification in all subcontract awards at any time and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

         (c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1332, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.
                               (End of provision)

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                              DAAE07-94-C-0406                          32 of 55
Name of Offeror or Contractor

K-10     ECONOMIC PURCHASE QUANTITY -- SUPPLIES
         52.207-4                                                     (AUG 1987)

         (a) Offerors are invited to state an opinion on whether the quantity(ies) of supplies on which bids, proposals, or quotations are requested in this solicitation is (are) economically advantageous to the Government.

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

         (b) Each offeror who believes that acquisitions in different quantities would be more advantageous is invited to recommend an economic purchase quantity. If different quantities are recommended, a total and a unit price must be quoted for applicable items. An economic purchase quantity is that quantity at which a significant price break occurs. If there are significant price breaks at different quantity points, this information is desired as well.

                             OFFEROR RECOMMENDATIONS

                                         PRICE
   ITEM            QUANTITY             QUOTATION                         TOTAL
   ----            --------             ---------                         -----

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

         (c) The information requested in this provision is being solicited to avoid acquisitions in disadvantageous quantities and to assist the Government in developing a data base for future acquisitions of these items. However, the Government reserves the right to amend or cancel the solicitation and resolicit with respect to any individual item in the event quotations received and the Government's requirements indicate that different quantities should be acquired.
                               (End of provision)


K-11     CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT, AND
         OTHER RESPONSIBILITY MATTERS 52.209-5                        (MAY 1989)

         (a)(1) The Offeror certifies, to the best of its knowledge and belief, that--

                  (I) The Offeror and/or any of its Principals --

                           (A) ( ) are

                               ( ) are not

presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency;

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          33 of 55
Name of Offeror or Contractor

                           (B) ( ) have

                               (X) have not,

                           within a three-year period preceding this offer, been
convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state or local) contract or subcontract; violation of federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

                           (C) ( ) are

                               (X) are not

                           presently indicted for, or otherwise criminally or
civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

                  (ii) The Offeror

                               ( ) has

                               (X) has not,

                           within a three-year period preceding this offer, had
one or more contracts terminated for default by any Federal agency.

         (2) Principals, for the purpose of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

THIS CERTIFICATION CONCERNS A MATTER WITHIN A JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

         (b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

         (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification will be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

         (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

         (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

                               (End of provision)

K-12     TYPE OF BUSINESS ORGANIZATION

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                             DAAE07-94-C-0406                           34 of 55

Name of Offeror or Contractor

         52.215-6                                                     (JUL 1987)

         The offeror or quoter, by checking the applicable box, represents that--

         (a) It operates as

                  (X) a corporation, incorporated under the laws of the State of Delaware
                  ( ) an individual
                  ( ) a partnership
                  ( ) a nonprofit organization, or
                  ( ) a joint venture.
                           (b) If the offeror or quoter is a foreign entity, it
operates as
                                    ( ) an individual
                                    ( ) a partnership
                                    ( ) a nonprofit organization
                                    ( ) a joint venture, or
                                    ( ) a corporation, registered for business
                                        in _____________.

                               (End of provision)

K-13     AUTHORIZED NEGOTIATORS
         52.215-11                                                    (APR 1984)

         The offeror or quoter represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals or quotations:

                         PERSONS AUTHORIZED TO NEGOTIATE

    NAME                       TITLE                           TELEPHONE NUMBER

 M.J. Lennon           Mgr. Military and Commercial Programs     (513) 874-2112
- --------------------------------------------------------------------------------
 N.P. Carpinello        V.P. Finance                             (513) 874-2112
- --------------------------------------------------------------------------------
 A.W. Crayden          Mgr. Cost & Pricing                       (513) 874-2112
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                               (End of provision)

K-14     PLACE OF PERFORMANCE
         52.215-20                                                    (APR 1984)

         (a) The offeror or quoter, in the performance of any contract resulting from this solicitation,

                  ( ) intends

                  (X) does not intend

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          35 of 55

Name of Offeror or Contractor

to use one or more plants or facilities located at a different address from the address of the offeror or quoter as indicated in this proposal or quotation.

         (b) If the offeror or quoter checks intends in paragraph (a) above, it shall insert in the spaces provided below the required information:

         Place of Performance (Street)                   Name and Address of Owner
         Address, City, County, State,                   and Operator of the Plant or
                  ZIP code)                              Facility if Other than Offeror or Quoter
     ----------------------------------------      -------------------------------------------

     ----------------------------------------      -------------------------------------------

     ----------------------------------------      -------------------------------------------

                               (End of provision)

K-15     SMALL BUSINESS CONCERN REPRESENTATION
         52.219-1                                                     (JAN 1991)

         (a) Representation. The offeror represents and certifies as part of its offer that it

                (X) IS a small business concern,
                ( ) is NOT a small business concern,

and that

                (X) all,
                ( ) NOT all

end items to be furnished will be manufactured or produced by a small business concern in the United States, its territories or possessions, Puerto Rico, or the Trust Territory of the Pacific Islands.

         (b) Definition. Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in this solicitation.

         (c) Notice. Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small business concern in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(d), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall (1) be punished by imposition of a fine, imprisonment, or both; (2) be subject to administrative remedies, including suspension and debarment; and (3) be ineligible for participation in programs conducted under the authority of the Act.
                               (End of provision)

K-16     WOMEN-OWNED SMALL BUSINESS REPRESENTATION
         52.219-3                                                     (APR 1984)

         (a)      Representation.  The offeror represents that it
                           ( ) IS a woman-owned small business concern
                           (X) IS NOT a woman-owned small business concern.
         (b)      Definitions.

                  Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 15 CFR 121.

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                             DAAE07-94-C-0406                           36 of 55
Name of Offeror or Contractor

                  Women-owned, as used in this provision, means a small business that is at least 51 percent owned by a woman or women who are U.S. citizens and who also control and operate the business.
                               (End of provision)


K-17     PREFERENCE FOR LABOR SURPLUS AREA CONCERNS
         52.220-1                                                     (APR 1984)

         (a) This acquisition is not a set-aside for labor surplus area (LSA) concerns. However, the offeror's status as such a concern may affect (1) entitlement to award in case of the offers or (2) offer evaluation in accordance with the BUY AMERICAN ACT provision of this solicitation. In order to determine whether the offeror is entitled to a preference under (1) or (2) above, the offeror must identify, below, the LSA in which the costs to be incurred on account of manufacturing or production (by the offeror or the first-tier subcontractors) amount to more than 50 percent of the contract price.

              (Location)                         (Percentage of Contract Price)

- --------------------------------------       -----------------------------------

- --------------------------------------       -----------------------------------

- --------------------------------------       -----------------------------------

         (b) Failure to identify the locations as specified above will preclude consideration of the offeror as an LSA concern. If the offeror is awarded a contract as an LSA concern and would not have otherwise qualified for award, the offeror shall perform the contract or cause the contract to be performed in accordance with the obligations of an LSA concern.
                               (End of provision)

K-18     WALSH-HEALEY PUBLIC CONTRACTS ACT REPRESENTATION
         52.222-19                                                    (APR 1984)

         The offeror represents as a part of this offer that the offeror

                  ( ) IS a regular dealer in the supplies offered

                  ( ) IS NOT a regular dealer in the supplies offered, or

                  (X) IS a manufacturer of the supplies offered.

                  ( ) IS NOT a manufacturer of the supplies offered.
                               (End of provision)

K-19     CERTIFICATION OF NONSEGREGATED FACILITIES
         52.222-21                                                    (APR 1984)

         (a) Segregated facilities, as used in this provision, means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees, that are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or national origin because of habit, local custom, or otherwise.

         (b) By the submission of this offer, the offeror certifies that it does not and will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. The offeror agrees that a breach of this certification is a violation of the EQUAL OPPORTUNITY clauses in the contract.

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          37 of 55

Name of Offeror or Contractor

         (c) The offeror further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) it will--

                  (1) Obtain identical certifications from proposed subcontractors before the award of subcontracts under which the subcontractor will be subject to the EQUAL OPPORTUNITY clause;
                  (2) Retain the certifications in the files; and
                  (3) Forward the following notice to the proposed subcontractors (except if the proposed subcontractors have submitted identical certifications for the specific time periods;)

               NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT
                 FOR CERTIFICATIONS OF NONSEGREGATED FACILITIES

         "A Certification of Nonsegregated Facilities must be submitted before the award of a subcontract, under which the subcontractor will be subject to the EQUAL OPPORTUNITY clause. The certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually, or annually). NOTE: The penalty for making false statements in offers is prescribed in 18 U.S.C. 1001.

                               (End of provision)

K-20     PREVIOUS CONTRACTS AND COMPLIANCE REPORTS
         52.222-22                                                    (APR 1984)

         The offeror represents that--

         (a) It (X) has
                ( ) has not

participated in a previous contract or subcontract subject either to the EQUAL OPPORTUNITY clause of this solicitation, the clause originally contained in
Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 1ZZ143

         (b) It (X) has
                ( ) has not

filed all required compliance reports; and

         (c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

                               (End of provision)

K-21     AFFIRMATIVE ACTION COMPLIANCE
         52.222-25                                                    (APR 1984)

         The offeror represents that

         (a) It (X) has developed and has on file, ( ) has not developed and does not have on file,

at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or

         (b) It ( ) has not previously had contracts subject to the written affirmative action programs requirement of the rule and regulations of the Secretary of Labor.

                               (End of provision)

K-22     CLEAN AIR AND WATER CERTIFICATION
         52.223-1                                                     (APR 1984)

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          38 of 55
Name of Offeror or Contractor

         The offeror certifies that--

         (a) Any facility to be used in the performance of this proposed contract

             ( ) is
             (X) is not

listed on the Environmental Protection Agency List of Violating Facilities.

         (b) The offeror will immediately notify the Contractor Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the Environmental Protection Agency, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

         (c) The offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.
                               (End of provision)

K-23     CERTIFICATION REGARDING A DRUG-FREE WORKPLACE
         52.223-5                                                     (JUL 1990)

         (a) Definitions. As used in this provision

             Controlled Substance means a controlled substance in Schedules I through V of section 202 of the Controlled Substances Act (21 U.S.C. 812) and as further defined in regulation at 21 CFR 1308.11-1308.15.

             Conviction means a finding of guilt (including a plea of nolo contendere) or imposition of sentence, or both, by any judicial body charged with the responsibility to determine violations of the Federal or State criminal drug statutes.

             Criminal drug statute means a Federal or non-Federal criminal statute involving the manufacture, distribution, dispensing, possession or use of any controlled substance.

             Drug-free workplace means the site(s) for the performance of work done by the Contractor in connection with a specific contract at which employees of the Contractor are prohibited from engaging in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance.

             Employee means an employee of a Contractor directly engaged in the performance of work under a Government contract. Directly engaged is defined to include all direct cost employees and any other contractor employee who has other than a minimal impact or involvement in contract performance.

             Individual means an offeror/contractor that has no more than one employee including the offeror/contractor.

         (b) By submission of its offer, the offeror, if other than an individual, who is making an offer that equals or exceeds $25,000, certifies and agrees that, with respect to all employees of the offeror to be employed under a contract resulting from this solicitation, it will--no later than 30 calendar days after contract award (unless a longer period is agreed to in writing) for contracts of 30 calendar days or more performance duration, or as soon as possible for contracts of less than 30 calendar day performance duration; but in any case, by a date prior to when performance is expected to be completed.

             (1) Publish a statement notifying such employees that the unlawful manufacture, distribution, dispensing, possession or use of a controlled substance is prohibited in the Contractor's workplace and specifying the actions that will be taken against employees for violations of such prohibition;

             (2) Establish an ongoing drug-free awareness program to inform such employees about--

                           (i) The dangers of drug abuse in the workplace;
                           (ii) The Contractor's policy of maintaining a
drug-free workplace;

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          39 of 55

Name of Offeror or Contractor

                           (iii) Any available drug counseling, rehabilitation,
and employee assistance programs; and

                           (iv) The penalties that may be imposed
upon employees for drug abuse violations occurring in the workplace.

                  (3) Provide all employees engaged in performance of the contract with a copy of the statement required by subparagraphs (b)(1) of this provision;

                  (4) Notify such employees in writing in the statement required by subparagraph (b)(1) of this provision, that as a condition of continued employment on the contract resulting from this solicitation, the employee will--

                           (i) Abide by the terms of the statement; and
                           (ii) Notify the employer in writing of the employee's
conviction under a criminal drug statute for a violation occurring in the workplace no later than 5 calendar days after such conviction;

                  (5) Notify the Contracting Officer in writing within 10 calendar days after receiving notice under subdivision (b)(4)(ii) of this provision, from an employee or otherwise receiving actual notice of such conviction. The notice shall include the position title of the employee; and

                  (6) Within 30 calendar days after receiving notice under subdivision (b)(4)(ii) of this provision of a conviction, take one of the following actions with respect to any employee who is convicted of a drug abuse violation occurring in the workplace;

                           (i) Take appropriate personnel action against such
employee, up to and including termination; or

                           (ii) Require such employee to satisfactorily
participate in a drug abuse assistance or rehabilitation program approved for such purposes by a Federal, State, or local health, law enforcement, or other appropriate agency.

                  (7) Make a good faith effort to maintain a drug-free workplace through implementation of subparagraphs (b)(1) through (b)(6) of this provision.

         (c) By submission of its offer, the offeror, if an individual who is making an offer of any dollar value, certifies and agrees that the offeror will not engage in the unlawful manufacture, distribution, dispensing, possession, or use of a controlled substance in the performance of the contract resulting from this solicitation.

         (d) Failure of the offeror to provide the certification required by paragraph (b) or (c) of this provision, renders the offeror unqualified and ineligible for award. (See FAR 9.104-1(g) and 19.602-1(a)(2)(i).)

         (e) In addition to other remedies available to the Government, the certification in paragraphs (b) and (c) of this provision concerns a matter within the jurisdiction of an agency of the United States and the making of a false, fictitious, or fraudulent certification may render the maker subject to prosecution under Title 18, United States Code, Section 1001.

                               (End of provision)

K-24     FREIGHT CLASSIFICATION DESCRIPTION
         52.247-53                                                    (APR 1984)

         Offerors are requested to indicate below the full Uniform Freight Classification description applicable to the supplies, the same as offeror uses for commercial shipment. This description should include the packing of the commodity (box, crate, bundle, loose, setup, knocked down, compressed, unwrapped, etc.), the container material (fiberboard, wooden, etc.), unusual shipping dimensions, and other conditions affecting traffic descriptions. The Government will use these descriptions as well as other information available to determine the classification description most appropriate and advantageous to the Government. Offeror understands that shipments on any F.O.B. origin contract awarded, as a result of this solicitation, will be made in conformity with the shipping classification description specified by the Government, which may be different from the classification

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          40 of 55
Name of Offeror or Contractor

description furnished below.
FOR FREIGHT CLASSIFICATION PURPOSES, OFFEROR DESCRIBES THIS COMMODITY AS:

Motor Vehicle
- ----------------------------------

- ----------------------------------

- ----------------------------------
                               (End of provision)

K-25     F.O.B. POINT
         TACOM                                                        (SEP 1978)

         Delivery on F.O.B. origin offers will be F.O.B. Carrier's equipment, wharf, or freight station, at the Government's option, at or near:

         (1)      Contractor's Plant:          Fairfield               OH      45014             Butler
                                            --------------------------------------------------------------
                                               (City)                  (State) (ZIP)            (County)

         (2)      Subcontractor's Plant:    ___________________________________________________________
                                               (City)                  (State) (ZIP)            (County)

                                       ***

K-26     IDENTIFICATION OF OFFERED PART NUMBER
         TACOM                                                        (NOV 1982)

         a. Offers in response to this solicitation are to be made on the contract item as defined in the Schedule (Section B) and in the accompanying Technical Data Package (TDP). Any offer made on an item that does not exactly conform to the descriptions and specifications in the TDP will not be considered for contract award. However, if the offeror manufactures or regularly sells the contract items under a part number designation other than the one set forth in Section B herein, that part number and revision or specification information shall be set forth in the spaces provided below.

                  Contract Line             Manufacturer's             Drawing/Specification             Date and
                  Item Number (CLIN)        Part number                                                  Revision No.

                  -------------------       -------------              -------------------               ------------

                  -------------------       -------------              -------------------               ------------

                  -------------------       -------------              -------------------               ------------

         b. By inserting the information requested above, offeror certifies that the offered part number conforms in all respects to the specifications, drawings, and requirements herein cited or incorporated by reference.

         c. If no part number information is inserted above by offeror, it is understood and agreed that offeror will supply only the part number called out in the Schedule, and that such part has no other code or designation for purpose of offeror's commercial sales.
                                       ***

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406                          41 of 55
Name of Offeror or Contractor

K-27     CERTIFICATION OF GOVERNMENT-OWNED PROPERTY FOR POSSIBLE USE
         TACOM                                                        (JAN 1991)

         The offeror certifies that there:  (X) is

                                            ( ) is not

Government-owned property in its plant(s), or in the plant(s) of any of its prospective subcontractors, which, assuming authorization for its use,

                  (X) will

                  ( ) will not

                  ( ) may or may not (not finally determined as of the date of this offer) by used in the performance of the contract resulting from this solicitation.

         NOTE: Offerors checking is AND will or may or may not above must notify the Government representative listed in Block 7 of the SF 33 at least ten days before the date when offers are due under the solicitation, so that the solicitation can be amended to include the appropriate Government property clause(s). If no such notification is given, authorization for the use of such property in this contract may be denied.

K-28     UNIQUE PAYMENT SITE
         TACOM                                                        (MAR 1984)

         When offeror desires payment to be made at other than the address in Block 15A of the Standard Form (SF) 33, indicate below:

            (Payment Site:)

            -----------------------------------------------------

            -----------------------------------------------------

            -----------------------------------------------------

            -----------------------------------------------------

                      CERTIFICATE OF PROCUREMENT INTEGRITY

      (1) I, __________________ am the officer or employee responsible for the preparation of this offer and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement Letter Contract DAAE07-94-C-0406.

      (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of O'Gara-Hess & Eisenhardt Armoring Company who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of the Act, as implemented in the FAR, pertaining to this procurement.

      (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certification of Procurement Integrity (Continuation Sheet). ENTER NONE IF NONE EXIST)

      NONE
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

      (4) I agree that, if awarded a contract under this solicitation, the certifications required by subsection 27(e)(1)(B) of the Act shall be maintained in accordance with paragraph (f) of this provision.

/s/ Michael J. Lennon   5/9/96
- --------------------------------
Signature of the officer or employee responsible for the offer and date.

 Michael J. Lennon
- --------------------------------
Typed name of the officer or employee responsible for the offer.

      THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

DEPARTMENT OF DEFENSE
CONTRACT SECURITY CLASSIFICATION SPECIFICATION (The requirements of the DoD Industrial Security Manual apply to all security aspects of this effort)

1.    CLEARANCE AND SAFEGUARDING

      a.    FACILITY CLEARANCE REQUIRED
            SECRET

      b.    LEVEL OF SAFEGUARDING REQUIRED
            SECRET

2.    THIS SPECIFICATION IS FOR: (X and complete as applicable)

      a.    PRIME CONTRACT NUMBER
            DAAE07-94-C-0406

      b.    SUBCONTRACT NUMBER
      c.    SOLICITATION OR OTHER NUMBER                       Due Date (YYMMDD)

3.    THIS SPECIFICATION IS: (X and complete as applicable)

X     a.    ORIGINAL (Complete date in all cases)              Date (YYMMDD)
                                                               940512

      b.    REVISED (Supercedes all previous specs) Revision No. Date (YYMMDD)


      c.    FINAL (Complete Item 5 in all cases)               Date (YYMMDD)

4.    IS THIS A FOLLOW-ON CONTRACT?   X YES  NO. If Yes, complete the following:

      Classified material received or generated under DAAE07-93-C-0865 (Preceding Contract Number) is transferred to this follow-on contract.

5.    IS THIS A FINAL DD FORM 254?    X YES  NO. If Yes, complete the following:

      In response to the contractor's request dated 12/93, retention of the identified classified material is authorized for the period of 12/95

6.    CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)

   a. NAME, ADDRESS, AND ZIP CODE  b. CAGE CODE  c. COGNIZANT SECURITY OFFICE
                                                   (Name, Address, and Zip Code)

      O'Gara-Hess & Eisenhardt                  DCMAO DAYTON
      Armoring Company                          Gentile Stations DCMDM-GYACB-J8/
      9113 LeSaint Drive             6W728      MR DI NOFA  1001 Hamilton Street
      Fairfield, Ohio  45014                    Dayton, Ohio  45444-5300

7.    SUBCONTRACTOR

   a. NAME, ADDRESS, AND ZIP CODE  b. CAGE CODE  c. COGNIZANT SECURITY OFFICE
                                                   (Name, Address, and Zip Code)

8.    ACTUAL PERFORMANCE

   a. LOCATION            b.  CAGE CODE     c.  COGNIZANT SECURITY OFFICE (Name,
                                                Address, and Zip Code)

      O'Gara-Hess & Eisenhardt                  DCMAO DAYTON
      Armoring Company                          Gentile Stations DCMDM-GYACB-J8/
      9113 LeSaint Drive            6W728       MR DI NOFA  1001 Hamilton Street
      Fairfield, Ohio  45014                    Dayton, Ohio  45444-5300

9.    GENERAL IDENTIFICATION OF THIS PROCUREMENT

      BALLISTIC ARMOR FOR HMMWV

10.   THIS CONTRACT WILL REQUIRE ACCESS TO:                       YES         NO

   a. COMMUNICATIONS SECURITY (COMSEC) INFORMATION                            X
   b. RESTRICTED DATA                                              X
   c. CRITICAL NUCLEAR WEAPON DESIGN INFORMATION                              X
   d. FORMERLY RESTRICTED DATA                                                X
   e. INTELLIGENCE INFORMATION
      (1)  Sensitive Compartmented Information (SCI)                          X
      (2)  Non-SCI                                                            X
   f. SPECIAL ACCESS INFORMATION                                              X
   g. NATO INFORMATION                                                        X
   h. FOREIGN GOVERNMENT INFORMATION                                          X
   i. LIMITED DISSEMINATION INFORMATION                                       X
   j. FOR OFFICIAL USE ONLY INFORMATION                                       X
   k. OTHER (Specify)                                                         X


11.   IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:           YES         NO

   a. HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT                           X
      ANOTHER CONTRACTOR'S FACILITY OR A GOVERNMENT
      ACTIVITY
   b. RECEIVE CLASSIFIED DOCUMENTS ONLY                            X
   c. RECEIVE AND GENERATE CLASSIFIED MATERIAL                     X
   d. FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE                         X
   e. PERFORM SERVICES ONLY                                                   X
   f. HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE                      X
      THE U.S., PUERTO RICO, U.S. POSSESSIONS AND TRUST                       X
      TERRITORIES                                                             X
   g. BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL                  X
      INFORMATION CENTER (DTIC) OR OTHER SECONDARY                            X
      DISTRIBUTION CENTER                                                     X
   h. REQUIRE A COMSEC ACCOUNT                                                X
   i. HAVE TEMPEST REQUIREMENTS                                               X
   j. HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS                           X
   k. BE AUTHORIZED TO USE THE DEFENSE COURIER SERVICE                        X
   l. OTHER (Specify)                                                         X

EXHIBIT A

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public examination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release

            Direct         X   Through (Specify):
      -----              -----

      Program Executive Office, Tactical Wheeled Vehicles
      Project Manager, Light Tactical Vehicles
      Warren, MI  48397-5000

to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review.

*In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.

13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

      Follow normal security procedures.

14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM YES X NO requirements, are established for this contract. (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)


15. INSPECTIONS. Elements of this contract are outside the inspection responsibility YES X NO of the cognizant security office (If Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.

   a. TYPED NAME OF CERTIFYING OFFICIAL   b. TITLE    c. TELEPHONE (Include Area
                                                         Code)

      SHARON C. THOMAS      CONTRACTING OFFICER           (810) 574-7251

   d. ADDRESS (Include Zip Code)

      U.S. ARMY TANK-AUTOMOTIVE COMMAND
      ATTN: AMSTA-IWCA
      WARREN, MI  48397-5000

   e. SIGNATURE

      /s/ Sharon C. Thomas

17.   REQUIRED DISTRIBUTION

X     a.    CONTRACTOR
      b.    SUBCONTRACTOR
X     c.    COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
      d.    U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION
X     e.    ADMINISTRATIVE CONTRACTING OFFICER
      f.    OTHERS AS NECESSARY

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1                            4

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        P00001

3.      EFFECTIVE DATE

        31 OCT 1994

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        JEAN SCOTT           /810-574-7187
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON         DPAS: DOA4
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
        Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning    copies of the amendments; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        ACRN AA: NET INCREASE   $1,963,222.00

C       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:  THE CHANGES SET FORTH
IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

X              MUTUAL AGREEMENT OF THE PARTIES

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor     is not,    X is required to sign this
document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

        M.J. Lennon
        V.P. Sales Mrkt & Programs

15B.    CONTRACTOR/OFFEROR

        /s/ M J Lennon
        (Signature of person authorized to sign)

15C.    DATE SIGNED

        10/26/94

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        SHARON C. THOMAS
        Contracting Officer

16B.    UNITED STATES OF AMERICA

        BY /s/ Sharon C. Thomas
               (Signature of Contracting Officer)

16C.    DATE SIGNED

        31 OCT 1994

                                                             DAAE07-94-C-0406
                                                             Modification P00001

PROGRAM:                     Up Armor High Mobility Multipurpose Wheeled Vehicle
                             (HMMWV) XM1109

CONTRACT:                    DAAE07-94-C-0406

MODIFICATION:                P00001

PREVIOUS CONTRACT AMOUNT:    $4,985,000.00

AMOUNT OF THIS ACTION:       $1,965,151.00

TOTAL CONTRACT AMOUNT:       $6,950,151.00

1. This is a bilateral modification to incorporate corrections, clarifications, revisions, increase funding level and revise the delivery schedule. CLIN 0001AA was previously funded at 50% of the Not-To-Exceed Ceiling price. The funding is increased to 75% of the qualifying proposal received, resulting in an actual funding level of 69.7%.

2. The Government and the Contractor agree to incorporate the corrections, clarifications and revisions shown below.

        a.     SECTION B - THE SCHEDULE

        The Contractor may bill for completed vehicles at the billing price of $69,501.51.

        b.     SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

               (1) All references to the M1109 in C.3 have been changed to XM1109.

               (2) C.3.5 GOVERNMENT FURNISHED EQUIPMENT PARTS LIST is revised, including corrected part numbers and revised quantities of some parts. The nomenclature of some parts is revised to reflect the source nomenclature.

        c.     SECTION E - INSPECTION AND ACCEPTANCE

               (1) ADDITIONAL REQUIREMENT FOR CERTIFICATE OF CONFORMANCE, E-6, is hereby deleted from the Contract.

        d.     SECTION F - DELIVERY SCHEDULE

               (1) F.5 REQUIRED DELIVERY SCHEDULE is revised for the convenience of the Government at no additional cost.

                                                             DAAE07-94-C-0406
                                                             Modification P00001

               (2) A quantity of 12 vehicles shall be maintained shipped in place at the Contractor's facility as reserve pool ready to be transported, on a moments' notice, to support any future contingency mission which may arise. Shipments shall be made on a First In, First Out basis. After last shipment under the Contract, less the reserve pool, the Government will provide instructions for these 12 vehicles.

        e.     SECTION G - CONTRACT ADMINISTRATION DATA

               (1) Accounting and Appropriation Data is revised to reflect the increase in funds.

               (2) G-1 CONTRACTING OFFICER'S REPRESENTATIVE is deleted from the Contract.

               (3) G-2 COMMUNICATIONS is deleted from the Contract.

        f.     SECTION H - SPECIAL CONTRACT REQUIREMENTS

               (1) MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM (DFARS 252.242-7004) (DEC 1991) (H 13.) is deleted from the Contract.

               (2) H-6 CONTRACT DEFINITIZATION is revised to reflect more realistic dates.

        g.     SECTION I - CONTRACT CLAUSES

               I 31. DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS is identified as DOA4 for this Contract.

        h.     SECTION J - LIST OF ATTACHMENTS

               (1) A corrected DD254 DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION SPECIFICATION, EXHIBIT A, is incorporated into the Contract.

3. As a result of the above agreements, the following page substitutions are made to the Contract:

SECTION        DELETE               ADD                   DESCRIPTION

   B            1-2                 1-2            SUPPLIES/SERVICES

   C            5-7                 5-7            C.3 STATEMENT OF WORK - XM1109 UP ARMORED HEAVY HMMWV

   E            12                  12             E-6 ADDITIONAL REQUIREMENT

                                                             DAAE07-94-C-0406
                                                             Modification P00001

                                                   FOR CERTIFICATE OF CONFORMANCE
   F            17                  17             REQUIRED DELIVERY SCHEDULE

   G            18                  18             CONTRACT ADMINISTRATION DATA

   H            19-20               19-20          SPECIAL CONTRACT REQUIREMENTS

   I            27                  27             CONTRACT CLAUSES

   J            37-37a              37-37a         EXHIBIT A, DD254 DEPARTMENT OF DEFENSE CONTRACT SECURITY CLASSIFICATION
                                                   SPECIFICATION

4. Subject to definitization, the Contractor releases the Government from any further equitable adjustments under this Contract for any claims related to this Modification P00001.

5. The Government's total Limitation of Liability for the Contract is $6,950,151.00.

6. All other terms and conditions, except as previously changed, remain the same.

CONTINUATION SHEET  Reference No. of Document Being Continued              Page
                              DAAE07-94-C-0406     MOD. No.: P00001      1 of 37
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE            AMOUNT

0001AA            PRODUCTION QUANTITY                  100        EA           $     N/A             $  6,950,151.00
                                                                                -----------           --------------

                  PRON: JZ22P086JZ    ACRN: AA
                  AMS CD: 51103446

                  THE FOLLOWING SECTIONS, B THROUGH F,
                  BRIEFLY STATE OUR REQUIREMENTS.
                  MORE DETAILED INFORMATION ABOUT
                  EACH SECTION MAY FOLLOW THESE CLIN
                  PAGES AS "SUPPLEMENTAL INFORMATION".

                                 (End of narrative A001)

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN:  2310-01-389-7558
                  NOUN: UP ARMOR
                  FSCM: 00000
                  PART NR: 9999999999
                  SECURITY CLASS: UNCLASSIFIED

                  THE CONTRACTOR SHALL PROVIDE ARMOR TO
                  GFM M1097 VEHICLES IN ACCORDANCE
                  WITH SECTION C.

                  THE NOT-TO-EXCEED CEILING PRICE IS
*                 $9,970,000.00.  FUNDED AT 69.7%.

                                 (End of narrative B001)

                  SECTION D - Packaging and Marking

                  BEST COMMERCIAL

                                 (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN    ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   001   W56HZW4096S101  Y00000    M               3

                            PROJ CD           BRK BLK PT
                              1J8

                  DEL REL CD      QUANTITY    DEL DATE
                     001             75        94NOV15

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  PARCEL POST ADDRESS
                  (Y00000) SHIPPING INSTRUCTIONS FOR
                           CONSIGNEE (SHIP-TO) WILL BE
                           FURNISHED PRIOR TO THE
                           SCHEDULED DELIVERY DATE FOR

CONTINUATION SHEET  Reference No. of Document Being Continued              Page
                              DAAE07-94-C-0406     MOD. No.: P00001      1 of 37
Name of Offeror or Contractor  O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE            AMOUNT

                           ITEMS REQUIRED UNDER THIS
                           REQUISITION.

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   002   W80SBG4270L001  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001             10        94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   003   W80SBG4272L001  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001              5       94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   004   W80SBG4272L002  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001              10      94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

CONTINUATION SHEET  DAAE07-94-C-0406                                Page 5 of 37
Name of Offeror or Contractor         O'GARA-HESS & EISENHARDT ARMORING COMPANY

C.3     STATEMENT OF WORK - XM1109 UP ARMORED HEAVY HMMWV                    *
        -------------------------------------------------

C.3.1 The Contractor shall provide 100 each Up-Armored Heavy High Mobility Multipurpose Wheeled Vehicles (UA-HHV) for the * U.S. Army. The UA-HVV shall be comprised of the M1097A1 vehicle with an armor package. The vehicle model will be designated as the XM1109 and will be referred to by that model number hereafter. The M1097A1 base vehicles shall be provided by the Government* as Government Furnished Material (GFM) to the Contractor at least sixty (60) days prior to the required delivery of completed XM1109s. *

C.3.2 The Government shall furnish (GFE) the parts listed in paragraph C.3.5 required to fabricate the XM1109. Complete sets* of these parts shall be delivered to the Contractor at least sixty (60) days prior to the delivery of the completed XM1109s.*

C.3.3   TECHNICAL REQUIREMENTS

C.3.3.1 The Contractor shall use a base vehicle the M1097A1 HMMWV, configuring the M1097A1 base vehicle with the level of armor protection described in the classified Enhanced Armor HMMWV Performance Specification dated 31 January 1994, O'Gara-Hess & Eisenhardt Armoring Company's drawing Number OAS4668001, to produce the new XM1109 vehicle. The classified performance * specification is under separate cover from this Statement of Work.

C.3.3.1.1 The Contractor shall weld in accordance with commercial procedures.

C.3.3.1.2       Reserved. *

C.3.3.2 The performance of the XM1109 vehicles shall not create an unsafe condition for the crew by application of the armor * package beyond that of a standard M1097A1 at gross vehicle weight (GVW) of 10,000 pounds. Any performance or reliability degradation of the XM1109 vehicle which can be attributed solely to the addition of the armor package shall be acceptable to the * Government.

C.3.3.3 The weight of the total armor package and turret assembly, including the weight of air conditioning, shall not exceed 3,200 pounds.

C.3.3.4 The XM1109 vehicle shall be painted with a three-color camouflage pattern in accordance with O'Gara-Hess & Eisenhardt * Armoring Company drawing No. 4668002, Pattern, Camouflage Paint, EA-HMMWV.

C.3.3.5 The 4-man crew compartment shall end just behind the rear of the rear seats. There shall be a full height sliding divider separating the crew compartment from the environment. This divider shall have a positive latch in both the open and closed positions. This divider shall provide the level of protection as described in the classified Enhanced Armor Performance Specification dated 31 January 1994.

C.3.3.6 Each XM1109 shall also be furnished with a rigid, removable environmental cover, O'Gara-Hess & Eisenhardt Armoring * Company P/N 4668912-001. This environmental cover shall protect the area from the rear of the crew compartment divider to the rear of the vehicle. The cover shall not have ballistic protection and shall not exceed the overall vehicle width or height. The environmental cover shall have a positive lock on the rear, with a means of opening from the crew compartment. The environmental cover shall be mounted to the back ballistic door in such a manner so as to prevent water from leaking into the crew compartment.

C.3.3.7 In the event that modifications must be made to the XM1109, the contractor shall notify the PCO. Any modifications * shall be reviewed with final approval by the Procuring Contracting Officer prior to implementation.

* Changed by Modification P00001.

CONTINUATION SHEET             DAAE07-94-C-0406                     Page 6 of 37
Name of Offeror or Contractor         O'GARA-HESS & EISENHARDT ARMORING COMPANY

C.3.4   ADDITIONAL REQUIREMENTS

C.3.4.1 Air Conditioning: The Contractor shall provide and install OH&E P/N 4668201-000, air conditioner assembly, on each XM1109 Up-Armor vehicle. *

C.3.4.2 Operable Side Glass: The Contractor shall provide operable ballistic glass in all of the XM1109 doors. The glass * shall allow access when open to allow an M16 rifle to be fired. The level of protection shall be as described in the classified performance specification dated 31 January 1994.

C.3.4.3  RESERVED.

C.3.4.4 Suspension: The Contractor shall replace all Front suspension springs, AM General P/N 12338316-1, with AM General P/N 12338316-2 suspension springs.

C.3.4.5  Reserved.

C.3.5   Government Furnished Equipment Parts List *

Qty/Veh        Part Number                     Description
- -------        -----------                     -----------
 12            12338083         Resilient Bushing Assembly       *
  2            05743208         Paint Mask, Tail Light           *
  2            05743209         Paint Mask, Front Turn Signal    *
  2            05743205         Paint Mask, Headlight            *
  4            05743206         Paint Mask, Side Marker          *
  6            05743207         Paint Mask, Reflector            *
  2            05743509         Gasket, Windshield               *
  2            12338316-2       Springs
  2            12339385         Front Door Striker
  2            12339386         Rear Door Striker
  2            12342624         DECAL, TP, 36PSI                 *
  2            05590178         DECAL, STAR
  6            12339057         DECAL, SLING
  4            12339059         DECAL, TIE DOWN
  4            12339060         DECAL, 24-VOLT
  2            12340157         Bracket, Rifle Mount             *
  2            12340142         Support Rifle Mounting           *
  2            12340051         Panel, Rear Seat Back            *
 20            12339560         Shim, Turret                     *
  1            MS 51943-35      Nut, Self-Locking
  2            12339381         Spacer, Rotary Lock              *
  4            12339571         Mount, Roof                      *
  2            12339729         Bolt                             *
 14            G-02436162       Washer, Flat                     *
 20            G-09414920       Washer, Flat                     *

*  Changed by Modification PZ0001.

CONTINUATION SHEET                DAAE07-94-C-0406                  Page 7 of 37
Name of Offeror or Contractor         O'GARA-HESS & EISENHARDT ARMORING COMPANY

  6            05592927         Washer, Lock
  8            05593241         Washer, Flat
  8            G-02436163       Washer, Flat                     *
  4            12339664         Latch, Tension                   *
  4            G-09415477       Screw                            *
  8            G-09419454       Locknut                          *
  4            G-09422534       Washer, Flat                     *
  2            12338667         Bracket, Angle, Rear Seat        *
  2            12338693         Support, Rear Seat Base          *
  2            12338833         Bracket, Mounting, RR            *
  1            12339019         Insulation
  2            12339020         Insulation
  1            12339023         Insulation
  1            12339039         Insulation
  1            12339087         Decal, Slave Receptacle
  1            12339513         Frame Window                     *
  2            12342625         DECAL, TP, 42PSI
  8            12339559         Stud, Plain                      *
 16            12339561         Plate, Snubber                   *
 16            12339571         Mount, Roof                      *
  2            12340116         Clevis, Front Mounting           *
  1            12340881         Gun Mount, Upper Front
  2            12342067         Seat Cushion
  2            12342068         Seat Cushion
  2            12342912         Rear Support
  8            12338186-52      Spacer                           *
  1            12339047-1       Top, Assembly
  1            12339047-2       Top, Assembly
  1            12340813-1       Rear Seat Base
  1            12340813-2       Rear Seat Base
  2            12340039-1       Lock, Rotary, LH                 *
  2            12340039-2       Lock, Rotary, RH                 *
  2            12342377-2       Safety Belt - Rear
  1            12446706         Extinguisher Plate
  4            12343055         Spacer                           *
  1            12340910         DECALS (Fire Extinguisher)
  8            12339563         Plate Assembly, Roof Mount       *
  4            12340058         Washer, Hardened                 *
  2            12342784         Bracket Assembly, Rifle Mount    *
  1            12343054         Decal, Seat Adjustment           *
  1            12340164         Bracket, Gun Mount               *
  2            12340259-3       Bolt                             *
  2            12340259-6       Bolt                             *

  *  Changed by Modification P00001.

CONTINUATION SHEET  Reference No. of Document Being Continued             Page
                               DAAE07-94-C-0406                         12 of 37
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

               (2)    Contamination of the surface between coatings.

               (3) Excessive paint film thickness in a single coating application.

               (4) Application of a coating over a previous coating which has not been adequately cured.

It is strongly recommended that the Contractor implement rigid in-process controls in conjunction with the best industrial painting practices to ensure that the performance requirements specified in this clause are met.
                                             ***

*E-6    ADDITIONAL REQUIREMENT FOR CERTIFICATE OF CONFORMANCE

        TACOM                                              (MAR 1984)    DELETED

E-7     SUPPLEMENTAL STATEMENT OF WORK: FASTENER QUALITY ASSURANCE REQUIREMENTS

        TACOM                                                         (SEP 1992)

        a. This clause establishes quality assurance requirements for all threaded steel fasteners of Grade 5 and higher (as defined by SAE-J429) and metric fasteners with strength designations of 8.8 and higher (as defined by J-1199) that are to be used in items procured from either a Government or contractor owned Technical Data Package. It applies to fasteners received (i) from fastener manufacturers, (ii) from distributors, or (iii) as part of a subassembly for use in both new and repair items.

        b. The contractor shall implement and maintain a fastener quality assurance program which:

               (i) Assures the homogeneity of fastener lots. A homogeneous fastener lot is defined as one in which all of the fasteners are of the same size, type, grade, plating and manufacturer.

               (ii) Ensures that individual fasteners are identified by a fastener manufacturer symbol (logo). The manufacturer's symbol (logo) shall be listed in MIL-HDBK 57, dated 29 Sep 89.

               (iii) Provides objective quality evidence that the fasteners to be furnished under this contract meet all technical requirements.

        c. To determine the conformance of the fastener lots with the homogeneity and identification requirements, a sample from each lot of fasteners will be taken in accordance with MIL-STD-105, dated 10 May 89, Inspection Level II, AQL 1.0, or equivalent, except that lots shall be accepted with zero (0) defects (C=0) and rejected with one (1) or more defects. Each sample shall be examined for the following:

               (i) The grade and manufacturer symbol (logo) for each bolt in the lot sample shall be the same.

               (ii) Threads shall be examined to assure conformity to requirements.

               (iii) Plating (when specified) shall be examined to ensure complete coverage.

        d. Objective quality evidence that fasteners meet all technical requirements shall consist of either:

*Clause deleted by Modification P00001

                                                                DAAE07-94-C-0406
F.5                       REQUIRED DELIVERY SCHEDULE               Page 17 of 37

                              MONTHS AFTER AWARD

CLIN    SERVICE MODEL  NOMEN   QTY  (1)    (2)    (3)    (4)    (5)    (6)    (7)    (8)    (9)    (10)   (11)   (12)
                                    MAY 94 JUN 94 JUL 94 AUG 94 SEP 94 OCT 94 NOV 94 DEC 94 JAN 95 FEB 95 MAR 95 APR 95
0001AA  ARMY    XM1109 UP
                       ARMOR
                       HMMWV   100  0      0      0      0      5      25     20     20     15     15                  *
                               0
                               0
                               0
                               0
                               0
                               0
                               0
                               0
                               0
                               0
CUMULATIVE PAGE TOTAL:         100  0      0      0      0      5      25     20     20     15     15     0      0     *

*  REMARKS:  Page changed by Modification P00001.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00001             4 of 4
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                           INCREASE/DECREASE         CUMULATIVE
LINE ITEM         AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT               AMOUNT                AMOUNT
- ---------         ------     ----    ----------      ------------         ------------------        ----------
 0001AA          JZ22P086JZ   AA         1          $ 4,985,000.00        $     1,965,151.00        $ 6,950,151.00    **
      51103446
                                                                          ------------------
                                                        NET CHANGE        $     1,965,151.00                          **

NET CHANGE BY                                          ACCOUNTING         INCREASE/DECREASE
ACRN                  ACCOUNTING CLASSIFICATION          STATION               AMOUNT
- -------------         -------------------------        ----------         -----------------
AA  21  22035     25J5J01P5110  25CZ  S2011322P086       W56HZV           $    1,965,151.00                            **
                                                                          -----------------
                                                         NET CHANGE       $    1,965,151.00                            **

NET CHANGE FOR AWARD:                                  PRIOR AMOUNT       INCREASE/DECREASE            CUMULATIVE
                                                        OF AWARD               AMOUNT               OBLIGATED AMOUNT
- ---------------------                                ---------------      -----------------         ----------------
                                                     $  4,985,000.00      $    1,965,151.00         $  6,950,151.00   **

G-1  CONTRACTING OFFICER'S REPRESENTATIVE
     252.201-7000                                      (DEC 1991)        DELETED

G-2  COMMUNICATIONS
     TACOM                                             (FEB 1985)        DELETED

*Deleted by Modification P00001
**Revised by Modification P00001

CONTINUATION SHEET    Reference No. of Document Being Continued           Page
                        DAAE07-94-C-0406     MOD. No.: P00001           19 of 37
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

SECTION H - SPECIAL CONTRACT REQUIREMENTS

1.  STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER
    DEPARTMENT OF DEFENSE EMPLOYEES.................  252.203-7000..........................................  (DEC 1991)
2.  DISPLAY OF DOD HOTLINE POSTER...................  252.203-7002..........................................  (DEC 1991)
3.  PROHIBITION AGAINST RETALIATORY PERSONNEL
    ACTIONS.........................................  252.203-7003..........................................  (APR 1992)
4.  DISCLOSURE OF INFORMATION.......................  252.204-7000..........................................  (DEC 1991)
5.  PROVISION OF INFORMATION TO COOPERATIVE
    AGREEMENT HOLDERS...............................  252.205-7000..........................................  (DEC 1991)
6.  BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM  252.225-7001..........................................  (JAN 1994)
7.  QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS....  252.225-7002..........................................  (DEC 1991)
8.  DUTY-FREE-ENTRY--QUALIFYING COUNTRY END PRODUCTS
    AND SUPPLIES....................................  252.225-7009..........................................  (DEC 1991)
9.  DUTY-FREE ENTRY--ADDITIONAL PROVISIONS..........  252.225-7010..........................................  (DEC 1991)
10. SUPPLEMENTAL COST PRINCIPLES....................  252.231-7000..........................................  (DEC 1991)
11. DOD PROGRESS PAYMENT RATES......................  252.232-7004..........................................  (NOV 1993)
12. CERTIFICATION OF INDIRECT COSTS.................  252.242-7001..........................................  (DEC 1991)
*13. DELETED
14. MATERIAL INSPECTION AND RECEIVING REPORT........  252.246-7000..........................................  (DEC 1991)
15. RESTRICTIONS ON SUBCONTRACTOR SALES TO THE
    GOVERNMENT......................................    52.203-6............................................  (JUL 1985)
16. DUTY-FREE ENTRY.................................    52.225-10...........................................  (APR 1984)
17. PROGRESS PAYMENTS...............................    52.232-16...........................................  (JUL 1991)
18. PROGRESS PAYMENTS (ALTERNATE I).................    52.232-16...........................................  (JUL 1991)
19. PROGRESS PAYMENTS (ALTERNATE II (APR 1984)).....    52.232-16...........................................  (JUL 1991)

*   Fill-in for No. 19: $5,560,120.80

H-2     PRICE CEILING
        252.217-7027                                                  (DEC 1991)

        The definitive contract resulting from this undefinitized action shall not exceed $9,970,000.00

                                 (end of clause)

H-3     SUPPLIES TO BE ACCORDED DUTY-FREE ENTRY
        252.225-7008                                                  (DEC 1991)

        In accordance with paragraph (a) of the DUTY-FREE ENTRY clause and/or paragraph (b) of the DUTY-FREE ENTRY--QUALIFYING COUNTRY END PRODUCTS AND SUPPLIES clause of this contract, the following supplies are accorded duty-free entry:

               -1-
               -2-
               -3-

                                 (End of clause)

H-4     EXECUTION AND COMMENCEMENT OF WORK
        52.216-23                                                     (APR 1984)

*  Changed by Modification P00001.

CONTINUATION SHEET   Reference No. of Document Being Continued            Page
                       DAAE07-94-C-0406     MOD. No.: P00001            20 of 37
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

H--5     LIMITATION OF GOVERNMENT LIABILITY
         52.216-24                                                    (APR 1984)

        (a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding * $6,950,151.00 dollars.

* (b) The maximum amount for which the Government shall be liable if this contract is terminated is $6,950,151.00 dollars.
                                 (End of clause)

H--6     CONTRACT DEFINITIZATION
         52.216-25                                                    (APR 1984)

        (a) A Firm Fixed Price definitive contract is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the letter contract, (2) all clauses required by law on the date of execution of the definitive contract, and (3) any other mutually agreeable clauses, terms and conditions. The Contractor agrees to submit a FFP proposal and cost or pricing data supporting its proposal.

(b) The schedule for definitizing this contract is:

Contractor submission of proposal 20 May 94

Submission of make-or-buy plan N/A

Submission of subcontracting plan N/A

* Commencement of negotiations 14 Nov 94

* Definitization of contract 30 Nov 94

        (c) If agreement on a definitive contract to supersede this letter contract is not reached by the target date in paragraph (b) above, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.8 and Part 31 of the FAR, subject to Contractor appeal as provided in the DISPUTES clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the LIMITATION OF GOVERNMENT LIABILITY clause.

                (1) After the Contracting Officer's determination of price or fee, the contract shall be governed by --

                       (i) All clauses required by the FAR on the date of execution of this letter contract for either fixed-price or cost--reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

                       (ii) All clauses required by law as of the date of the Contracting Officer's determination; and

                       (iii) Any other clauses, terms, and conditions mutually agreed upon.

                (2) To the extent consistent with subparagraph (c)(1) above, all clauses, terms, and conditions included in this letter contract shall continue in effect, except those that by their nature apply only to a letter contract.
                                 (End of Clause)

        *Revised by Modification P00001.

CONTINUATION SHEET   Reference No. of Document Being Continued            Page
                                  DAAE07-94-C-0406                      27 of 37
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

                           PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

        CLAUSE TITLE                                                        REFERENCE                   DATE
        1.     SPECIAL PROHIBITION ON EMPLOYMENT..........................  252.203-7001..............  (APR 1993)
        2.     CONTROL OF GOVERNMENT PERSONNEL
               WORK PRODUCT...............................................  252.204-7003..............  (APR 1992)
        3.     ACQUISITION FROM SUBCONTRACTORS
               SUBJECT TO ON-SITE INSPECTION
               UNDER THE INTERMEDIATE-RANGE
               NUCLEAR FORCES (INF) TREATY................................  252.209-7000..............  (DEC 1991)
        4.     PRICING ADJUSTMENTS........................................  252.215-7000..............  (DEC 1991)
        5.     AVAILABILITY OF CONTRACTOR RECORDS.........................  252.215-7001..............  (DEC 1991)
        6.     COST ESTIMATING SYSTEM
               REQUIREMENTS...............................................  252.215-7002..............  (DEC 1991)
        7.     SMALL AND SMALL DISADVANTAGED
               SUBCONTRACTING PLAN - DOD
               CONTRACTS..................................................  252.219-7003..............  (APR 1993)
        8.     DRUG-FREE WORK FORCE (PER AL 92-7).........................  252.223-7004..............  (SEP 1988)
        9.     PREFERENCE FOR CERTAIN
               DOMESTIC COMMODITIES.......................................  252.225-7012..............  (DEC 1991)
        10.    PREFERENCE FOR DOMESTIC
               SPECIALTY METALS...........................................  252.225-7014..............  (DEC 1991)
        11.    RESTRICTION ON ACQUISITION
               OF ANTIFRICTION BEARINGS...................................  252.225-7016..............  (APR 1993)
        12.    REPORTING OF CONTRACT PERFORMANCE
               OUTSIDE THE UNITED STATES..................................  252.225-7026..............  (APR 1993)
        13.    SECONDARY ARAB BOYCOTT OF
               ISRAEL.....................................................  252.225-7031..............  (JUN 1992)
        14.    DEFERRED ORDERING OF TECHNICAL
               DATA OR COMPUTER SOFTWARE .................................  252.227-7027..............  (APR 1988)
        15.    DATA REQUIREMENTS..........................................  252.227-7031..............  (OCT 1988)
        16.    REDUCTION OR SUSPENSION OF
               CONTRACT PAYMENTS UPON FINDING
               OF FRAUD...................................................  252.232-7006..............  (AUG 1992)
        17.    CERTIFICATION OF CLAIMS AND
               REQUESTS FOR ADJUSTMENT OR
               RELIEF.....................................................  252.233-7000..............  (APR 1993)
        18.    POSTAWARD CONFERENCE.......................................  252.242-7000..............  (DEC 1991)
        19.    APPLICATION FOR U.S. GOVERNMENT
               SHIPPING DOCUMENTATION/
               INSTRUCTIONS...............................................  252.242-7003..............  (DEC 1991)
        20.    PRICING OF ADJUSTMENTS.....................................  252.243-7001..............  (APR 1984)
        21.    PRICING OF CONTRACT MODIFICATIONS..........................  252.243-7001..............  (DEC 1991)
        22.    DEFINITIONS................................................    52.202-1................  (SEP 1991)
        23.    OFFICIALS NOT TO BENEFIT...................................    52.203-1................  (APR 1984)
        24.    GRATUITIES.................................................    52.203-3................  (APR 1984)
        25.    COVENANT AGAINST CONTINGENT FEES...........................    52.203-5................  (APR 1984)
        26.    ANTI-KICKBACK PROCEDURES...................................    52.203-7................  (OCT 1988)
        27.    PRICE OR FEE ADJUSTMENT FOR ILLEGAL
               OR IMPROPER ACTIVITY.......................................    52.203-10...............  (SEP 1990)
        28.    LIMITATION ON PAYMENTS TO
               INFLUENCE CERTAIN FEDERAL
               TRANSACTIONS...............................................    52.203-12...............  (JAN 1990)
        29.    SECURITY REQUIREMENTS......................................    52.204-2................  (APR 1984)
        30.    PROTECTING THE GOVERNMENT'S
               INTERESTS WHEN SUBCONTRACTING
               WITH CONTRACTORS DEBARRED,
               SUSPENDED, OR PROPOSED
               FOR DEBARMENT..............................................    52.209-6................  (NOV 1992)

*       31.    DEFENSE PRIORITY AND ALLOCATION
               REQUIREMENTS...............................................    52.212-8................  (SEP 1990) : D0A4
        32.    EXAMINATION OF RECORDS BY
               COMPTROLLER GENERAL........................................    52.215-1................  (FEB 1993)
        33.    AUDIT--NEGOTIATION ........................................    52.215-2................  (FEB 1993)
        34.    PRICE REDUCTION FOR DEFECTIVE
               COST OR PRICING DATA ......................................    52.215-22...............  (JAN 1991)

* Changed by Modification P00001.

DEPARTMENT OF DEFENSE
CONTRACT SECURITY CLASSIFICATION SPECIFICATION (The requirements of the DoD Industrial Security Manual apply to all security aspects of this effort)

1.      CLEARANCE AND SAFEGUARDING

        a.     FACILITY CLEARANCE REQUIRED
               SECRET

        b.     LEVEL OF SAFEGUARDING REQUIRED
               SECRET

2.      THIS SPECIFICATION IS FOR: (X and complete as applicable)

        a.     PRIME CONTRACT NUMBER
               DAAE07-94-C-0406

        b.     SUBCONTRACT NUMBER
        c.     SOLICITATION OR OTHER NUMBER                    Due Date (YYMMDD)

3.      THIS SPECIFICATION IS: (X and complete as applicable)

        a.     ORIGINAL (Complete date in all cases)               Date (YYMMDD)


X       b.     REVISED (Supercedes all previous specs) Revision No.Date (YYMMDD)
                                                            1             941024

        c.     FINAL (Complete Item 5 in all cases)                Date (YYMMDD)

4.      IS THIS A FOLLOW-ON CONTRACT? X YES  NO. If Yes, complete the following:

        Classified material received or generated under DAAE07-93-C-0865 (Preceding Contract Number) is transferred to this follow-on contract.

5.      IS THIS A FINAL DD FORM 254? YES  X  NO. If Yes, complete the following:

        In response to the contractor's request dated          , retention of
the identified classified material is authorized for the period of

6.      CONTRACTOR (Include Commercial and Government Entity (CAGE) Code)

   a.   NAME, ADDRESS, AND ZIP CODE       b.  CAGE CODE            c.  COGNIZANT SECURITY OFFICE (Name,
                                                                       Address, and Zip Code)

        O'Gara-Hess & Eisenhardt                                       Defense Investigative Service (DIS)
        Armoring Company                       6W728                   Industrial Secirity Field Office
        9113 LeSaint Drive                                             Federal Office Building, Room 9110
        Fairfield, Ohio  45014                                         550 Main Street
                                                                       Cincinnati, Ohio  45202-3252

7.      SUBCONTRACTOR

   a.   NAME, ADDRESS, AND ZIP CODE       b.  CAGE CODE            c.  COGNIZANT SECURITY OFFICE (Name,
                                                                       Address, and Zip Code)

        None

8.      ACTUAL PERFORMANCE

   a.   LOCATION                          b.  CAGE CODE            c.  COGNIZANT SECURITY OFFICE (Name,
                                                                       Address, and Zip Code)

        See Block 6.a. above.

9.      GENERAL IDENTIFICATION OF THIS PROCUREMENT

        BALLISTIC ARMOR FOR HMMWV

10.     THIS CONTRACT WILL REQUIRE ACCESS TO:                      YES    NO

   a.   COMMUNICATIONS SECURITY (COMSEC) INFORMATION                      X
   b.   RESTRICTED DATA                                             X
   c.   CRITICAL NUCLEAR WEAPON DESIGN INFORMATION                        X
   d.   FORMERLY RESTRICTED DATA                                          X
   e.   INTELLIGENCE INFORMATION
        (1)  Sensitive Compartmented Information (SCI)                    X
        (2)  Non-SCI                                                      X
   f.   SPECIAL ACCESS INFORMATION                                        X
   g.   NATO INFORMATION                                                  X
   h.   FOREIGN GOVERNMENT INFORMATION                                    X
   i.   LIMITED DISSEMINATION INFORMATION                                 X
   j.   FOR OFFICIAL USE ONLY INFORMATION                                 X
   k.   OTHER (Specify)                                                   X


11.     IN PERFORMING THIS CONTRACT, THE CONTRACTOR WILL:          YES    NO

   a.   HAVE ACCESS TO CLASSIFIED INFORMATION ONLY AT                     X
        ANOTHER CONTRACTOR'S FACILITY OR A GOVERNMENT              X
        ACTIVITY                                                   X
   b.   RECEIVE CLASSIFIED DOCUMENTS ONLY                                 X
   c.   RECEIVE AND GENERATE CLASSIFIED MATERIAL                          X
   d.   FABRICATE, MODIFY, OR STORE CLASSIFIED HARDWARE                   X
   e.   PERFORM SERVICES ONLY                                             X
   f.   HAVE ACCESS TO U.S. CLASSIFIED INFORMATION OUTSIDE                X
        THE U.S., PUERTO RICO, U.S. POSSESSIONS AND TRUST                 X
        TERRITORIES                                                       X
   g.   BE AUTHORIZED TO USE THE SERVICES OF DEFENSE TECHNICAL            X
        INFORMATION CENTER (DTIC) OR OTHER SECONDARY                      X
        DISTRIBUTION CENTER                                               X
   h.   REQUIRE A COMSEC ACCOUNT                                          X
   i.   HAVE TEMPEST REQUIREMENTS                                         X
   j.   HAVE OPERATIONS SECURITY (OPSEC) REQUIREMENTS                     X
   k.   BE AUTHORIZED TO USE THE DEFENSE COURIER SYSTEM                   X
   l.   OTHER (Specify)                                                   X

               EXHIBIT A

12. PUBLIC RELEASE. Any information (classified or unclassified) pertaining to this contract shall not be released for public examination except as provided by the Industrial Security Manual or unless it has been approved for public release by appropriate U.S. Government authority. Proposed public releases shall be submitted for approval prior to release

        _____  Direct                                         X          Through
(Specify):

        Program Executive Office, Tactical Wheeled Vehicles
        Project Manager, Light Tactical Vehicles
        Warren, MI  48397-5000

to the Directorate for Freedom of Information and Security Review, Office of the Assistant Secretary of Defense (Public Affairs)* for review. *In the case of non-DoD User Agencies, requests for disclosure shall be submitted to that agency.

13. SECURITY GUIDANCE. The security classification guidance needed for this classified effort is identified below. If any difficulty is encountered in applying this guidance or if any other contributing factor indicates a need for changes in this guidance, the contractor is authorized and encouraged to provide recommended changes; to challenge the guidance or the classification assigned to any information or material furnished or generated under this contract; and to submit any questions for interpretation of this guidance to the official identified below. Pending final decision, the information involved shall be handled and protected at the highest level of classification assigned or recommended. (Fill in as appropriate for the classified effort. Attach, or forward under separate correspondence, any documents/guides/extracts referenced herein. Add additional pages as needed to provide complete guidance.)

        Follow normal security procedures.

14. ADDITIONAL SECURITY REQUIREMENTS. Requirements, in addition to ISM
YES  X  NO    requirements, are established for this contract. (If Yes, identify the pertinent contractual clauses in the contract document itself, or provide an appropriate statement which identifies the additional requirements. Provide a copy of the requirements to the cognizant security office. Use Item 13 if additional space is needed.)


15. INSPECTIONS. Elements of this contract are outside the inspection
responsibility             YES  X  NO     of the cognizant security office. (If
Yes, explain and identify specific areas or elements carved out and the activity responsible for inspections. Use Item 13 if additional space is needed.)

16. CERTIFICATION AND SIGNATURE. Security requirements stated herein are complete and adequate for safeguarding the classified information to be released or generated under this classified effort. All questions shall be referred to the official named below.

   a.   TYPED NAME OF CERTIFYING OFFICIAL          b. TITLE                 c. TELEPHONE (Include Area Code)

        SHARON C. THOMAS                           CONTRACTING OFFICER      (810) 574-7219

   d.   ADDRESS (Include Zip Code)

        U.S. ARMY TANK-AUTOMOTIVE & ARMAMENTS COMMAND
        ATTN: AMSTA-AQ-WCA
        WARREN, MI  48397-5000

   e.   SIGNATURE

        /s/ Sharon C. Thomas

17.     REQUIRED DISTRIBUTION

X       a.     CONTRACTOR
        b.     SUBCONTRACTOR
X       c.     COGNIZANT SECURITY OFFICE FOR PRIME AND SUBCONTRACTOR
        d.     U.S. ACTIVITY RESPONSIBLE FOR OVERSEAS SECURITY ADMINISTRATION
X       e.     ADMINISTRATIVE CONTRACTING OFFICER
        f.     OTHERS AS NECESSARY

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1                            4

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        P00002

3.      EFFECTIVE DATE

        11 OCT 1994

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-IWCA                                               /N5 WPN SYS: N5
        JEAN SCOTT           /810-574-7187
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers   is extended,   is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning      copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        ACRN AA: NET INCREASE   $.00

F       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

X       B.     THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor   X is not,      is required to sign this
document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

15B.    CONTRACTOR/OFFEROR

        (Signature of person authorized to sign)

15C.    DATE SIGNED

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        SHARON C. THOMAS
        Contracting Officer

16B.    UNITED STATES OF AMERICA

        BY /s/ Sharon C Thomas
               (Signature of Contracting Officer)

16C.    DATE SIGNED

        11 OCT 1994

                                                             DAAE07-94-C-0406
                                                             Modification P00002

PROGRAM:               Up Armor High Mobility Multipurpose Wheeled Vehicle
                       (HMMWV) XM1109

CONTRACT:              DAAE07-94-C-0406

MODIFICATION:          P00002

AMOUNT OF THIS ACTION: $0.00

1. This is a unilateral modification.

2. The purpose of this modification is to provide shipping instructions for 25 CLIN 0001AA vehicles. Twenty vehicles have been previously shipped in place by letters dated 22 September 1994, 23 September 1994 and 30 September 1994.

3. The delivery schedule established in Section F of the Contract supersedes the delivery schedule established in Section B of this Modification P00002. This supersession is issued for the convenience of the Government.

4. Any vehicles subsequently produced for which shipping instructions have not been issued, may be shipped in place pending receipt of such instructions.

5. F5 REQUIRED DELIVERY SCHEDULE, page 17 of 37, is hereby deleted from the Contract and the attached page 17 is substituted.

6. There is no change to the contract price as a result of this modification.

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                       DAAE07-94-C-0406     MOD. No.: P00002              2 of 4
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE          AMOUNT

0001AA            PRODUCTION QUANTITY
                  PRON: JZ22P086JZ    ACRN: AA
                  AMS CD: 51103446

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN:  9999-99-999-9999
                  NOUN: HMMWV UP ARMOR
                  FSCM: 00000
                  PART NR: 9999999999
                  SECURITY CLASS: UNCLASSIFIED

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   001   W56HZW4096S101  Y00000    M               3

                            PROJ CD           BRK BLK PT
                              IJ8

                  DEL REL CD      QUANTITY    DEL DATE
                     001             75       94NOV15

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  PARCEL POST ADDRESS
                  (Y00000) SHIPPING INSTRUCTIONS FOR
                           CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   002   W80SBG4270L001  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001             10        94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE     MARK FOR: 1st AD
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE
                            POC: Bob Greer
                            Phone: 011 49-621-722-982

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   003   W80SBG4272L001  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001             5        94DEC30

CONTINUATION SHEET     Reference No. of Document Being Continued           Page
                         DAAE07-94-C-0406     MOD. No.: P00002            3 of 4
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE       AMOUNT

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE     MARK FOR: 1st AD
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE
                            POC: Bob Greer
                            Phone: 011 49-621-722-982

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   004   W80SBG4272L002  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001             10        94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE     MARK FOR: 3rd ID
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE
                            POC: Bob Greer
                            Phone: 011 49-621-722-982

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: PZ0002             4 of 4
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                           INCREASE/DECREASE         CUMULATIVE
LINE ITEM         AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT               AMOUNT                AMOUNT
- ---------         ------     ----    ----------      ------------         -----------------         ----------
NO CHANGE TO OBLIGATION DATA

                                                                DAAE07-94-C-0406
                           REQUIRED DELIVERY SCHEDULE              Page 17 of 37

                               MONTHS AFTER AWARD

CLIN    SERVICE MODEL  NOMEN   QTY  (1)    (2)    (3)    (4)    (5)    (6)    (7)   (8)     (9)    (10)   (11)   (12)
                                    MAY 94 JUN 94 JUL 94 AUG 94 SEP 94 OCT 94 NOV 94 DEC 94 JAN 95 FEB 95 MAR 95 APR 95
0001AA  ARMY    M1109  UP
                       ARMOR
                       HMMWV   100  0      0      0      0      10     22     25     25     18
                               0
                               0
                               0
                               0
                               0
                               0
                               0
                               0
                               0
CUMULATIVE PAGE TOTAL:         100  0      0      0      0      10     22     25     25     18     0      0      0

*  REMARKS: Page changed by Modification P00002.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1                            3

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        P00003

3.      EFFECTIVE DATE

        07 NOV 1994

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        JEAN SCOTT           /810-574-7187
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers   is extended,   is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning       copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        No change to obligation data

F       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

X       B.     THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor   X is not,      is required to sign this
document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

15B.    CONTRACTOR/OFFEROR

        (Signature of person authorized to sign)

15C.    DATE SIGNED

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        SHARON C. THOMAS
        Contracting Officer

16B.    UNITED STATES OF AMERICA

        BY /s/ Sharon C. Thomas
               (Signature of Contracting Officer)

16C.    DATE SIGNED

        07 NOV 1994

                                                             DAAE07-94-C-0406
                                                             Modification P00003
                                                             Page 2 of 3

PROGRAM: Up Armor for the High Mobility Multipurpose Wheeled Vehicle (HMMWV) XM1109

CONTRACT:              DAAE07-94-C-0406

MODIFICATION:          P00003

AMOUNT OF THIS ACTION: $0.00

1. The purpose of this unilateral modification is to provide shipping instructions for 10 each CLIN 0001AA vehicles.
2. Vehicles for which shipping instructions have not been received may continue to be shipped in place.

3. There is no change to the contract price as a result of this modification.

CONTINUATION SHEET     Reference No. of Document Being Continued           Page
                         DAAE07-94-C-0406     MOD. No.: P00005            3 of 4
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE        AMOUNT

0001AA            PRODUCTION QUANTITY
                  PRON: JZ22P086JZ    ACRN: AA
                  AMS CD: 51103446

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN:  2310-01-389-7558
                  NOUN: UP ARMOR
                  FSCM: 00000
                  PART NR: 9999999999
                  SECURITY CLASS: UNCLASSIFIED

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   001   W56HZW4096S101  Y00000    M               3

                            PROJ CD           BRK BLK PT
                              1J8

                  DEL REL CD      QUANTITY    DEL DATE
                     001             65       94NOV15

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   005   W80SBG4304L009  W80N5V    M               3

                  DEL REL CD      QUANTITY    DEL DATE
                     001             10        94DEC31

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  SHIP TO:  XU 200th TAMMC AFP
                            8909 CLG and ESC
                            Taylor Barracks
                            Mannheim, Germany
                            POC: Bob Greer
                            Phone: 011 49-621-722-982

                  MARK For: 3rd ID (W80N5V)

                                 (End of narrative F001)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1                            6

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        PZ0004

3.      EFFECTIVE DATE

        10 FEB 1995

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        JEAN SCOTT           /810-574-8822
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers   is extended,   is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning        copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        ACRN AA: NET INCREASE: $1,909,849.00

L       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

X              H-6 CONTRACT DEFINITIZATION

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor     is not,    X is required to sign this
document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

        M.J. Lennon
        V.P. Sales, Marketing & Programs

15B.    CONTRACTOR/OFFEROR

        /s/ M J Lennon
        (Signature of person authorized to sign)

15C.    DATE SIGNED

        2/9/95

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        SHARON C. THOMAS
        Contracting Officer

16B.    UNITED STATES OF AMERICA

        BY /s/ Sharon C. Thomas
               (Signature of Contracting Officer)

16C.    DATE SIGNED

        10 FEB 1995

Program:                     Up Armor HMMWV, XM1109

Contract:                    DAAE07-94-C-0406

Modification:                PZOOO4

Previous Contract Amount:    $ 6,950,151.00

Amount of this Action:       $ 1,909,849.00

Total Contract Amount:       $ 8,860,000.00


1. The purpose of this bilateral modification is to definitize the price of vehicles previously awarded and funded at 69.7% of the ceiling. This modification constitutes notice by the Contracting Officer that funds in the amount of $1,909,849.00 are available for the award.

2.      The Government and the Contractor agree:

        a. The price included in this modification represents the agreement for definitive prices for all work identified in Section C.3, as revised herein.

        b. The Contractor agrees to refund to the Government any cost savings recovered through further negotiations with Composix Company included in this modification as described below:

        OH&E/P.O.                          CONTRACT           NEGOTIATED
        SUBCONTRACT ITEM                   QUANTITY              VALUE
        ----------- ----                   --------           ----------
        M10876      S2 Glass Set              100             $902,601.00

        c.     To modify the Contract as follows:

        SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

                                                                         DEFINITIZED                   DEFINITIZED
  CLIN         DESCRIPTION                         QTY                    UNIT PRICE                      TOTAL
  ----         -----------                         ---                   -----------                   -----------
 0001AA        HMMWV UP ARMOR, XM1109              100                  $  88,600.00                 $ 8,860,000.00

        SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT is revised as described below.

        Section C.3 STATEMENT OF WORK - XM1109 UP ARMORED HEAVY HMMWV is hereby deleted and replaced with the attached.

               (1) Paragraph C.3.4.5 is incorporated.

               (2) In Paragraph C.5 Part Number 05592927 is deleted and replaced with updated Part Number G-09424258.

                                                             DAAE07-94-C-0406
                                                             Modification PZ0004

        SECTION H - SPECIAL CONTRACT REQUIREMENTS is revised as described below:

               (1) H-2 PRICE CEILING (DFARS 252.217-7027) (DEC 1991) is deleted.

               (2) H-4 EXECUTION AND COMMENCEMENT OF WORK (FAR 52.216-23) (APR
1984) is deleted.

               (3) H-5 LIMITATION OF GOVERNMENT LIABILITY (FAR 52.216-24) (APR
1984) is deleted.

               (4) H-6 CONTRACT DEFINITIZATION (FAR 52.216-25) (APR 1984) is deleted.

3. The delivery schedule in Section F takes precedence over Section B.

4. The Contractor releases the Government from any further equitable adjustments under this Contract for any claims related to this Modification PZ0004.

6. The Contract total is hereby increased by $1,909,849.00 from $6,950,151.00 to $8,860,000.00.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00004             3 of 6
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE           AMOUNT

0001AA            PRODUCTION QUANTITY                  100        EA           $ 88,600.00000       $ 8,860,000.00
                                                                               --------------       --------------
                  PRON: JZ22P086JZ    ACRN: AA
                  AMS CD: 51103446

                  THE FOLLOWING SECTIONS, B THROUGH F,
                  BRIEFLY STATES OUR REQUIREMENTS.
                  MORE DETAILED INFORMATION ABOUT
                  EACH SECTION MAY FOLLOW THESE CLIN
                  PAGES AS "SUPPLEMENTAL INFORMATION".

                                 (End of narrative A001)

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN:  2310-01-389-7558
                  NOUN: UP ARMOR
                  FSCM: 00000
                  PART NR: 9999999999
                  SECURITY CLASS: UNCLASSIFIED

                  THE CONTRACTOR SHALL PROVIDE ARMOR TO
                  GFM M1097A1 VEHICLES IN ACCORDANCE
                  WITH SECTION C.

                                 (End of narrative B001)

                  SECTION D - Packaging and Marking

                  BEST COMMERCIAL

                                 (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   001   W56HZW4096S101  Y00000    M               3

                            PROJ CD           BRK BLK PT
                              IJ8

                  DEL REL CD      QUANTITY    DEL DATE
                     001             65        94NOV15

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  PARCEL POST ADDRESS
                  (Y00000) SHIPPING INSTRUCTIONS FOR
                           CONSIGNEE (SHIP-TO) WILL BE
                           FURNISHED PRIOR TO THE
                           SCHEDULED DELIVERY DATE FOR
                           ITEMS REQUIRED UNDER THIS
                           REQUISITION.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00004             4 of 6
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE         AMOUNT

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   002   W80SBG4270L001  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001              10        94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   003   W80SBG4272L001  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001              5       94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   004   W80SBG4272L002  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001              10      94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   005   W80SBG4304L009  W80N5V    M               3

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00004             5 of 6
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE        AMOUNT

                  DEL REL CD      QUANTITY    DEL DATE
                     001              10      94DEC31

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  SHIP TO:  XU 200th TAMMC AFP
                            8909 CLG and ESC
                            Taylor Barracks
                            Mannheim, Germany
                            POC: Bob Greer
                            Phone: 011 49-621-722-982

                  MARK For: 3rd ID (W80N5V)

                                 (End of narrative F001)

CONTINUATION SHEET              DAAE07-94-C-0406                    Page 6 of 37
Name of Offeror or Contractor         O'GARA-HESS & EISENHARDT ARMORING COMPANY

C.3.4   ADDITIONAL REQUIREMENTS

C.3.4.1 Air Conditioning: The Contractor shall provide and install OH&E P/N 4668201-000 air conditioner assembly, on each XM1109 Up-Armor vehicle.

C.3.4.2 Operable Side Glass: The Contractor shall provide operable ballistic glass in all of the XM1109 doors. The glass shall allow access when open to allow an M16 rifle to be fired. The level of protection shall be as described in the classified performance specification dated 31 January 1994.

C.3.4.3  Reserved.

C.3.4.4 Suspension: The Contractor shall replace all Front suspension springs, AM General P/N 12338316-1, with AM General P/N 12338316-2 suspension springs.

C.3.4.5 Data Plates: All data plates, decal and safety related markings which the Contractor shall furnish with the vehicle, * shall be in accordance with MIL-STD-1223 and MIL-P-514, composition C, Type I, style I for identification plates and Type III * (style not applicable) for all others. The size of the plates shall not exceed the surface on which they are mounted. The * Contractor shall apply data plates relating to the XM1109 adjacent to the M1097A1 data plates. Data plates also shall be * installed on delivered vehicles remaining at the Contractor's facility at no additional cost to the Government. For vehicles
* already shipped, data plates shall be provided separately. The Contractor shall contact the Government for instructions. *

C.3.5   Government Furnished Equipment Parts List

Qty/Veh        Part Number             Description
- -------        -----------             -----------
 12            12338083         Resilient Bushing Assembly
  2            05743208         Paint Mask, Tail Light
  2            05743209         Paint Mask, Front Turn Signal
  2            05743205         Paint Mask, Headlight
  4            05743206         Paint Mask, Side Marker
  6            05743207         Paint Mask, Reflector
  2            05743509         Gasket, Windshield
  2            12338316-2       Springs
  2            12339385         Front Door Striker
  2            12339386         Rear Door Striker
  2            12342624         DECAL, TP, 36PSI
  2            05590178         DECAL, STAR
  6            12339057         DECAL, SLING
  4            12339059         DECAL, TIE DOWN
  4            12339060         DECAL, 24-VOLT
  2            12340157         Bracket, Rifle Mount
  2            12340142         Support Rifle Mounting
  2            12340051         Panel, Rear Seat Back
 20            12339560         Shim, Turret
  1            MS 51943-35      Nut, Self-Locking
  2            12339381         Spacer, Rotary Lock
  4            12339571         Mount, Roof
  2            12339729         Bolt

*  Changed by Modification PZ0004.

CONTINUATION SHEET              DAAE07-94-C-0406                    Page 7 of 37
Name of Offeror or Contractor         O'GARA-HESS & EISENHARDT ARMORING COMPANY

C.3.5   Government Furnished Equipment Parts List, continued

Qty/Veh        Part Number                     Description
- -------        -----------                     -----------
 14            G-02436162       Washer, Flat
 20            G-09414920       Washer, Flat
  6            G-09424258       Washer, Lock
  8            05593241         Washer, Flat
  8            G-02436163       Washer, Flat
  4            12339664         Latch, Tension
  4            G-09415477       Screw
  8            G-09419454       Locknut
  4            G-09422534       Washer, Flat
  2            12338667         Bracket, Angle, Rear Seat
  2            12338693         Support, Rear Seat Base
  2            12338833         Bracket, Mounting, RR
  1            12339019         Insulation
  2            12339020         Insulation
  1            12339023         Insulation
  1            12339039         Insulation
  1            12339087         Decal, Slave Receptacle
  1            12339513         Frame Window
  2            12342625         DECAL, TP, 42PSI
  8            12339559         Stud, Plain
 16            12339561         Plate, Snubber
 16            12339571         Mount, Roof
  2            12340116         Clevis, Front Mounting
  1            12340881         Gun Mount, Upper Front
  2            12342067         Seat Cushion
  2            12342068         Seat Cushion
  2            12342912         Rear Support
  8            12338186-52      Spacer
  1            12339047-1       Top, Assembly
  1            12339047-2       Top, Assembly
  1            12340813-1       Rear Seat Base
  1            12340813-2       Rear Seat Base
  2            12340039-1       Lock, Rotary, LH
  2            12340039-2       Lock, Rotary, RH
  2            12342377-2       Safety Belt - Rear
  1            12446706         Extinguisher Plate
  4            12343055         Spacer
  1            12340910         DECALS (Fire Extinguisher)
  8            12339563         Plate Assembly, Roof Mount
  4            12340058         Washer, Hardened
  2            12342784         Bracket Assembly, Rifle Mount
  1            12343054         Decal, Seat Adjustment
  1            12340164         Bracket, Gun Mount
  2            12340259-3              Bolt
  2            12340259-6              Bolt

  *  Changed by Modification PZ0004.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: PZ0004             6 of 6
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                           INCREASE/DECREASE         CUMULATIVE
LINE ITEM         AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT               AMOUNT                AMOUNT
- ---------         ------     ----    ----------      ------------         -----------------         ----------

 0001AA         JZ22P086JZ    AA         1          $6,950,151.00         $    1,909,849.00       $8,860,000.00
      51103446
                                                                          -----------------
                                                       NET CHANGE         $    1,909,849.00

NET CHANGE BY                                          ACCOUNTING      INCREASE/DECREASE
ACRN                  ACCOUNTING CLASSIFICATION          STATION            AMOUNT
- ----                  -------------------------          -------       -----------------
 AA  21  22035    25J5J01P5110  25CZ  S2011322P086       W56HZV        $    1,909,849.00
                                                                       -----------------
                                                         NET CHANGE    $    1,909,849.00

NET CHANGE FOR AWARD:                                  PRIOR AMOUNT         INCREASE/DECREASE         CUMULATIVE
- ---------------------                                   OF AWARD               AMOUNT             OBLIGATED AMOUNT
                                                       ------------         -----------------     ----------------
                                                      $6,950,151.00         $    1,909,849.00     $   8,860,000.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1                            6

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        PZ0004

3.      EFFECTIVE DATE

        10 FEB 1995

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        JEAN SCOTT           /810-574-8822
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        ACRN AA: NET INCREASE: $1,909,849.00

L       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

X              H-6 CONTRACT DEFINITIZATION

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor     is not,    X is required to sign this
document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

        M.J. Lennon
        V.P. Sales, Marketing & Programs

15B.    CONTRACTOR/OFFEROR

        /s/ M J Lennon
        (Signature of person authorized to sign)

15C.    DATE SIGNED

        2/9/95

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        SHARON C. THOMAS
        Contracting Officer

16B.    UNITED STATES OF AMERICA

        BY /s/ Sharon C. Thomas
               (Signature of Contracting Officer)

16C.    DATE SIGNED

        10 FEB 1995

Program:                     Up Armor HMMWV, XM1109

Contract:                    DAAE07-94-C-0406

Modification:                PZOOO4

Previous Contract Amount:    $ 6,950,151.00

Amount of this Action:       $ 1,909,849.00

Total Contract Amount:       $ 8,860,000.00

1. The purpose of this bilateral modification is to definitize the price of vehicles previously awarded and funded at 69.7% of the ceiling. This modification constitutes notice by the Contracting Officer that funds in the amount of $1,909,849.00 are available for the award.

2.      The Government and the Contractor agree:

        a. The price included in this modification represents the agreement for definitive prices for all work identified in Section C.3, as revised herein.

        b. The Contractor agrees to refund to the Government any cost savings recovered through further negotiations with Composix Company included in this modification as described below:

        OH&E/P.O.                          CONTRACT             NEGOTIATED
        SUBCONTRACT ITEM                   QUANTITY                VALUE
        ----------------                   --------             ----------
        M10876      S2 Glass Set              100              $902,601.00

        c.     To modify the Contract as follows:

        SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

                                                                         DEFINITIZED                   DEFINITIZED
  CLIN         DESCRIPTION                         QTY                    UNIT PRICE                      TOTAL
  ----         -----------                         ---                   -----------                   -----------
 0001AA        HMMWV UP ARMOR, XM1109              100                  $  88,600.00                 $ 8,860,000.00

        SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT is revised as described below.

        Section C.3 STATEMENT OF WORK - XM1109 UP ARMORED HEAVY HMMWV is hereby deleted and replaced with the attached.

               (1) Paragraph C.3.4.5 is incorporated.

               (2) In Paragraph C.5 Part Number 05592927 is deleted and replaced with updated Part Number G-09424258.

                                                             DAAE07-94-C-0406
                                                             Modification PZ0004

        SECTION H - SPECIAL CONTRACT REQUIREMENTS is revised as described below:

               (1) H-2 PRICE CEILING (DFARS 252.217-7027) (DEC 1991) is deleted.

               (2) H-4 EXECUTION AND COMMENCEMENT OF WORK (FAR 52.216-23) (APR
1984) is deleted.

               (3) H-5 LIMITATION OF GOVERNMENT LIABILITY (FAR 52.216-24) (APR
1984) is deleted.

               (4) H-6 CONTRACT DEFINITIZATION (FAR 52.216-25) (APR 1984) is deleted.

3. The delivery schedule in Section F takes precedence over Section B.

4. The Contractor releases the Government from any further equitable adjustments under this Contract for any claims related to this Modification PZ0004.

6. The Contract total is hereby increased by $1,909,849.00 from $6,950,151.00 to $8,860,000.00.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00004             3 of 6
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE            AMOUNT

0001AA            PRODUCTION QUANTITY                  100        EA           $  88,600.00000       $  8,860,000.00
                                                                                --------------        --------------

                  PRON: JZ22P086JZ    ACRN: AA
                  AMS CD: 51103446

                  THE FOLLOWING SECTIONS, B THROUGH F,
                  BRIEFLY STATES OUR REQUIREMENTS.
                  MORE DETAILED INFORMATION ABOUT
                  EACH SECTION MAY FOLLOW THESE CLIN
                  PAGES AS "SUPPLEMENTAL INFORMATION".

                                 (End of narrative A001)

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN:  2310-01-389-7558
                  NOUN: UP ARMOR
                  FSCM: 00000
                  PART NR: 9999999999
                  SECURITY CLASS: UNCLASSIFIED

                  THE CONTRACTOR SHALL PROVIDE ARMOR TO
                  GFM M1097A1 VEHICLES IN ACCORDANCE
                  WITH SECTION C.

                                 (End of narrative B001)

                  SECTION D - Packaging and Marking

                  BEST COMMERCIAL

                                 (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   001   W56HZW4096S101  Y00000    M               3

                            PROJ CD           BRK BLK PT
                              IJ8

                  DEL REL CD      QUANTITY    DEL DATE
                     001             65        94NOV15

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  PARCEL POST ADDRESS
                  (Y00000) SHIPPING INSTRUCTIONS FOR
                           CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00004             4 of 6
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE        AMOUNT

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   002   W80SBG4270L001  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001              10        94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   003   W80SBG4272L001  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001              5       94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   004   W80SBG4272L002  W80N5V    M               2

                  DEL REL CD      QUANTITY    DEL DATE
                     001              10      94DEC30

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                   005   W80SBG4304L009  W80N5V    M               3

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00004             5 of 6
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE       AMOUNT

                  DEL REL CD      QUANTITY    DEL DATE
                     001              10      94DEC31

                  FOB POINT: ORIGIN

                             *** CLIN 0001AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                            8909 CLG AND ESC
                            TAYLOR BARRACKS
                            MANNHEIM GE

                  SHIP TO:  XU 200th TAMMC AFP
                            8909 CLG and ESC
                            Taylor Barracks
                            Mannheim, Germany
                            POC: Bob Greer
                            Phone: 011 49-621-722-982

                  MARK For: 3rd ID (W80N5V)

                                 (End of narrative F001)

CONTINUATION SHEET              DAAE07-94-C-0406                    Page 6 of 37
Name of Offeror or Contractor         O'GARA-HESS & EISENHARDT ARMORING COMPANY

C.3.4   ADDITIONAL REQUIREMENTS

C.3.4.1 Air Conditioning: The Contractor shall provide and install OH&E P/N 4668201-000 air conditioner assembly, on each XM1109 Up-Armor vehicle.

C.3.4.2 Operable Side Glass: The Contractor shall provide operable ballistic glass in all of the XM1109 doors. The glass shall allow access when open to allow an M16 rifle to be fired. The level of protection shall be as described in the classified performance specification dated 31 January 1994.

C.3.4.3  Reserved.

C.3.4.4 Suspension: The Contractor shall replace all Front suspension springs, AM General P/N 12338316-1, with AM General P/N 12338316-2 suspension springs.

C.3.4.5 Data Plates: All data plates, decal and safety related markings which the Contractor shall furnish with the vehicle, * shall be in accordance with MIL-STD-1223 and MIL-P-514, composition C, Type I, style I for identification plates and Type III * (style not applicable) for all others. The size of the plates shall not exceed the surface on which they are mounted. The * Contractor shall apply data plates relating to the XM1109 adjacent to the M1097A1 data plates. Data plates also shall be * installed on delivered vehicles remaining at the Contractor's facility at no additional cost to the Government. For vehicles
* already shipped, data plates shall be provided separately. The Contractor shall contact the Government for instructions. *

C.3.5   Government Furnished Equipment Parts List

Qty/Veh        Part Number                     Description
- -------        -----------                     -----------
 12            12338083         Resilient Bushing Assembly
  2            05743208         Paint Mask, Tail Light
  2            05743209         Paint Mask, Front Turn Signal
  2            05743205         Paint Mask, Headlight
  4            05743206         Paint Mask, Side Marker
  6            05743207         Paint Mask, Reflector
  2            05743509         Gasket, Windshield
  2            12338316-2       Springs
  2            12339385         Front Door Striker
  2            12339386         Rear Door Striker
  2            12342624         DECAL, TP, 36PSI
  2            05590178         DECAL, STAR
  6            12339057         DECAL, SLING
  4            12339059         DECAL, TIE DOWN
  4            12339060         DECAL, 24-VOLT
  2            12340157         Bracket, Rifle Mount
  2            12340142         Support Rifle Mounting
  2            12340051         Panel, Rear Seat Back
 20            12339560         Shim, Turret
  1            MS 51943-35      Nut, Self-Locking
  2            12339381         Spacer, Rotary Lock
  4            12339571         Mount, Roof
  2            12339729         Bolt

*  Changed by Modification PZ0004.

CONTINUATION SHEET              DAAE07-94-C-0406                    Page 7 of 37
Name of Offeror or Contractor         O'GARA-HESS & EISENHARDT ARMORING COMPANY

C.3.5   Government Furnished Equipment Parts List, continued

Qty/Veh        Part Number                     Description
- -------        -----------                     -----------
 14            G-02436162       Washer, Flat
 20            G-09414920       Washer, Flat
  6            G-09424258       Washer, Lock
  8            05593241         Washer, Flat
  8            G-02436163       Washer, Flat
  4            12339664         Latch, Tension
  4            G-09415477       Screw
  8            G-09419454       Locknut
  4            G-09422534       Washer, Flat
  2            12338667         Bracket, Angle, Rear Seat
  2            12338693         Support, Rear Seat Base
  2            12338833         Bracket, Mounting, RR
  1            12339019         Insulation
  2            12339020         Insulation
  1            12339023         Insulation
  1            12339039         Insulation
  1            12339087         Decal, Slave Receptacle
  1            12339513         Frame Window
  2            12342625         DECAL, TP, 42PSI
  8            12339559         Stud, Plain
 16            12339561         Plate, Snubber
 16            12339571         Mount, Roof
  2            12340116         Clevis, Front Mounting
  1            12340881         Gun Mount, Upper Front
  2            12342067         Seat Cushion
  2            12342068         Seat Cushion
  2            12342912         Rear Support
  8            12338186-52      Spacer
  1            12339047-1       Top, Assembly
  1            12339047-2       Top, Assembly
  1            12340813-1       Rear Seat Base
  1            12340813-2       Rear Seat Base
  2            12340039-1       Lock, Rotary, LH
  2            12340039-2       Lock, Rotary, RH
  2            12342377-2       Safety Belt - Rear
  1            12446706         Extinguisher Plate
  4            12343055         Spacer
  1            12340910         DECALS (Fire Extinguisher)
  8            12339563         Plate Assembly, Roof Mount
  4            12340058         Washer, Hardened
  2            12342784         Bracket Assembly, Rifle Mount
  1            12343054         Decal, Seat Adjustment
  1            12340164         Bracket, Gun Mount
  2            12340259-3       Bolt
  2            12340259-6       Bolt

  *  Changed by Modification PZ0004.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: PZ0004             6 of 6
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                           INCREASE/DECREASE         CUMULATIVE
LINE ITEM         AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT               AMOUNT                AMOUNT
- ---------         ------     ----    ----------      ------------         ------------------        ----------

 0001AA          JZ22P086JZ   AA         1          $6,950,151.00         $     1,909,849.00      $8,860,000.00
      51103446
                                                                          ------------------
                                                       NET CHANGE         $     1,909,849.00

NET CHANGE BY                                          ACCOUNTING      INCREASE/DECREASE
ACRN                  ACCOUNTING CLASSIFICATION          STATION            AMOUNT
- ----                  -------------------------          -------       -----------------
AA 21 22035        25J5J01P5110  25CZ  S2011322P086       W56HZV       $    1,909,849.00
                                                                       -----------------
                                                          NET CHANGE   $    1,909,849.00

NET CHANGE FOR AWARD:                                  PRIOR AMOUNT         INCREASE/DECREASE         CUMULATIVE
- ---------------------                                    OF AWARD               AMOUNT             OBLIGATED AMOUNT
                                                       ------------         -----------------      ----------------
                                                      $6,950,151.00         $    1,909,849.00      $   8,860,000.00

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1                            4

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        P00005

3.      EFFECTIVE DATE

        21 FEB 1995

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        JEAN SCOTT           /810-574-8822
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended, is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         ACRN AA: NET INCREASE   $.00

B        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: THE CHANGES SET FORTH IN
ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

         X B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

         D. OTHER (Specify type of modification and authority)

         E. IMPORTANT: Contractor X is not, is required to sign this document
and return           copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)



15B. CONTRACTOR/OFFEROR


    (Signature of person authorized to sign)

15C. DATE SIGNED



16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         SHARON C. THOMAS
         Contracting Officer

16B. UNITED STATES OF AMERICA

         BY /s/ Sharon C. Thomas\
            --------------------------------
           (Signature of Contracting Officer)

16C.     DATE SIGNED

         21 FEB 1995

                                                                DAAE07-94-C-0406
                                                             Modification P00005
                                                                     Page 2 of 3

PROGRAM: Up Armor for the High Mobility Multipurpose Wheeled Vehicle (HMMWV) XM1109

CONTRACT:                  DAAE07-94-C-0406

MODIFICATION:              P00005

AMOUNT OF THIS ACTION:     $0.00


1. The purpose of this unilateral modification is to provide contractual shipping instructions to follow up letter instructions for 18 each CLIN 0001AA vehicles. DO NOT DUPLICATE SHIPMENT.

2. Vehicles for which shipping instructions have not been received may continue to be shipped in place.

3. There is no change to the contract price as a result of this modification.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                          DAAE07-94-C-0406     MOD. No.: P00005          3 of 4
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT            UNIT PRICE              AMOUNT

0001AA               PRODUCTION QUANTITY                         100             EA             $     N/A         $  6,950,151.00
                     PRON: JZ22P086JZ    ACRN: AA
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     NSN:  2310-01-389-7558
                     NOUN: UP ARMOR
                     FSCM: 00000
                     PART NR: 9999999999
                     SECURITY CLASS: UNCLASSIFIED

                     SECTION F - Deliveries or Performance

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      001   W56HZW4096S101  Y00000    M               3

                               PROJ CD           BRK BLK PT
                                 1J8

                     DEL REL CD      QUANTITY
                        001             47

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      006   W80SBG5003L003  W42CW1    M               1

                     DEL REL CD      QUANTITY    DEL DATE
                        001             18        95JAN06

                     FOB POINT: ORIGIN

                                *** CLIN 0001AA ***

                     SHIP TO:  FREIGHT ADDRESS
                     (W42CW1)  SR CONSOLIDATED PROPERTY ACTPO
                               BLDG 4640 CENTRAL RECEIVING
                               FT POLK, LA   71459-7070

                     This is a duplicate instruction, DO NOT duplicate shipment.

                     SHIP TO:
                     Central Receiving Point
                     Bldg 4640
                     Ft. Polk, LA  71459
                     POC: Mr. Ted Chaney
                     Phone: (318)531-5730/5382
                     Mark For: 2D ACR (W42CW1)

                                 (End of narrative F002)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1                                  1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00006

3.       EFFECTIVE DATE

         13 MAR 1995

4.       REQUISITION/PURCHASE REQ NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                         CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                      /N5 WPN SYS: N5
         JEAN SCOTT                /810-574-8822
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)            CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                       FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers is extended,   is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning     copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)



C        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: THE CHANGES SET FORTH IN
ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

X        FAR 6.302-1(a) and MUTUAL AGREEMENT OF THE PARTIES

         D. OTHER (Specify type of modification and authority)

         E. IMPORTANT: Contractor    is not, X is required to sign this document
and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         M.J. Lennon, VP Sales, Mrkt's Programs

15B.     CONTRACTOR/OFFEROR

         /s/ M J Lennon
         -----------------------------------
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         3/10/95

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         SHARON C. THOMAS
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Sharon C. Thomas
            ----------------------------------------
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         13 MAR 1995

PROGRAM: Up Armor Expanded Capacity Vehicle (UA-ECV), High Mobility Multipurpose Wheeled Vehicle (HMMWV), XM1114

CONTRACT:                  POOOO6


PREVIOUS CONTRACT AMOUNT:  $ 8,860,000.00

AMOUNT OF THIS ACTION:     $15,445,361.91

TOTAL CONTRACT AMOUNT:     $24,305,361.91


1. This is a bilateral letter contract modification to incorporate 309 each UA-ECVs, XM1114, obligated at 50% of the Ceiling Price, plus an option of 50% of the quantity to be exercised during the production of the 309. The Not-To-Exceed Ceiling Unit Price is $99,969.98, total Ceiling Amount is $30,890,723.82. The obligated unit price (50%) is $49,984.99.

2. The Government and the Contractor agree to modify Contract DAAE07-94-C-0406 as described below.

         a.       SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

         SECTION B is modified to add additional vehicles as follows:

                                                                                          Obligated                 Obligated
  CLIN            DESCRIPTION                                 QTY                         UNIT PRICE                  AMOUNT
 0002AA           Up-Armored Expanded
                  Capacity HMMWV (UA-ECV)                      53                     $    49,984.99               $2,649,204.47
 0003AA           Up-Armored Expanded
                  Capacity HMMWV (UA-ECV)                     152                     $    49,984.99               $7,597,718.48
 0004AA           Up-Armored Expanded
                  Capacity HMMWV (UA-ECV)                     104                     $    49,984.99               $5,198,438.96
                                                                                      --------------

                                                                              TOTAL   $15,445,361.91

         b.       SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

         C.4 UP-ARMORED ECV HMMWV STATEMENT OF WORK (7 March 1995) is incorporated into the Contract applicable to CLINs 0002AA, 0003AA and 0004AA.

         c.       SECTION F - REQUIRED DELIVERY SCHEDULE

         F.5 REQUIRED DELIVERY SCHEDULE is revised to reflect the addition of the above vehicles.

                                                                DAAE07-94-C-0406
                                                             Modification P00006


         d.       SECTION G - CONTRACT ADMINISTRATION DATA

         The Contract Administration Data applicable to CLINs 0002AA, 0003AA and 0004AA are incorporated into the Contract.

         e.       SECTION H - SPECIAL CONTRACT PROVISIONS

                  (1) Letter Contract Provisions are reincorporated into the contract, applying to this modification P00006 only, as detailed below.

                      (a) The fill-in for H-1 No. 19, PROGRESS PAYMENTS (ALT
II), (FAR 52.232-16) (JUL 1991) is $12,356,289.53.

                      (b) H-2 PRICE CEILING (DFARS 252.217-7027) (DEC 1991) is incorporated. The fill-in for H-2 is $30,890,723.82.

                      (c) H-4 EXECUTION AND COMMENCEMENT OF WORK (FAR 52.216-23) (APR 1984) is incorporated. The date at the end of the first sentence, applicable to this provision is 13 March 1995.

                      (d) H-5 LIMITATION OF GOVERNMENT LIABILITY (FAR 52.216-24) (APR 1984) is incorporated. The fill-in for both (a) and (b) shall be $15,445,361.91.

                      (e) H-6 CONTRACT DEFINITIZATION (FAR 52.216-25) (APR 1984) is incorporated. The following applies:

                           Contractor submission of proposal:          15 Mar 95

                           Submission of make-or-buy plan:             N/A

                           Submission of subcontracting plan:          N/A

                           Commencement of negotiations:               01 Jun 95

                           Definitization of contract:                 30 Jun 95

                  (2) Special Provision H-12 OPTION TO INCREASE VEHICLE QUANTITIES is incorporated into the contract at 50% of the XM1114 quantity, or 155 vehicles.

3. As a result of the above agreements, the following page substitutions/additions are accomplished:

                                                                DAAE07-94-C-0406
                                                             Modification P00006


SECTION           DELETE PAGES              ADD PAGES         DESCRIPTION

   B                                        1a, 1b, 1c        SUPPLIES OR SERVICES AND
                                                              PRICES/COSTS

   C                                        7a, 7b            DESCRIPTION/SPECIFICATIONS/
                                                              WORK STATEMENT

   F                                        17a               DELIVERY SCHEDULE

   G                                        18a               CONTRACT ADMINISTRATION DATA,
                                                              Part 1

   G                                        18b               CONTRACT ADMINISTRATION DATA,
                                                              Part 2

   H                26 of 37                26 of 37 SPECIAL CONTRACT PROVISIONS

4. Subject to definitization, the Contractor releases the Government from any further equitable adjustments under this Contract for any claims related to this contract.

5. All other terms and conditions, except as previously changed, remain unchanged and in full force and effect.

CONTINUATION SHEET                                                 PAGE 1a of 37

NAME OF OFFEROR OR CONTRACTOR        DAAE07-94-C-0406
                                     MODIFICATION P00006
         O'GARA-HESS & EISENHARDT ARMORING COMPANY

ITEM                       SUPPLIES/SERVICES                           QTY.     UNIT    UNIT PRICE        AMOUNT
 NO.

0002AA            NSN:  9999-99-999-9999
                  FSCM: MPN
                  PART NR:  87T0015
                  SECURITY CLASS: UNCLASSIFIED

                  PRODUCTION QUANTITY                                   53       EA     $49,984.99        $2,649,204.47
                  PRON: JZ-3-2P879-JZ       ACRN: AB
                  ACMS CODE: 51105J3446

                  SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

                  NOUN:  UP ARMOR EXPANDED CAPACITY VEHICLE
                         (UA-ECV) HMMWV, XM1114, AS FURTHER
                         DESCRIBED IN SECTION C.4

                  THE CEILING UNIT PRICE FOR THE VEHICLE IS
                  $99,969.98, FUNDED AT 50%.  THE GOVERNMENT'S
                  LIMITATION OF LIABILITY FOR THESE VEHICLES
                  IS $2,649,204.47.


                  * Page added by Modification P00006.

CONTINUATION SHEET                                                 PAGE 1b of 37

NAME OF OFFEROR OR CONTRACTOR       DAAE07-94-C-0406
                                    MODIFICATION P00006
         O'GARA-HESS & EISENHARDT ARMORING COMPANY

ITEM                       SUPPLIES/SERVICES                           QTY.     UNIT    UNIT PRICE        AMOUNT
 NO.

0003AA            NSN:  9999-99-999-9999
                  FSCM: MPN
                  PART NR:  87T0015
                  SECURITY CLASS: UNCLASSIFIED

                  PRODUCTION QUANTITY                                   152      EA     $49,984.99        $7,597,718.48
                  PRON: JZ-4-2P880-JZ       ACRN: AC
                  ACMS CODE: 51105J3446

                  SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

                  NOUN:  UP ARMOR EXPANDED CAPACITY VEHICLE
                         (UA-ECV) HMMWV, XM1114, AS FURTHER
                         DESCRIBED IN SECTION C.4

                  THE CEILING UNIT PRICE FOR THE VEHICLE IS
                  $99,969.98, FUNDED AT 50%.  THE GOVERNMENT'S
                  LIMITATION OF LIABILITY FOR THESE VEHICLES
                  IS $7,597,718.48.


                  * Page added by Modification P00006.

CONTINUATION SHEET                                                 PAGE 1c of 37

NAME OF OFFEROR OR CONTRACTOR       DAAE07-94-C-0406
                                    MODIFICATION P00006
         O'GARA-HESS & EISENHARDT ARMORING COMPANY

ITEM                       SUPPLIES/SERVICES                           QTY.     UNIT    UNIT PRICE        AMOUNT
 NO.

0004AA            NSN:  9999-99-999-9999
                  FSCM: MPN
                  PART NR:  87T0015
                  SECURITY CLASS: UNCLASSIFIED

                  PRODUCTION QUANTITY                                   104      EA     $49,984.99        $5,198,438.96
                  PRON: FF-4-2P881-FF       ACRN: AD
                  ACMS CODE: 51105J3446

                  SECTION C - DESCRIPTION/SPECS./WORK STATEMENT

                  NOUN:  UP ARMOR EXPANDED CAPACITY VEHICLE
                         (UA-ECV) HMMWV, XM1114, AS FURTHER
                         DESCRIBED IN SECTION C.4

                  THE CEILING UNIT PRICE FOR THE VEHICLE IS
                  $99,969.98, FUNDED AT 50%.  THE GOVERNMENT'S
                  LIMITATION OF LIABILITY FOR THESE VEHICLES
                  IS $5,198,438.96.


                  * Page added by Modification P00006.

                                                                DAAE07-94-C-0406
                                                             Modification P00006
                                                                   Page 7a of 37

C.4      UP-ARMORED ECV HMMWV STATEMENT OF WORK (7 March 1995)
         (Ref. No. 4660000 - Basic)

C.4.1 The Contractor shall modify as required the existing XM1109 Up-Armored HMMWV (reference O'Gara-Hess & Eisenhardt PN 4660000) for the Up-Armored configuration installed on a GFE ECV chassis. The Up-Armored configuration shall meet the following requirements.

C.4.2 The ballistic requirements shall be as defined in the classified Protection Specification for the Up-Armored Enhanced Capacity (ECV) HMMWV (XM1114), reference O'Gara-Hess & Eisenhardt specification number 4660001 dated March 7th 1995.

C.4.3 The turret shall incorporate hatch doors that can be closed without removing weapons and night sights from the armament mount. The armament mount shall provide mounting interface/provisions for the external pedestal assembly, MPN 12339679-1, and pedestal adapter, MPN 12340310. The armament mount shall accomodate either the M-2 (50 CAL), MK-19 (40 MM), or M-60 (7.62MM) weapons with the night sight mounted.

C.4.4 The vehicle shall be equipped with mounting provisions for the internal pedestal assembly, MPN 12339679-2. The pedestal assembly must be located so that the gunner can access the night sight assembly from the weapon station position.

C.4.5 The vehicle shall be equipped with storage provisions for securing either three M548 (40mm) or five M2A1 (50 Cal or 7.62mm) ammunition boxes. The storage provisions must be located so that the gunner can access the ammunition from the weapon station position.

C.4.6 The vehicle shall allow for routing of power, control, and antenna cables for SINCGARS or VRC 12 series radios (dual net), GPS PLGR, VIC-1 (intercom), and NVD/VPC (night sight) equipment. The cable routing shall facilitate replacement/installation of any cable within one man hour as a maintenance action performed at the unit level.

C.4.7 All four seating locations shall be equipped with type II seat belts which satisfy the requirements of MIL-STD-1180, requirement 208.

C.4.8 For the scout application, the vehicle must be capable of transporting a three man crew including all "Table of Organization and Equipment." (TOE) and "Common Tables of Allowances" (CTA) items.

C.4.9 The vehicle shall be equipped with stowage brackets for the M-16 rifles at each crew member seat position.

C.4.10 The weight of the armor package shall not exceed 3200 lbs.

C.4.11   The vehicle shall be equipped with air conditioned climate

                                                                DAAE07-94-C-0406
                                                             Modification P00006
                                                                   Page 7b of 37

control. The air conditioning systems must be compatible with a 24 volt electrical system. It is desired that the system be capable of reducing an outside ambient air temperature of 90 degrees F by 20 degrees F.

C.4.12 The vehicle side elevation signature will be similar to that of the M1025 slant back. The crew compartment shall be protected from the rear by a fixed armor cargo barrier with one upper sliding door, and armor panels extending from the top of the fender wells to the underside of the cargo cover or roof. The upper sliding door shall be positively latched in the open and closed positions. The sliding door shall have a manually released, automatic positive stop at a position 3 to 6 inches from the closed position.

C.4.13 The vehicle design shall provide improvements over the XM1109 configuration on the following hardware items:

C.4.13.1 Door locks and latches-sequence lockout, improved mechanism reliability.

C.4.13.2 Windshield defrost improvement.

C.4.13.3 Automotive component access and maintainability.

C.4.14 All ballistic glass on the vehicle shall be "white" glass. This glass shall allow for the unobstructed use of night vision goggles by the crew.

C.4.15 The XM1114 vehicle shall be painted with a three-color camouflage pattern in accordance with O'Gara-Hess & Eisenhardt armoring Company drawing No. 4668002, Pattern, Camouflage Paint, EA-HMMWV, unless otherwise directed by the PCO.

C.4.16 The Contractor shall host a start of work meeting to discuss the requirements of the Up-Armored ECV HMMWV and shall host four 1 day meetings for the status of work being performed under this delivery order.

                                                                DAAE07-94-C-0406
F.5                  REQUIRED DELIVERY SCHEDULE                   Page 17a of 37

                                                             MONTHS AFTER AWARD
CLIN    SERVICE  MODEL    NOMEN            QTY    (13)      (14)       (15)       (16)       (17)      (18)       (19)      (20)
                                                  MAY 95    JUN 95     JUL 95     AUG 95     SEP 95    OCT 95     NOV 95    DEC 95

0002AA  ARMY     XM1114   UP ARMOR                                                           10          23         20
                          ECV HMMWV         53

0003AA  ARMY     XM1114   UP ARMOR                                                                                   3      23
                          ECV HMMWV        152

0004AA  ARMY     XM1114   UP ARMOR
                          ECV HMMWV        104

                                             0

                                             0

                                             0

                                             0

                                             0

                                             0

                                             0

                                             0

              CUMULATIVE PAGE TOTAL        309     0         0           0         0         10          23         23      23

                                                             MONTHS AFTER AWARD
CLIN    SERVICE    MODEL    NOMEN          QTY    (21)      (22)       (23)      (24)       (25)       (26)       (27)      (28)
                                                  JAN 96    FEB 96     MAR 96    APR 96     MAY 96     JUN 96     JUL 96    AUG 96



0002AA  ARMY       XM1114   UP ARMOR
                            ECV HMMWV       53    23        23          23        23         23          11

0003AA  ARMY       XM1114   UP ARMOR
                            ECV HMMWV      152                                                           12         23       23

0004AA  ARMY       XM1114   UP ARMOR
                            ECV HMMWV      104

                                             0

                                             0

                                             0

                                             0

                                             0

                                             0

                                             0

                                             0    23        23          23        23         23         23          23       23

              CUMULATIVE PAGE TOTAL        309

CLIN    SERVICE    MODEL    NOMEN          QTY   (29)      (30)        (31)      (32)
                                                 SEP 96    OCT 96      NOV 96    DEC 96

                                                                                    *

0002AA  ARMY       XM1114   UP ARMOR
                            ECV HMMWV       53                                      *

0003AA  ARMY       XM1114   UP ARMOR
                            ECV HMMWV      152    23        23                      *

0004AA  ARMY       XM1114   UP ARMOR
                            ECV HMMWV      104

                                             0

                                             0

                                             0

                                             0

                                             0

                                             0

                                             0

              CUMULATIVE PAGE TOTAL        309     0       23         23     0      0   *

REMARKS: * Page added by Modification P00006.

SECTION G - CONTRACT ADMINISTRATION DATA  PIIN:DAAE07-94-C-0406   Page 18a of 37
PART 1 - ACCOUNTING CLASSIFICATION (CONT)
                                          MODIFICATION NO.: PZ0006

                                                                                                 OBLIGATED AMOUNT THIS ACTION
ACR       ACCOUNTING CLASSIFICATION                                ACCOUNTING
                                                                   STATION           CONTRACT OBLIG     CHANGE ORDER OB   NET OBLIG

AA        21 22035 25J5J01P5110 25CZ S2011322P086                   W56HZV           $         .00

*AB       21 3 2035 35J5J01 P5110 31E9 S20113                       W56HZV           $2,649,204.47

*AC       21 4 2035 45J5J01 P5110 31E9 S20113                       W56HZV           $7,597,718.48

*AD       21 4 2035 45J5J04 P5110 31E1 S20113                       W56HZV           $5,198,438.96

                                                                                     $         .00

                                                                                     $         .00

                                                                                     $         .00

                                                                                     $         .00

                                                                                     $         .00

                                                                                     $         .00

                                                                                     $         .00

                                                                                     $         .00

REMARKS: * Page changed by Modification P00006; previously changed by Modification PZ0004.

SECTION G - CONTRACT ADMINISTRATION DATA PIIN: DAAE07-94-C-0406   Page 18b of 37
PART 2 - PROGRAM BREAKDOWN (CONT)
                                         MODIFICATION NO.: P00006

                                            CHANGE   XXXXXXXXXXX   CONTRACT OBLIG   CHANGE ORDER    CONTINGENCY   RESERVE  DECOMMIT
ACR: AA                            TOTAL    THIS
CLIN: 0001AA                        QTY     ACTION   PRIOR AMT       $8,860,000.00
NOMEN: Up Armor XM1109              100
DRCMS: 51103446                                      THIS ACTION     $         .00
MIPR:
CUSTOMER ORDER NO: A1-2-P50042TJZ                    TOTAL           $8,860,000.00
PRON: JZ-2-2P086-JZ-EH
PRON VALUE:                                          TDO            XXXXXXXXXXXXXX  XXXXXXXXXXXXXX                   XXXXXXXXXXXXXX

                                            CHANGE   XXXXXXXXXXX   CONTRACT OBLIG   CHANGE ORDER    CONTINGENCY   RESERVE  DECOMMIT
*ACR: AB                            TOTAL   THIS
CLIN: 0002AA                        QTY     ACTION   PRIOR AMT       $         .00
NOMEN: UA-ECV XM1114                 53      53
DRCMS: 51105J3446                                    THIS ACTION     $2,649,204.47
MIPR:
CUSTOMER ORDER NO: A13P50042TJZ             TOTAL                    $2,649,204.47
PRON: JZ-3-2P879-JZ
PRON VALUE:                                          TDO            XXXXXXXXXXXXXX  XXXXXXXXXXXXXX                   XXXXXXXXXXXXXX

                                            CHANGE   XXXXXXXXXXX   CONTRACT OBLIG   CHANGE ORDER    CONTINGENCY   RESERVE  DECOMMIT
*ACR: AC                            TOTAL   THIS
CLIN: 0003AA                        QTY     ACTION   PRIOR AMT       $.00
NOMEN: UA-ECV XM1114                152     152
DRCMS: 51105J3446                                    THIS ACTION    $7,597,718.48
MIPR:
CUSTOMER ORDER NO: A14P50042TJZ                      TOTAL          $7,597,718.48
PRON: JZ-4-2P880-JZ
PRON VALUE:                                          TDO            XXXXXXXXXXXXXX  XXXXXXXXXXXXXX                   XXXXXXXXXXXXXX

                                            CHANGE   XXXXXXXXXXX   CONTRACT OBLIG   CHANGE ORDER    CONTINGENCY   RESERVE  DECOMMIT
*ACR: AD                            TOTAL   THIS
CLIN: 0004AA                        QTY     ACTION   PRIOR AMT       $.00
NOMEN: UA-ECV XM1114                104     104
DRCMS: 51105J8992                                    THIS ACTION    $5,198,438.96
MIPR:
CUSTOMER ORDER NO: A14P50102TFF                      TOTAL          $5,198,438.96
PRON: FF-4-2P881-FF
PRON VALUE:                                          TDO            XXXXXXXXXXXXXX  XXXXXXXXXXXXXX                   XXXXXXXXXXXXXX

REMARKS: * Page changed by Modification P00006; previously changed by Modification PZ0004.

                                                                DAAE07-94-C-0406
                                                             Modification P00006
                                                                   Page 26 of 37

H.12     OPTION TO INCREASE VEHICLE QUANTITIES

H.12.1 Option Quantities. The Government reserves the right to increase the base quantity of XM1114 UA-ECV vehicles by an additional quantity not to exceed 50% of the total base quantity of XM1114 UA-ECV vehicles, or 155. The option vehicles may be any single model or combination of models, XM1114, XM1115, and/or XM1116.

H.12.2 Option Period. The Contracting Officer may exercise an option for an additional quantity of vehicles at any time in one or more increments, but the right to do so shall expire 180 days prior to the delivery of the last scheduled production vehicle as shown in Section F of this contract. The Contractor shall provide notice to the Contracting Officer 30 days before expiration of the Option Period, or 210 days before the last scheduled delivery.

H.12.3 Unit Prices. The unit price to be paid for vehicles added by exercise of option shall be the option unit price specified in Section B for XM1114, except that XM1115 or XM1116 shall be incorporated with a negotiated delta from the XM1114 option price. In the event that the Government intends to exercise an option increasing the rate of production, the Government reserves the right to require the submission of complete cost and pricing data and consideration in the form of a reduced unit price for the option vehicles due to the economies and efficiencies associated with increased production rate.

H.12.4 Delivery. The basic contract quantities are scheduled at a constant rate of production through December 1996. The Government reserves the right to insert option quantities into the existing delivery schedule and extend the delivery of contract quantities if a customer requires earlier delivery than can be accomodated by adding the customer quantities at the end of the existing contract schedule. It is mutually agreed that the parties intent is to minimize production rate/delivery rate fluctuations whenever possible. Therefore, the parties agree to coordinate production and delivery schedules to ensure the best opportunity to minimize said rate changes.

H.12.5 The U.S. Government may exercise the option under this clause to fulfill Foreign Military Sales (FMS) commitments undertaken by the U.S. Government on behalf of a foreign country. At the date of exercise of this option, the U.S. Government will identify the foreign country for the purpose of negotiation and equitable price adjustment for any additional cost or profit consideration attributable to Foreign Military Sales pursuant to and included in DFARS
225.7304 and FAR 15.905-2. Failure to agree to such an equitable adjustment shall be treated as a dispute within the meaning of the clause of this contract entitled "DISPUTES".

* Page added by Modification P00006.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1                                  1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00007

3.       EFFECTIVE DATE

         24 MAR 1995

4.       REQUISITION/PURCHASE REQ NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                    CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                 /N5 WPN SYS: N5
         JEAN SCOTT                /810-574-8822
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)       CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                         FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers    is extended,    is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning      copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         No change to obligation data

C        13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT
MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: THE CHANGES SET FORTH IN
ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

X        MUTUAL AGREEMENT OF THE PARTIES

         D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor is not, X is required to sign this document and return copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)

         Wilfred T. O'Gara - President

15B. CONTRACTOR/OFFEROR

         /s/ Wilfred T. O'Gara
         ----------------------------------
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         3/23/95

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         SHARON C. THOMAS
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Sharon C. Thomas
            -----------------------------------
            (Signature of Contracting Officer)

16C.     DATE SIGNED

         24 MAR 1995

                                                                DAAE07-94-C-0406
                                                             Modification P00007
PROGRAM: Up Armor for the High Mobility Multipurpose Wheeled Vehicle (HMMWV) XM1109


CONTRACT:                  DAAE07-94-C-0406

MODIFICATION:              P00007

AMOUNT OF THIS ACTION:     $0.00

1. The purpose of this Modification P00007 is to incorporate into the contract, Request for Waiver #W20 000, dated 21 December 1994 and to extend the contract delivery schedule by thirty (30) days as set forth below:

         a. Request for Waiver #W20 000, titled "M1109 HMMWV Roof Cracks P/N 4668000", with its vehicle repair/rework and field repair procedures, is attached hereto and added to the contract at Section C, paragraph C.5. The waiver addresses the presence of the cracks near the isolator mounts located on the underside of the roof but they do not pose a vehicle safety or structural hazard. It covers Vehicle No.'s 010 through 087 and repair on vehicles located at the contractor's facility has been successfully completed. Page 7b of 37 of the contract is therefore deleted and the attached new page 7b of 37 is substituted in lieu thereof.

         b. The contract delivery schedule is extended for thirty (30) days, from February/95 through March/95. Paragraph F5, titled "Required Delivery Schedule", page 17 of 37, is hereby deleted from the contract and the attached new page 17 is substituted in lieu thereof.

2. As a result of the foregoing, the contract price is neither increased or decreased and all other terms and conditions, except as previously changed, remain unchanged and are in full force and effect.

                                                                DAAE07-94-C-0406
                                                             Modification P00007
                                                                   Page 7b of 37

control. The air conditioning systems must be compatible with a 24 volt electrical system. It is desired that the system be capable of reducing an outside ambient air temperature of 90 degrees F by 20 degrees F.

C.4.12 The vehicle side elevation signature will be similar to that of the M1025 slant back. The crew compartment shall be protected from the rear by a fixed armor cargo barrier with one upper sliding door, and armor panels extending from the top of the fender wells to the underside of the cargo cover or roof. The upper sliding door shall be positively latched in the open and closed positions. The sliding door shall have a manually released, automatic positive stop at a position 3 to 6 inches from the closed position.

C.4.13 The vehicle design shall provide improvements over the XM1109 configuration on the following hardware items:

C.4.13.1 Door locks and latches-sequence lockout, improved mechanism reliability.

C.4.13.2 Windshield defrost improvement.

C.4.13.3 Automotive component access and maintainability.

C.4.14 All ballistic glass on the vehicle shall be "white" glass. This glass shall allow for the unobstructed use of night vision goggles by the crew.

C.4.15 The XM1114 vehicle shall be painted with a three-color camouflage pattern in accordance with O'Gara-Hess & Eisenhardt armoring Company drawing No. 4668002, Pattern, Camouflage Paint, EA-HMMWV, unless otherwise directed by the PCO.

C.4.16 The Contractor shall host a start of work meeting to discuss the requirements of the Up-Armored ECV HMMWV and shall host four 1 day meetings for the status of work being performed under this delivery order.

C.5      WAIVER*

The following waiver is incorporated into the contract:

WAIVER #                   TITLE                                DATE

W20 000           M1109 HMMWV Roof Cracks P/N 4668000         21 DEC 94


*Added by Modification P00007

                                                                                                                   DAAE07-94-C-0406
                                                         REQUIRED DELIVERY SCHEDULE                                   Page 17 of 37

                                                             MONTHS AFTER AWARD
CLIN    SERVICE  MODEL   NOMEN      QTY  (1)    (2)     (3)     (4)     (5)    (6)     (7)     (8)     (9)     (10)   (11)    (12)
                                         MAY 94 JUN 94  JUL 94  AUG 94  SEP 94 OCT 94  NOV 94  DEC 94  JAN 95  FEB 95 MAR 95  APR 95
0001AA  ARMY     XM1109  UP ARMOR
                         HMMWV       100    0      0        0       0       5     25       9      0       15      36     10
                                       0
                                       0
                                       0
                                       0
                                       0
                                       0
                                       0
                                       0
                                       0
CUMULATIVE PAGE TOTAL:               100    0      0        0       0       5     25       9      0       15      36     10      0

*  REMARKS: Page changed by Modification P00007; previously changed by Modification P00001.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1                                  4

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00008

3.       EFFECTIVE DATE

4.       REQUISITION/PURCHASE REQ NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                               CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                            /N5 WPN SYS: N5
         MAJOR MARK NEUMANN        /810-574-7083
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)  CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                             FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
and date specified for receipt of Offers          is extended,          is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning      copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         No change to obligation data

B        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO:
                  THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
                  CONTRACT/ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X        C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                  AUTHORITY OF:

         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor     is not,    X is required to sign this
         document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         See second page for description.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         Brian Quinn
         Manager Military Programs

15B.     CONTRACTOR/OFFEROR

         /s/ Brian Quinn
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         7/11/95

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)


16B.     UNITED STATES OF AMERICA

         BY
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

CONTINUATION SHEET     Reference No. of Document Being Continued           Page
                               DAAE07-94-C-0406     MOD. No.: P00008     2 of 4
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


SECTION A - SUPPLEMENTAL INFORMATION

A-1

PROGRAM:                   Up Armor High Mobility Multipurpose Wheeled Vehicle
                           (HMMWV) XM1109

CONTRACT:                  DAAE07-94-C-0406

MODIFICATION:              P00008

AMOUNT OF THIS ACTION:     $0.00

1. The purpose of this unilateral modification is to provide contractual shipping instructions for 18 each CLIN 0001AA vehicles.

2. Vehicles for which shipping instructions have not been received may continue to be shipped in place.

3. CLIN 0001AA, Section B, reference MILSTRIP - W805BG4272L001, has been changed from 5 to 9. Shipment has already been made. This change in quantity has been made to make records match actual shipment. DO NOT RESHIP

4. Reference Modification P00006 page 3, para. 2.e. (1)(e), the definitization contract date has been extended to 31 Oct 95.

5. There is no change to the contract price as a result of this modification.

                             (End of narrative A004)

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                               DAAE07-94-C-0406     MOD. No.: P00008     3 of 4
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT            UNIT PRICE          AMOUNT
0001AA               PRODUCTION QUANTITY
                     PRON: JZ22P086JZ    ACRN: AA
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     NSN:  2310-01-389-7558
                     NOUN: UP ARMOR
                     FSCM: 00000
                     PART NR: 9999999999
                     SECURITY CLASS: UNCLASSIFIED

                     SECTION F - Deliveries or Performance

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                     ------  -------        ----    ------ -------- -----
                      001   W56HZW4096S101  Y00000    M               3

                               PROJ CD           BRK BLK PT
                               -------           ----------
                                 IJ8

                     DEL REL CD      QUANTITY    DEL DATE
                     ----------      --------    --------
                        001             25        94NOV15

                     FOB POINT: ORIGIN

                                *** CLIN 0001AA ***

                     SHIP TO:  PARCEL POST ADDRESS
                               -------------------
                     (Y00000) SHIPPING INSTRUCTIONS FOR
                              CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                     ------  --------       ----    ------ -------- -----
                      003   W80SBG4272L001  W80N5V    M               2

                     DEL REL CD      QUANTITY    DEL DATE
                     ----------      --------    --------
                        001              9        94DEC30

                     FOB POINT: ORIGIN

                                *** CLIN 0001AA ***

                     SHIP TO:  FREIGHT ADDRESS
                               ---------------
                     (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                               8909 CLG AND ESC
                               TAYLOR BARRACKS
                               MANNHEIM GE

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                     ------  --------       ----    ------ -------- -----
                      007   W80SBG5145L005  280NSV    M               1

                     DEL REL CD      QUANTITY    DEL DATE
                     ----------      --------    --------

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                             DAAE07-94-C-0406     MOD. No.: P00008       4 of 4
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT            UNIT PRICE           AMOUNT
                        001              18       95AUG30

                     FOB POINT: ORIGIN

                                *** CLIN 0001AA ***

                     SHIP TO:  FREIGHT ADDRESS
                               ---------------
                     (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                               8909 CLG AND ESC
                               TAYLOR BARRACKS
                               MANNHEIM GE

                                                             PADDS ERRATA SHEET                                    PCN  P10CEH9124R
               REG REF                        SIIN/P      DAAE0794C0406            AMD/MOD   P00008                       PAGE    1

ACTION         CODE          REGULATION REFERENCE                     TITLE


                     **************************************
                     * NO CHANGES TO TERMS AND CONDITIONS *
                     **************************************


                         ******END OF ERRATA SHEET******

PROGRAM: Up Armor Expanded Capacity Vehicle (UA-ECV), High Mobility Multipurpose Wheeled Vehicle (HMMWV), XM1114

CONTRACT:                          POOOO6

PREVIOUS CONTRACT AMOUNT:          $ 8,860,000.00

AMOUNT OF THIS ACTION:             $15,445,361.91

TOTAL CONTRACT AMOUNT:             $24,305,361.91             5


1. This is a bilateral letter contract modification to incorporate 309 each UA-ECVs, XM1114, obligated at 50% of the Ceiling Price, plus an option of 50% of the quantity to be exercised during the production of the 309. The Not-To-Exceed Ceiling Unit Price is $99,969.98, total Ceiling Amount is $30,890,723.82. The obligated unit price (50%) is $49,984.99.

2. The Government and the Contractor agree to modify Contract DAAE07-94-C-0406 as described below.

         a.       SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

         SECTION B is modified to add additional vehicles as follows:

                                                                                Obligated                 Obligated
  CLIN            DESCRIPTION                            QTY                    UNIT PRICE                  AMOUNT
 0002AA           Up-Armored Expanded
                  Capacity HMMWV (UA-ECV)                 53                  $  49,984.99              $ 2,649,204.47
 0003AA           Up-Armored Expanded
                  Capacity HMMWV (UA-ECV)                152                  $  49,984.99              $ 7,597,718.48
 0004AA           Up-Armored Expanded
                  Capacity HMMWV (UA-ECV)                104                  $  49,984.99              $ 5,198,438.96


                                                                                TOTAL   $15,445,361.91

         b.       SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

         C.4 UP-ARMORED ECV HMMWV STATEMENT OF WORK (7 March 1995) is incorporated into the Contract applicable to CLINs 0002AA, 0003AA and 0004AA.

         c.       SECTION F - REQUIRED DELIVERY SCHEDULE

         F.5 REQUIRED DELIVERY SCHEDULE is revised to reflect the addition of the above vehicles.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1                                  3

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00009

3.       EFFECTIVE DATE

         19 SEP 1995

4.       REQUISITION/PURCHASE REQ NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                         CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                      /N5 WPN SYS: N5
         MAJOR MARK NEUMANN        /810-574-7083
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)            CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                       FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
and date specified for receipt of Offers           is extended,          is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning      copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         No change to obligation data

F        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

X        B.       THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                  AUTHORITY OF:

         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor   X is not,      is required to sign this
         document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         See second page for description.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)




15B.     CONTRACTOR/OFFEROR


         (Signature of person authorized to sign)

15C.     DATE SIGNED



16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         KENNETH BOUSQUET
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Kenneth Bousquet
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         19 SEP 1995

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                         DAAE07-94-C-0406     MOD. No.: P00009           2 of 3
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


SECTION A - SUPPLEMENTAL INFORMATION

A-1

PROGRAM:                   Up Armor High Mobility Multipurpose Wheeled Vehicle
                           (HMMWV) XM1109

CONTRACT:                  DAAE07-94-C-0406

MODIFICATION:              P00009

AMOUNT OF THIS ACTION:     $0.00

1. The purpose of this unilateral modification is to provide contractual shipping instructions for 4 each CLIN 0001AA vehicles.
DO NOT DUPLICATE SHIPMENT.

2. Vehicles for which shipping instructions have not been received may continue to be shipped in place.

3. There is no change to the contract price as a result of this modification.

                             (End of narrative A005)

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00009            3 of 3
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                      QUANTITY      UNIT       UNIT PRICE        AMOUNT
0001AA               PRODUCTION QUANTITY
                     PRON: JZ22P086JZ    ACRN: AA
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     NSN:  2310-01-389-7558
                     NOUN: UP ARMOR
                     FSCM: 00000
                     PART NR: 9999999999
                     SECURITY CLASS: UNCLASSIFIED

                     SECTION F - Deliveries or Performance

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      001   W56HZW4096S101  Y00000    M               3

                               PROJ CD           BRK BLK PT
                                 IJ8

                     DEL REL CD      QUANTITY    DEL DATE
                        001             21        94NOV15

                     FOB POINT: ORIGIN

                                *** CLIN 0001AA ***

                     SHIP TO:  PARCEL POST ADDRESS
                     (Y00000) SHIPPING INSTRUCTIONS FOR
                              CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      008   W80SBG5257L001  W80N5V    M               2

                     DEL REL CD      QUANTITY    DEL DATE
                        001              4        950CT31

                     FOB POINT: ORIGIN

                                *** CLIN 0001AA ***


                     SHIP TO:  FREIGHT ADDRESS
                     (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                               8909 CLG AND ESC
                               TAYLOR BARRACKS
                               MANNHEIM GE

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1                                  3

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00010

3.       EFFECTIVE DATE

         20 OCT 1995

4.       REQUISITION/PURCHASE REQ NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                         CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                      /N5 WPN SYS: N5
         MAJOR MARK NEUMANN        /810-574-7083
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)            CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                       FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers        is extended,         is not
    extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning     copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         No change to obligation data

F        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

X        B.       THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor   X is not,      is required to sign this
         document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         See second page for description.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)




15B.     CONTRACTOR/OFFEROR


         (Signature of person authorized to sign)

15C.     DATE SIGNED



16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         MARK NEUMANN
         MAJ         F.A.
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Mark R Newman
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         20 OCT 1995

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                           DAAE07-94-C-0406     MOD. No.: P00010         2 of 3
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


SECTION A - SUPPLEMENTAL INFORMATION

A-1

PROGRAM:                   Up Armor High Mobility Multipurpose Wheeled Vehicle
                           (HMMWV) XM1109

CONTRACT:                  DAAE07-94-C-0406

MODIFICATION:              P00009

AMOUNT OF THIS ACTION:     $0.00

1.       This is to formalize PCO letter dated 13 Oct 95.

2. The purpose of this unilateral modification is to provide contractual shipping instructions for 21 each CLIN 0001AA vehicles.
DO NOT DUPLICATE STATEMENT.

3.       This should close out entire quantity of 100 trucks.

4. There is no change to the contract price as a result of this modification.

                             (End of narrative A006)

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                           DAAE07-94-C-0406     MOD. No.: P00010         3 of 3
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                      QUANTITY       UNIT       UNIT PRICE       AMOUNT
0001AA               PRODUCTION QUANTITY
                     PRON: JZ22P086JZ    ACRN: AA
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     NSN:  2310-01-389-7558
                     NOUN: UP ARMOR
                     FSCM: 00000
                     PART NR: 9999999999
                     SECURITY CLASS: UNCLASSIFIED

                     SECTION F - Deliveries or Performance

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      001   W56HZW4096S101            M               3

                     DEL REL CD      QUANTITY
                        001          DELETED

                     FOB POINT: ORIGIN

                                *** CLIN 0001AA ***

                     SHIP TO:  PARCEL POST ADDRESS
                     (Y00000) SHIPPING INSTRUCTIONS FOR
                              CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      009   W80SBG5284L001  W80N5V    M               2

                     DEL REL CD      QUANTITY    DEL DATE
                        001             21        950CT24

                     FOB POINT: ORIGIN

                                *** CLIN 0001AA ***


                     SHIP TO:  FREIGHT ADDRESS
                     (W80N5V)  XU 200TH TAMMC ABF STORAGE SITE
                               8909 CLG AND ESC
                               TAYLOR BARRACKS
                               MANNHEIM GE

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00011

3.       EFFECTIVE DATE



4.       REQUISITION/PURCHASE REQ NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                         CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                      /N5 WPN SYS: N5
         STEVE SABBAGH             /810-574-8823
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)            CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                       FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers            is extended,
    is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning      copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         See continuation sheet

L        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

X                 H-4 CONTRACT DEFINITIZATION
         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor    is not,   X   is required to sign this
         document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         See second page for description.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         M.J. Lennon, VP Sales, Mrkt's, Programs

15B.     CONTRACTOR/OFFEROR

         M J Lennon
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         12/18/95

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         MARK R NEUMANN
         MAJ  F.A.
         CONTRACTING OFFICER

16B.     UNITED STATES OF AMERICA

         BY /s/ Mark R Neumann
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         19 DEC 95

CONTRACT:                          DAAE07-94-C-0406 PZ00011, UA HMMWV, XM1114

PREVIOUS CONTRACT AMOUNT:          $24,305,361.91

AMOUNT OF THIS ACTION:              11,406,738.09

TOTAL CONTRACT AMOUNT:             $35,712,100


1. This is a bilateral modification to definitize the price of the XM1114 previously awarded under modification P00006 and funded at 50% of ceiling. This modification constitutes notice by the Contracting Officer that funds in the amount of $11,406,738.09 is available for award.

2. The Government and the contractor agree to modify this contract DAAE07-94-C-0406 as described below:

         a.       SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

SECTION B is modified to add the definitized price. Pages 1a,1b,1c hereby deleted and attached revised pages 1a,1b,1c is substituted in lieu thereof to reflect vehicle base and option prices. CLIN 0005AA, page 1d is added to reflect the option price.

         b.       SECTION C - DESCRIPTION/SPECIFICATIONS/STATEMENT OF WORK

NO CHANGE

         c.       SECTION F - REQUIRED DELIVERY

Page 17a is hereby deleted and attached revised page 17a is substituted in lieu thereof to reflect the new delivery schedule.

         d.       SECTION G - CONTRACT ADMINISTRATION DATA

Page 18b is hereby deleted and attached the revised page 18b is substituted in lieu thereof to reflect the increase funding as part of this Definitization. Page 18c are hereby added to reflect the increase funding as part of this Definitization.

         e.       SECTION H - SPECIAL CONTRACT PROVISIONS

         Page 20 is hereby deleted to reflect the deletion of H.5 and H.6, this page number is left in reserve.

         Page 26 is hereby deleted and the attached revised page 26 is substituted in lieu thereof to reflect the change in delivery date and includes the price of the option.

CONTRACT: DAAE07-94-C-0406 PZ00011, UA HMMWV , XM1114
(Continuation)


3. The contract amount is hereby increased by $11,406,738.09 from $24,305,361.91for a current total of $35,712,100

4.       All other terms and conditions remain unchanged.

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                     DAAE07-94-C-0406     MOD. No.: P00011
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO     SUPPLIES/SERVICES                         QUANTITY      UNIT   UNIT PRICE        AMOUNT

0002AA      PRODUCTION QUANTITY                           53         EA    $86,900.00000     $ 4,605,700.00
                                                                           -------------     --------------

            PRON: JZ32P879JZ    ACRN: AB
            AMS CD: 51103446

            SECTION B - Supplies or Services and
            Prices/Costs
            NSN:  9999-99-999-9999
            NOUN: XM1114 UP ARMORED - HMMWV
            SECURITY CLASS: UNCLASSIFIED

            Up Armor Expanded Capacity Vehicle
            (UA-ECV) HMMWV, XM1114, as further
            described in Section C.4
                        (End of narrative B001)

            SECTION D - Packaging and Marking

            Best Commercial Packing

                        (End of narrative D001)

            SECTION E - Inspection and Acceptance
            INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

            SECTION F - Deliveries or Performance

            DOC                      SUPPL
            REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR  TP CD
            ------    --------       ----    ------   --------  -----
             001     W56HZW5067S101  Y00000    M                  3

                      PROJ CD           BRK BLK PT
                      -------           ----------
                        IJ8


            DEL REL CD      QUANTITY    DEL DATE
            ----------      --------    --------
               001             53        96MAY30

            FOB POINT: ORIGIN

                       *** CLIN 0002AA ***

            SHIP TO:  PARCEL POST ADDRESS
            (Y00000) SHIPPING INSTRUCTIONS FOR
                     CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

CONTINUATION SHEET     Reference No. of Document Being Continued            Page
                                   DAAE07-94-C-0406     MOD. No.: P00011
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO    SUPPLIES/SERVICES                         QUANTITY    UNIT     UNIT PRICE       AMOUNT

0003AA     PRODUCTION QUANTITY                          152       EA      $86,900.00000    $13,208,800.00
                                                                          -------------    --------------

           PRON: JZ42P880JZ    ACRN: AC
           AMS CD: 51103446

           SECTION B - Supplies or Services and
           Prices/Costs
           NSN:  9999-99-999-9999
           SECURITY CLASS: UNCLASSIFIED

           NOUN: Up Armor Expanded Capacity
           Vehicle (UA-ECV) HMMWV, XM1114, as
           further described in Section C.4
                       (End of narrative B001)

           SECTION C - Description/Specs./Work Statement

           The Ceiling Unit Price for the Vehicle
           is $99,969.98, funded at 50%. The
           Government's Limitation of Liability
           for these vehicles is $7,597,718.48.
                       (End of narrative C001)

           SECTION D - Packaging and Marking

           Best Commercial Packaging

                       (End of narrative D001)

           SECTION E - Inspection and Acceptance
           INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

           SECTION F - Deliveries or Performance

           DOC                       SUPPL
           REL CD    MILSTRIP        ADDR    SIG CD   MARK FOR   TP CD
           ------    --------        ----    ------   --------   -----
            001     W56HZW5067S102   Y00000    M                   3

                     PROJ CD           BRK BLK PT
                     -------           ----------
                       IJ8

           DEL REL CD      QUANTITY    DEL DATE
           ----------      --------    --------
              001            152        96OCT30

           FOB POINT: ORIGIN

                      *** CLIN 0003AA ***

           SHIP TO:  PARCEL POST ADDRESS
           (Y00000) SHIPPING INSTRUCTIONS FOR
                    CONSIGNEE (SHIP-TO) WILL BE
                    FURNISHED PRIOR TO THE
                    SCHEDULED DELIVERY DATE FOR
                    ITEMS REQUIRED UNDER THIS
                    REQUISITION.

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                                     DAAE07-94-C-0406     MOD. No.: P00011
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO     SUPPLIES/SERVICES                         QUANTITY    UNIT   UNIT PRICE       AMOUNT

0004AA      PRODUCTION QUANTITY                          104       EA    $86,900.00000    $ 9,037,600.00
                                                                         -------------    --------------

            PRON: FF42P881FF    ACRN: AD
            AMS CD: 51108992

            SECTION B - Supplies or Services and
            Prices/Costs
            NSN:  9999-99-999-9999
            PART NR: 0000000
            SECURITY CLASS: UNCLASSIFIED

            NOUN: Up Armor Expanded Capacity
            Vehicle (UA-ECV) HMMWV, XM1114, as
            further described in Section C.4
                        (End of narrative B001)

            SECTION C - Description/Specs./Work Statement

            The Ceiling Unit Price for the Vehicle
            is $99,969.98, funded at 50%. The
            Government's Limitation of Liability
            for these vehicles is $5,198,438.96.
                        (End of narrative C001)

            SECTION D - Packaging and Marking

            Best Commercial Packaging

                        (End of narrative D001)

            SECTION E - Inspection and Acceptance
            INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

            SECTION F - Deliveries or Performance

            DOC                       SUPPL
            REL CD    MILSTRIP        ADDR     SIG CD   MARK FOR   TP CD
            ------    --------        ----     ------   --------   -----
             001     W56HZW5067S103   Y00000     M                   3

                      PROJ CD           BRK BLK PT
                      -------           ----------
                        IBB

            DEL REL CD      QUANTITY    DEL DATE
            ----------      --------    --------
              001            104        97FEB28

            FOB POINT: ORIGIN

                       *** CLIN 0004AA ***

            SHIP TO:  PARCEL POST ADDRESS
            (Y00000) SHIPPING INSTRUCTIONS FOR
                     CONSIGNEE (SHIP-TO) WILL BE
                     FURNISHED PRIOR TO THE
                     SCHEDULED DELIVERY DATE FOR
                     ITEMS REQUIRED UNDER THIS
                     REQUISITION.

CONTINUATION SHEET     Reference No. of Document Being Continued            Page
                                    DAAE07-94-C-0406     MOD. No.: P00011
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO       SUPPLIES/SERVICES                         QUANTITY    UNIT    UNIT PRICE        AMOUNT

0005AA        OPTION QUANTITY                                        EA     $ 86,900.00000    $86,900.00
                                                                            --------------    ----------

              SECTION B - Supplies or Services and
              Prices/Costs
              NOUN: UP ARMOR ECV XM1114
              SECURITY CLASS: UNCLASSIFIED

              OPTION QUANTITY, PURSUANT TO SECTION
              H CLAUSE ENTITLED OPTION FOR INCREASED
              QUANTITY -- SEPARATELY PRICED LINE ITEM

              THE QUANTITY STATED FOR THE OPTION
              CLIN DOES NOT FORM A PART OF THE BASIC
              CONTRACTUAL QUANTITY. PART OR ALL OF
              IT MAY, HOWEVER, BE ADDED TO THE
              CONTRACT BY EXERCISE OF THE OPTION
              CLAUSE, AT THE DISCRETION OF THE
              GOVERNMENT.

              THE FAILURE OF THE OFFEROR TO INSERT
              A UNIT PRICE APPLICABLE TO THE
              OPTION QUANTITY SHALL BE DEEMED TO
              MEAN THAT THE OFFEROR WILL SUPPLY
              ALL OR ANY PART OF THE OPTION,
              IF EXERCISED BY THE GOVERNMENT, AT
              THE BASIC CONTRACT UNIT PRICE, AND
              THE OFFER WILL BE EVALUATED FOR
              AWARD ACCORDINGLY.

                          (End of narrative B001)

              SECTION D - Packaging and Marking

              BEST COMMERCIAL PACK

                          (End of narrative D001)

              SECTION E - Inspection and Acceptance
              INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

              SECTION F - Deliveries or Performance

              DEL REL CD      QUANTITY    DEL DATE
              ----------      --------    --------
                 001                       96SEP30

              FOB POINT: ORIGIN

                         *** CLIN 0005AA ***

              SHIP TO:  PARCEL POST ADDRESS
              (Y00000) SHIPPING INSTRUCTIONS FOR
                       CONSIGNEE (SHIP-TO) WILL BE
                       FURNISHED PRIOR TO THE
                       SCHEDULED DELIVERY DATE FOR
                       ITEMS REQUIRED UNDER THIS
                       REQUISITION.

DAAE07-94-C-0406 REQUIRED DELIVERY SCHEDULE

A        A          B       C       D       E       F       G       H       I        J       K       L      M       N

1                 SEP 95  OCT 95  NOV 95  DEC 95  JAN 96  FEB 96  MAR 96  APR 96  MAY 96  JUN 96  JUL 96  AUG 96  SEP 96
2                 QTY
3 XM1114 UA HMMWV
4
5
6 CLIN  TOTAL QTY
7
8   0002AA    53                                    19      23      11
9
10  0003AA   152                                                    12      23      23      23      23      23      23
11
12  0004AA   104
13
14
15
16  TOTAL    309
17
18
19
20

A        A             O       P       Q       R       S

1                    OCT 96  NOV 96  DEC 96  JAN 97  FEB 97
2
3 XM1114 UA HMMWV
4
5
6 CLIN  TOTAL QTY
7
8   0002AA    53
9
10  0003AA   152        2
11
12  0004AA   104       21      23      23      23     14
13
14
15
16  TOTAL    309
17
18
19
20





         SECTION F PAGE 17a

SECTION G - CONTRACT ADMINISTRATION DATA  PIIN:  DAAE07-94-C-0406 Page 18b of 37
PART 2 - PROGRAM BREAKDOWN (CONT)
                                          MODIFICATION NO.: PZ0011

                                              CHANGE                 CONTRACT OBLIG   CHANGE ORDER   CONTINGENCY   RESERVE DECOMMIT
ACR: AA                              TOTAL    THIS
CLIN: 0001AA                          QTY     ACTION   PRIOR AMT     $8,860,000.00
NOMEN: Up Armor XM1109                100
DRCMS: 51103446                                        THIS ACTION           $0.00
MIPR:
CUSTOMER ORDER NO.: A1-2-P50042TJZ                     TOTAL         $8,860,000.00
PRON: JZ-2-2P086-JZ-EH
PRON VALUE:                                            TDO

                                              CHANGE                 CONTRACT OBLIG   CHANGE ORDER   CONTINGENCY   RESERVE DECOMMIT
*ACR: AB                             TOTAL    THIS
CLIN: 0002AA                          QTY     ACTION   PRIOR AMT     $2,649,204.47
NOMEN: UA-ECV XM1114                   53
DRCMS: 51105J3446                                      THIS ACTION   $1,956,495.53
MIPR:
CUSTOMER ORDER NO.: A13P50042TJZ                       TOTAL         $4,605,700.00
PRON: JZ-3-2P879-JZ
PRON VALUE:                                            TDO

                                              CHANGE                 CONTRACT OBLIG   CHANGE ORDER   CONTINGENCY   RESERVE DECOMMIT
*ACR: AC                             TOTAL    THIS
CLIN: 0003AA                          QTY     ACTION   PRIOR AMT     $7,597,718.48
NOMEN: UA-ECV XM1114                  152
DRCMS: 51105J3446                                      THIS ACTION   $5,611,081.52
MIPR:
CUSTOMER ORDER NO.: A14P50042TJZ                       TOTAL         $13,208,800.00
PRON: JZ-4-2P880-JZ
PRON VALUE:                                            TDO

                                              CHANGE                 CONTRACT OBLIG   CHANGE ORDER   CONTINGENCY   RESERVE DECOMMIT
*ACR: AD                             TOTAL    THIS
CLIN: 0004AA                          QTY     ACTION   PRIOR AMT     $5,198,438.96
NOMEN: UA-ECV XM1114                  104
DRCMS: 51105J8992                                      THIS ACTION   $3,839,161.04
MIPR:
CUSTOMER ORDER NO.: A14P50102TFF                       TOTAL         $9,037,600.00
PRON: FF-4-2P881-FF
PRON VALUE:                                            TDO

REMARKS: * Page changed by Modification PZ0011; previously changed by Modification P00006.

STA FORM 1263-2

CONTINUATION SHEET     Reference No. of Document Being Continued            Page
                                     DAAE07-94-C-0406   MOD. No.: P00011     18c
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                            INCREASE/DECREASE       CUMULATIVE
LINE ITEM                  AMS CD     ACRN    JOB ORD NO    PRIOR AMOUNT         AMOUNT
- ---- ----                  --- --     ----    --- --- --    ----- ------   -----------------
                           AMOUNT
                           ------
  0002AA          JZ32P879JZ    AB         2          $ 2,649,204.47        $1,956,495.53        $ 4,605,700.00
       51103446
  0003AA          JZ42P880JZ    AC         2          $ 7,597,718.48        $5,611,081.52        $13,208,800.00
       51103446
  0004AA          FF42P881FF    AD         2          $ 5,198,438.96        $3,839,161.04        $ 9,037,600.00
       51108992

                      NET CHANGE    $11,406,738.09

NET CHANGE BY                 ACCOUNTING      INCREASE/DECREASE
ACRN         ACCOUNTING CLASSIFICATION           STATION            AMOUNT
- ----         ---------- --------------           -------          ----------
 AB     21   32035               35J5J01P5110  31E9  S2011332P879       W56HZV     $1,956,495.53
 AC     21   42035               45J5J01P5110  31E9  S2011342P880       W56HZV     $5,611,081.52
 AD     21   42035               45J5J04P5110  31E1  S2011342P881       W56HZV     $3,839,161.04


                      NET CHANGE    $11,406,738.09

NET CHANGE FOR AWARD:       PRIOR AMOUNT        INCREASE/DECREASE       CUMULATIVE
- --- ------ --- -----          OF AWARD               AMOUNT           OBLIGATED AMOUNT
                            ------------        -----------------     --------- ------
                           $24,305,361.91        $11,406,738.09       $35,712,100.00

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                    DAAE07-94-C-0406   MOD. No.: P00011      18c
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING



RESERVED

                                                                DAAE07-94-C-0406
                                                            Modification PZ00011
                                                                   Page 26 of 37

H.12     OPTION TO INCREASE VEHICLE QUANTITIES

H.12.1 Option Quantities. The Government reserves the right to increase the base quantity of XM1114 UA-ECV vehicles by an additional quantity not to exceed 50% of the total base quantity of XM1114 UA-ECV vehicles, or 155. The option vehicles may be any single model or combination of models, XM1114, XM1115, and/or XM1116.

H.12.2 Option Period. The Contracting Officer may exercise an option for an additional quantity of vehicles at any time in one or more increments, but the right to do so shall expire 240 days prior to the delivery of the last scheduled production vehicle as shown in Section F of this contract. The Contractor shall provide notice to the Contracting Officer 30 days before expiration of the Option Period, or 270 days before the last scheduled delivery or unless otherwise agreed to by both parties.

H.12.3 Unit Prices. The unit price to be paid for vehicles added by exercise of option shall be the option unit price specified in Section B for XM1114, except that XM1115 or XM1116 shall be incorporated with a negotiated delta from the XM1114 option price. The option price shall be $86,900 per unit. Failure to reach agreement on a equitable adjustment for the difference in unit prices for the MX1115 and XM1116 shall be treated as a dispute within the meaning of the clause of this contract entitled "DISUTES"

H.12.4 Delivery. The basic contract quantities are scheduled at a constant rate of production through February 1997. The Government reserves the right to insert option quantities into the existing delivery schedule and extend the delivery of contract quantities if a customer requires earlier delivery than can be accommodated by adding the customer quantities at the end of the existing contract schedule. It is mutually agreed that the parties intent is to minimize production rate/delivery rate fluctuations whenever possible. Therefore, the parties agree to coordinate production and delivery schedules to ensure the best opportunity to minimize said rate changes.

H.12.5 The U.S. Government may exercise the option under this clause to fulfill Foreign Military Sales (FMS) commitments undertaken by the U.S. Government on behalf of a foreign country at the unit price of $86,900 for the XM1114 model vehicles and at the unit price negotiated for the XM1115 and XM1116 pursuant to
H.12.3 above.


*        page substitution by Modification PZ00011.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00012

3.       EFFECTIVE DATE

         7 FEB 1996

4.       REQUISITION/PURCHASE REQ. NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                               CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                            /N5 WPN SYS: N5
         STEVE SABBAGH             /810-574-8823
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)                  CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                              FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO.

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

         11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

                   The above numbered solicitation is amended as set forth in
                   Item 14. The hour and date specified for receipt of Offers
                          is extended,      is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning     copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         ACRN AE: NET INCREASE   $7,038,900.00

C        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO: THE CHANGES SET FORTH
                  IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

X                 Clause H.12, H.12.4

         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor   is not,    X  is required to sign this
document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         W.T. O'GARA - CEO

15B.     CONTRACTOR/OFFEROR

         /s/ W T O'Gara
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         2/6/96

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Mark R Neumann
         MAJ  F.A.
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Mark R Neumann
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         7 FEB 96

CONTRACT:                  DAAE07-94-C-0406, P00012, UA HMMWV, XM1114

PREVIOUS CONTRACT AMOUNT:  $35,712,100

AMOUNT OF THIS ACTION:     $ 7,038,900

TOTAL CONTRACT AMOUNT:     $42,751,000


1. This is a bilateral modification to exercise an options per clause H.12 for 81 trucks.

2. The Government and the contractor agree to modify this contract DAAE07-94-C-0406 as described below:

         a.       SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

SECTION B is modified to add the funds and quantities to CLIN 0005AA. Pages 1a, 1b, 1c, 1d hereby deleted and attached revised pages 2a, 2b, 2c, 2d is substituted in lieu thereof to reflect the addition of 81 ea option and to correct an administrative page number error from MOD PZ00011.

         b.       SECTION C - DESCRIPTIONS/SPECIFICATIONS/STATEMENT OF WORK

NO CHANGE

         c.       SECTION F - REQUIRED DELIVERY

Page 17a is hereby deleted and attached revised page 17a is substituted in lieu thereof to reflect the new delivery schedule.

         d.       SECTION G - CONTRACT ADMINISTRATION DATA

Page 18 d are hereby added to reflect the increase funding as part of this exercise of option.

         e.       SECTION H - SPECIAL CONTRACT PROVISIONS

NO CHANGE

3. The contract amount is hereby increased by $7,038,900 from $35,712,100 for a current total of $42,751,000

4.       All other terms and conditions remain unchanged.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                    DAAE07-94-C-0406   MOD. No.: P00012       2a
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO      SUPPLIES/SERVICES                         QUANTITY    UNIT     UNIT PRICE        AMOUNT

0002AA       PRODUCTION QUANTITY                          53        EA      $86,900.00000     $ 4,605,700.00
                                                                            -------------     --------------
             PRON: JZ32P879JZ    ACRN: AB
             AMS CD: 51103446

             SECTION B - Supplies or Services and
             Prices/Costs
             NSN: 9999-99-999-9999
             NOUN: XM1114 UP ARMORED - HMMWV
             SECURITY CLASS: UNCLASSIFIED

             Up Armor Expanded Capacity Vehicle
             (UA-ECV) HMMWV, XM1114, as further
             described in Section C.4.
                         (End of narrative B001)

             SECTION D - Packaging and Marking

             Best Commercial Packing

                         (End of narrative D001)

             SECTION E - Inspection and Acceptance
             INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

             SECTION F - Deliveries or Performance

             DOC                      SUPPL
             REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
             ------    --------       ----    ------   --------   -----
              001     W56HZW5067S101  Y00000    M                   3

                       PROJ CD           BRK BLK PT
                       -------           ----------
                         IJ8

             DEL REL CD      QUANTITY    DEL DATE
             ----------      --------    --------
                001             53        96MAY30

             FOB POINT: ORIGIN

                        *** CLIN 0002AA ***

             SHIP TO: PARCEL POST ADDRESS
             (Y00000) SHIPPING INSTRUCTIONS FOR
                      CONSIGNEE (SHIP-TO) WILL BE
                      FURNISHED PRIOR TO THE
                      SCHEDULED DELIVERY DATE FOR
                      ITEMS REQUIRED UNDER THIS
                      REQUISITION.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406   MOD. No.: P00012      2b
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO     SUPPLIES/SERVICES                         QUANTITY   UNIT    UNIT PRICE        AMOUNT

0003AA      PRODUCTION QUANTITY                         152       EA     $86,900.00000     $13,208,800.00
                                                                         -------------     --------------

            PRON: JZ42P880JZ    ACRN: AC
            AMS CD: 51103446

            SECTION B - Supplies or Services and
            Prices/Costs
            NSN: 9999-99-999-9999
            SECURITY CLASS: UNCLASSIFIED

            NOUN:  Up Armor Expanded Capacity
            Vehicle (UA-ECV) HMMWV, XM1114, as
            further described in Section C.4
                        (End of narrative B001)

            SECTION D - Packaging and Marking

            Best Commercial Packaging

                           (End of narrative D001)

            SECTION E - Inspection and Acceptance
            INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

            SECTION F - Deliveries or Performance

            DOC                      SUPPL
            REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
            ------    --------       ----    ------   --------   -----
             001     W56HZW5067S102  Y00000    M                   3

                      PROJ CD           BRK BLK PT
                      -------           ----------
                        IJ8

            DEL REL CD      QUANTITY    DEL DATE
            ----------      --------    --------
               001            152        96OCT30

            FOB POINT: ORIGIN

                       *** CLIN 0003AA ***

            SHIP TO: PARCEL POST ADDRESS
            (Y00000) SHIPPING INSTRUCTIONS FOR
                     CONSIGNEE (SHIP-TO) WILL BE
                     FURNISHED PRIOR TO THE
                     SCHEDULED DELIVERY DATE FOR
                     ITEMS REQUIRED UNDER THIS
                     REQUISITION.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                    DAAE07-94-C-0406   MOD. No.: P00012       2c
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO     SUPPLIES/SERVICES                         QUANTITY   UNIT    UNIT PRICE       AMOUNT

0004AA      PRODUCTION QUANTITY                         104       EA     $86,900.00000    $9,037,600.00
                                                                         -------------    -------------

            PRON: FF42P881FF    ACRN: AD
            AMS CD: 51108992

            SECTION B - Supplies or Services and
            Prices/Costs
            NSN: 9999-99-999-9999
            FSCM: 99999
            PART NR: 0000000
            SECURITY CLASS: UNCLASSIFIED

            NOUN:  Up Armor Expanded Capacity
            Vehicle (UA-ECV) HMMWV, XM1114, as
            further described in Section C.4
                        (End of narrative B001)

            SECTION D - Packaging and Marking

            Best Commercial Packaging

                           (End of narrative D001)

            SECTION E - Inspection and Acceptance
            INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

            SECTION F - Deliveries or Performance

            DOC                      SUPPL
            REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
            ------    --------       ----    ------   --------   -----
             001     W56HZW5067S103  Y00000    M                   3

                      PROJ CD           BRK BLK PT
                      -------           ----------
                        IBB

            DEL REL CD      QUANTITY    DEL DATE
            ----------      --------    --------
               001            104        97FEB28

            FOB POINT: ORIGIN

                       *** CLIN 0004AA ***

            SHIP TO: PARCEL POST ADDRESS
            (Y00000) SHIPPING INSTRUCTIONS FOR
                     CONSIGNEE (SHIP-TO) WILL BE
                     FURNISHED PRIOR TO THE
                     SCHEDULED DELIVERY DATE FOR
                     ITEMS REQUIRED UNDER THIS
                     REQUISITION.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406  MOD. No.: P00012       2d
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO     SUPPLIES/SERVICES                         QUANTITY    UNIT   UNIT PRICE       AMOUNT

0005AA      PRODUCTION QUANTITY                          81        EA    $86,900.00000    $7,038,900.00
                                                                         -------------    -------------

            PRON: JZ62F559JZ    ACRN: AE
            AMS CD: 51103446

            SECTION B - Supplies or Services and
            Prices/Costs
            NSN: 2320-01-413-3739
            SECURITY CLASS: UNCLASSIFIED

            Up Armor Expanded Capacity Vehicle
            (UA-ECV) HMMWV, XM1114, as described
            in Section C.4
                        (End of narrative B001)

            SECTION D - Packaging and Marking

            BEST COMMERCIAL PACK

                        (End of narrative D001)

            Best Commercial Pack

                        (End of narrative D002)

            SECTION E - Inspection and Acceptance
            INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

            SECTION F - Deliveries or Performance

            DOC                        SUPPL
            REL CD    MILSTRIP         ADDR    SIG CD   MARK FOR   TP CD
            ------    --------         ----    ------   --------   -----
             001     W56HZW6022S101A   Y00000    M                   3

                      PROJ CD           BRK BLK PT
                      -------           ----------
                        IBB

            DEL REL CD      QUANTITY    DEL DATE
            ----------      --------    --------
               001             81        97FEB28

            FOB POINT: ORIGIN

                       *** CLIN 0005AA ***

            SHIP TO: PARCEL POST ADDRESS
            (Y00000) SHIPPING INSTRUCTIONS FOR
                     CONSIGNEE (SHIP-TO) WILL BE
                     FURNISHED PRIOR TO THE
                     SCHEDULED DELIVERY DATE FOR
                     ITEMS REQUIRED UNDER THIS
                     REQUISITION.

DAAE07-94-C-0406 DELIVERY SCHEDULE FOR 390 (BASE & OPTION)    SECTION F PAGE 17a

A        A
1
A        A             B      C        D       E      F       G        H       I       J      K       L      M      N
1                   JAN 96  FEB 96  MAR 96  APR 96  MAY 96  JUN 96  JUL 96  AUG 96  SEP 96  OCT 9  NOV 96  DEC 9  JAN 97
2
3 XM1114 UA HMMWV
4
5 CURRENT DELIVERY    19      23      23      23     23       23      23      23      23     23      23     23     23
6
7
8 CLIN 0005AA

A        A
1
A        A               O      P       Q       R       S
1                      FEB 9  MAR 97  APR 97  MAY 97  JUN 97
2
3 XM1114 UA HMMWV
4
5 CURRENT DELIVERY      14
6
7
8 CLIN 0005AA            9      23     23       23      3

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406  MOD. No.: P00012
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                      INCREASE/DECREASE       CUMULATIVE
LINE ITEM            AMS CD     ACRN    JOB ORD NO    PRIOR AMOUNT        AMOUNT               AMOUNT
- ---- ----            --- --     ----    --- --- --    ----- ------   -----------------       ----------
  0005AA          JZ62F559JZ    AE         1          $       0.00     $7,038,900.00       $7,038,900.00
       51103446
                                                                       -------------
                                                        NET CHANGE     $7,038,900.00

NET CHANGE BY                                             ACCOUNTING   INCREASE/DECREASE
ACRN                  ACCOUNTING CLASSIFICATION             STATION          AMOUNT
- ----                  ---------- --------------             -------    -----------------
 AE     21   62035   65J5J01P5110  25CZ  S2011362F559       W56HZV     $7,038,900.00

                                                                       -------------
                                                        NET CHANGE     $7,038,900.00


NET CHANGE FOR AWARD:                              PRIOR AMOUNT        INCREASE/DECREASE      CUMULATIVE
- --- ------ --- -----                                 OF AWARD               AMOUNT         OBLIGATED AMOUNT
                                                  --------------       -----------------   --------- ------
                                                  $35,712,100.00       $7,038,900.00       $42,751,000.00

         CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION (NOV 1990)

                  (1) I, Brian Quinn, am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended * (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement DAAE07-94-C-0406. P00012.

                       (contract and modification number)

                  (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of O'Gara-Hess & Eisenhardt Armoring Co. [Name of Offeror] who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a),
(b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

                  (3)  Violations or possible violations:  (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS) NONE
                                                               -----------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
[Signature of the officer or employee responsible for the modification proposal and date]

 /s/ Brian G. Quinn              2/6/96
- --------------------------------------------------------------------------------
[Typed name of the officer or employee responsible for the modification proposal]

 Brian G. Quinn      Manager      Military Programs
- --------------------------------------------------------------------------------

* Subsections 27(a), (b), and (d) are effective on December 1, 1990. Subsection 27(f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNTED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of certification)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00013

3.       EFFECTIVE DATE



4.       REQUISITION/PURCHASE REQ. NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                            CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                         /N5 WPN SYS: N5
         MAJOR MARK NEUMANN        /810-574-7083
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)               CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                          FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO.

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers          is extended,
    is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning       copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         ACRN AF: NET INCREASE  $3,974,247.86

C        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO: THE CHANGES SET FORTH
                  IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                  AUTHORITY OF:

X                 FAR 43.103(a)

         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor   is not,    X  is required to sign this
         document and return       1  copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         See second page for description.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         M.J. Lennon, President

15B.     CONTRACTOR/OFFEROR

         /s/ M J Lennon
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         2/12/96

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         MARK R NEUMANN
         MAJ   F.A.
         CONTRACTING OFFICER

16B.     UNITED STATES OF AMERICA

         BY /s/ Mark R Neumann
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         13 FEB 96

CONTRACT:                  DAAE07-94-C-0406 P00013, UA HMMWV, XM1114

PREVIOUS CONTRACT AMOUNT:  $42,751,000

AMOUNT OF THIS ACTION:     $ 3,974,247.86

TOTAL CONTRACT AMOUNT:     $46,725,247.86


1. Per the Changes Clause FAR 52.243-1, this is a bilateral ceiling priced modification to accelerate deliveries of 210 vehicles. The ceiling unit price is 37,849.97, and the total ceiling amount for this modification is $7,948,495.72.

2. The Government and the contractor agree to modify this contract DAAE07-94-C-0406 as described below:

         a.       SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

SECTION B is modified to add the funds and CLIN 1001 AA is created. Page 2e is added to reflect funding for accelerated deliveries.

         b.       SECTION F - REQUIRED DELIVERY

Page 17a is hereby deleted and attached revised page 17a is substituted in lieu thereof to reflect the new delivery schedule.

         c.       SECTION G - CONTRACT ADMINISTRATION DATA

Page 18e are hereby added to reflect the increase funding as part of this accelerated delivery.

         d.       SECTION H - SPECIAL CONTRACT PROVISIONS

         Page 19 is hereby deleted and attached page 19 is substituted in lieu thereof to reflect changes created by this modification.

         Page 20 is hereby added to reflect changes created by this modification.

         Page 20a is added to establish the clause related to this accelerated delivery.

         Page 26 is hereby deleted and attached page 26 is substituted in lieu thereof to reflect changes created by this modification.

3.       All other terms and conditions remain unchanged.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406   MOD. No.: P00013      2e
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO     SUPPLIES/SERVICES                         QUANTITY   UNIT     UNIT PRICE    AMOUNT

1001AA      SERVICES LINE ITEM                           210      EA      $             $3,974,247.86
                                                                          ----------    -------------

            PRON: JZ62F637JZ    ACRN: AF
            AMS CD: 51103446

            SECTION B - Supplies or Services and
            Prices/Costs
            NOUN: XM1114 DELIVERY ACCELERATION
            SECURITY CLASS: UNCLASSIFIED

            THE NOT-TO-EXCEED CEILING PRICE OF
            $7,948,495.72.

                        (End of narrative B001)

            SECTION C - Description/Specs./Work Statement

            FOR ALL OF CONTRACTED VEHICLES TO BE
            DELIVERED NO LATER THAN 30 AUG 96
            THE GOVERNMENT LIMITATION OF LIABILITY
            FOR THESE VEHICLES IS $3,974,247.86.

                       (End of narrative C001)

            SECTION E - Inspection and Acceptance
            INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

            SECTION F - Deliveries or Performance

            DLVR SCH      PERF COMPL
             REL CD           DT           QUANTITY
            --------      ----------       --------
              001          95AUG31            210
                                          $3974247.86

ACCELERATED DELIVERY SCHEDULE FOR 390 XM 1114 UNDER CONTRACT DAAE07-94-C-0406 PAGE 17a

A           A               B          C          D          E          F          G          H         I
1                       31 JAN 96  28 FEB 96  31 MAR 96  30 APR 96  31 MAY 96  30 JUN 96  31 JUL 96  31 AUG 96
2
3  XM1114 UA HMMWV
4
5
6
7  TOTAL monthly DEL       19          23         28         45       65        70         70         70
8
9
10 TOTAL DEL MOD 13        19          42         70        115      180       250        320        390
11

A           A               J      K      L      M      N      O      P      Q      R      S
1
2
3
4
5
6
7
8
9
10
11








SECTION F PAGE 17a

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406  MOD. No.: P00013      18e
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                       INCREASE/DECREASE      CUMULATIVE
LINE ITEM            AMS CD     ACRN    JOB ORD NO    PRIOR AMOUNT          AMOUNT             AMOUNT
- ---- ----            --- --     ----    --- --- --    ----- ------    -----------------   ----------------
  1001AA          JZ62F637JZ    AF         1          $       0.00    $    3,974,247.86   $   3,974,247.86
       51103446
                                                                      -----------------
                                                        NET CHANGE    $    3,974,247.86

NET CHANGE BY                                            ACCOUNTING   INCREASE/DECREASE
ACRN                     ACCOUNTING CLASSIFICATION        STATION          AMOUNT
- ----                     ---------- --------------        -------     -----------------
 AF     21   62035     65J5J01P5110  25CZ  S2011362F637   W56HZV      $    3,974,247.86

                                                                      -----------------
                                                        NET CHANGE    $    3,974,247.86


NET CHANGE FOR AWARD:                                PRIOR AMOUNT     INCREASE/DECREASE     CUMULATIVE
- --- ------ --- -----                                   OF AWARD             AMOUNT        OBLIGATED AMOUNT
                                                    --------------    -----------------   ----------------
                                                    $42,751,000.00    $    3,974,247.86   $  46,725,247.86

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406  MOD. No.: P00013       19
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


SECTION H - SPECIAL CONTRACT REQUIREMENTS

1.  STATUTORY PROHIBITIONS ON COMPENSATION TO FORMER
    DEPARTMENT OF DEFENSE EMPLOYEES.............................252.203-7000.........................(DEC 1991)
2.  DISPLAY OF DOD HOTLINE POSTER...............................252.203-7002.........................(DEC 1991)
3.  PROHIBITION AGAINST RETALIATORY PERSONNEL
    ACTIONS.....................................................252.203-7003.........................(APR 1992)
4.  DISCLOSURE OF INFORMATION...................................252.204-7000.........................(DEC 1991)
5.  PROVISION OF INFORMATION TO COOPERATIVE
    AGREEMENT HOLDERS...........................................252.205-7000.........................(DEC 1991)
6.  BUY AMERICAN ACT AND BALANCE OF PAYMENTS PROGRAM............252.225-7001.........................(JAN 1994)
7.  QUALIFYING COUNTRY SOURCES AS SUBCONTRACTORS................252.225-7002.........................(DEC 1991)
8.  DUTY-FREE-ENTRY--QUALIFYING COUNTRY END PRODUCTS
    AND SUPPLIES................................................252.225-7009.........................(DEC 1991)
9.  DUTY-FREE ENTRY--ADDITIONAL PROVISIONS......................252.225-7010.........................(DEC 1991)
10. SUPPLEMENTAL COST PRINCIPLES................................252.231-7000.........................(DEC 1991)
11. DOD PROGRESS PAYMENT RATES..................................252.232-7004.........................(NOV 1993)
12. CERTIFICATION OF INDIRECT COSTS.............................252.242-7001.........................(DEC 1991)
13. MATERIAL MANAGEMENT AND ACCOUNTING SYSTEM...................252.242-7004...................(DEC 1991) ADDED
14. MATERIAL INSPECTION AND RECEIVING REPORT....................252.246-7000.........................(DEC 1991)
15. RESTRICTIONS ON SUBCONTRACTOR SALES TO THE
    GOVERNMENT....................................................52.203-6...........................(JUL 1995)
16. DUTY-FREE ENTRY...............................................52.225-10..........................(APR 1984)
17. PROGRESS PAYMENTS.............................................52.232-16..........................(JUL 1991)
18. PROGRESS PAYMENTS (ALTERNATE I)...............................52.232-16..........................(JUL 1991)
19. PROGRESS PAYMENTS (ALTERNATE II (APR 1984))...................52.232-16..........................(JUL 1991)

H-2      PRICE CEILING
         252.217-7027                                       (DEC 1991)   ADD/CHG

         The definitive contract resulting from this undefinitized action (Mod
13) shall not exceed $7,948,495.73.

                                 (end of clause)


H-3      LIMITATION OF GOVERNMENT LIABILITY
         52.216-24                                          (APR 1984)   CHANGED

         (a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $3,974,247.86 dollars.

         (b) The maximum amount for which the Government shall be liable if this contract is terminated is $3,974,247.86 dollars for Mod 13.

                                 (End of clause)

H-4      CONTRACT DEFINITIZATION
         52.216-25                                          (APR 1984)   DELETED

DAAE07-94-C-0406                                                         page 20

H.13 The Government has recognized $7,948,495.72 in the contract ceiling price adjustment, Modification P00013, for material labor, overheads/other direct charges and lease of all equipment and facilities, not to exceed one year. This cost was incurred to meet the necessary acceleration of deliveries reflected in the stated modification. The price adjustment includes the full lease cost for the facility and equipment for work to be performed under this contract.

H.13.1 Should the contractor secure additional work at the leased facility, outside of performing work to meet the needs of the Government under this acceleration and any other related contracting requirements, a downward equitable adjustment shall be negotiated to this contract. The contractor shall provide prompt notification (within 3 working days) to the contracting officer that additional work is being assigned to that facility. In order to determine this adjustment, a fully supported proposal, addressing the price reduction due to this additional work, shall be provided to the Contracting Officer within 30 days of the notification.

H.14     Liquidate Damages Supplies, Service or Research and Development (Apr
1984) FAR 52.211-11

         (a) If the Contractor fails to deliver the supplies or perform the services with the time specified in this contract, or any extension, the Contractor shall, in place of actual damages, pay the Government as fixed, agreed, and liquidate damages, for each day of delay the sum of $250.

         (b) Alternatively, if delivery or performance is so delayed, the Government may terminate this contract in whole or in part under the Default-Fixed-Price Supply and Service clause in this contract and in that event, the Contractor shall be liable for fixed, agreed, and liquidated damages accruing until the time the Government may reasonably obtain delivery or performance of similar supplies or services. The liquidated damages shall be in addition to excess costs under the Termination clause.

         (c) The contractor shall not be charged with liquidated damages when the delay in delivery or performance arises out of causes beyond the control and without the fault or negligence of the Contractor as defined in the Default-Fixed-Price Supply and Service clause in this contract.

H.15     DEFINITIZATION SCHEDULE                                        page 20a

         (a) A Firm Fix Price definitive contract modification is contemplated. The Contractor agrees to submit a FFP proposal and cost or pricing data supporting its proposal.

         (b)    The schedule for definitizing the modification is:

                Contractor submission of proposal - 12 MAR 96

                Commencement of Negotiations - 30 MAY 96

                Definitization of contract - 21 JUN 96

         (c) If agreement on a definitive contract modification to supersede this ceiling priced modification is not reached by the target date in the paragraph (b) above, or within any extension of it granted by the Contracting officer, the Contracting officer may, with the approval of the head of the contracting activity, determine a reasonable price of fee in accordance with Subpart 15.8 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes Clause. In any event, the Contractor shall proceed with completion of the contract, subject to the LIMITATION OF GOVERNMENT LIABILITY Clause.

                                                             DAAE07-94-C-0406
                                                             Modification P00013
                                                             Page 26 of 37

H.12     OPTION TO INCREASE VEHICLE QUANTITIES

H.12.1 Option Quantities. The Government reserves the right to increase the base quantity of XM1114 UA-ECV vehicles by an additional quantity not to exceed 50% of the total base quantity of XM1114 UA-ECV vehicles, or 155. The option vehicles may be any single model or combination of models, XM1114, XM1115 and/or XM1116.

H.12.2 Option Period. The Contracting Officer may exercise an option for an additional quantity of vehicles at any time in one or more increments, but the right to do so shall expire 120 days prior to the delivery of the * last scheduled production vehicle as shown in Section F of this contract. The Contractor shall provide notice to the Contracting Officer 30 days before expiration of the Option Period, or 150 days before the last scheduled * delivery or unless otherwise agreed to by both parties.

H.12.3 Unit Prices. The unit price to be paid for vehicles added by exercise of option shall be the option unit price specified in Section B for XM1114, except that XM1115 or XM1116 shall be incorporated with a negotiated delta from the XM1114 option price. The option price shall be $86,900 per unit. Failure to reach agreement on a equitable adjustment for the difference in unit prices for the MX1115 and XM1116 shall be treated as a dispute within the meaning of the clause of this contract entitled "DISUTES"

H.12.4 Delivery. The basic contract quantities are scheduled at a constant rate of production through February 1997. The Government reserves the right to insert option quantities into the existing delivery schedule and extend the delivery of contract quantities if a customer requires earlier delivery than can be accomodated by adding the customer quantities at the end of the existing contract schedule. It is mutually agreed that the parties intent is to minimize production rate/delivery rate fluctuations whenever possible. Therefore, the parties agree to coordinate production and delivery schedules to ensure the best opportunity to minimize said rate changes.

H.12.5 The U.S. Government may exercise the option under this clause to fulfill Foreign Military Sales (FMS) commitments undertaken by the U.S. Government on behalf of a foreign country at the unit price of $86,900 for the XM1114 model vehicles and at the unit price negotiated for the XM1115 and XM1116 pursuant to H.12.3 above.


*        page substitution by Modification P00013.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00014

3.       EFFECTIVE DATE

         9 FEB 1996

4.       REQUISITION/PURCHASE REQ. NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                            CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                         /N5 WPN SYS: N5
         STEVE SABBAGH             /810-574-8823
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)               CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                          FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO.

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers        is extended,        is not
    extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning copies of the amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         No change to obligation data

C        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO: THE CHANGES SET FORTH
                  IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

X        B.       THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor  X  is not,      is required to sign this
document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         See second page for description.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         M. J. Lennon, President


15B.     CONTRACTOR/OFFEROR

         /s/ M. J. Lennon
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         2/8/96

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Mark R. Neumann
         MAJ.  F.A.
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Mark R. Neumann
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         4 FEB 96

                            Contract DAAE07-94-C-0406
                               Modification P00014


PROGRAM:      XM1114 Up Armor High Mobility Multipurpose Wheeled Vehicle (HMMWV)

CONTRACT:     DAAE07-94-C-0406

MODIFICATION: P00014


1. The purpose of this unilateral modification is to issue shipping instructions for CLINs 0002AA, 0003AA and 0004AA.

2. Section B, page 2a, 2b, and 2c(1) are hereby deleted and revised pages 2a, 2a(1), 2b, 2b(1), 2c and 2c(1) are substituted in their place.

3.       There is no change in contact price as a result of this modification.

CONTINUATION SHEET     Reference No. of Document Being Continued            Page
                                    DAAE07-94-C-0406  MOD. No.: P00014        2a
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO      SUPPLIES/SERVICES                         QUANTITY   UNIT    UNIT PRICE       AMOUNT

0002AA       PRODUCTION QUANTITY                          53       EA     $86,900.00000    $4,605,700.00
                                                                          -------------    -------------

             PRON: JZ32P879JZ    ACRN: AB
             AMS CD: 51103446

             SECTION B - Supplies or Services and
             Prices/Costs
             NSN: 2320-01-413-3739
             NOUN: XM1114 UP ARMORED - HMMWV
             FSCM: 19207
             PART NR: 87T0015
             SECURITY CLASS: UNCLASSIFIED

             Up Armor Expanded Capacity Vehicle
             (UA-ECV) HMMWV, XM1114, as further
             described in Section C.4.

                         (End of narrative B001)

             SECTION D - Packaging and Marking

             Best Commercial Packing

                            (End of narrative D001)

             SECTION E - Inspection and Acceptance
             INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

             SECTION F - Deliveries or Performance

             DOC                      SUPPL
             REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
             ------    --------       ----    ------   --------   -----
              001     W56HZW5067S101            M                   3

             DEL REL CD      QUANTITY
             ----------      --------
                001          DELETED

             FOB POINT: ORIGIN

                        *** CLIN 0002AA ***

             SHIP TO: PARCEL POST ADDRESS
             (Y00000) SHIPPING INSTRUCTIONS FOR
                      CONSIGNEE (SHIP-TO) WILL BE
                      FURNISHED PRIOR TO THE
                      SCHEDULED DELIVERY DATE FOR
                      ITEMS REQUIRED UNDER THIS
                      REQUISITION.

             DOC                      SUPPL
             REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
             ------    --------       ----    ------   --------   -----
              002     W80SBG6030L001  W813M8    M                   1

             DEL REL CD      QUANTITY    DEL DATE
             ----------      --------    --------
                001             53       96MAR30

             FOB POINT: ORIGIN

                        *** CLIN 0002AA ***

             SHIP TO: FREIGHT ADDRESS

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406  MOD. No.: P00014    2a(1)
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO     SUPPLIES/SERVICES                         QUANTITY    UNIT    UNIT PRICE      AMOUNT
            (W813M8)  XR USAMC EUROPE
                      GERMERSHEIM ARMY DEPOT
                      BUILDING 7543
                      76716 GERMERSHEIM GE

            MARK FOR: TVFT-E, ATTN: BOB GREER

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                    DAAE07-94-C-0406  MOD. No.: P00014        2b
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO     SUPPLIES/SERVICES                         QUANTITY   UNIT   UNIT PRICE       AMOUNT

0003AA      PRODUCTION QUANTITY                         152       EA    $86,900.00000    $13,208,800.00
                                                                        -------------    --------------

            PRON: JZ42P880JZ    ACRN: AC
            AMS CD: 51103446

            SECTION B - Supplies or Services and
            Prices/Costs
            NSN: 2320-01-413-3739
            NOUN: XM1114 UP ARMORED - HMMWV
            FSCM: 19207
            PART NR: 87T0015
            SECURITY CLASS: UNCLASSIFIED

            NOUN: Up Armor Expanded Capacity
            Vehicle (UA-ECV) HMMWV, XM1114,
            as further described in Section C.4.

                        (End of narrative B001)

            SECTION D - Packaging and Marking

            Best Commercial Packaging

                           (End of narrative D001)

            SECTION E - Inspection and Acceptance
            INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

            SECTION F - Deliveries or Performance

            DOC                      SUPPL
            REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
            ------    --------       ----    ------   --------   -----
             001     W56HZW5067S102            M                   3

            DEL REL CD      QUANTITY
            ----------      --------
               001          DELETED

            FOB POINT: ORIGIN

                       *** CLIN 0003AA ***

            SHIP TO: PARCEL POST ADDRESS
            (Y00000) SHIPPING INSTRUCTIONS FOR
                     CONSIGNEE (SHIP-TO) WILL BE
                     FURNISHED PRIOR TO THE
                     SCHEDULED DELIVERY DATE FOR
                     ITEMS REQUIRED UNDER THIS
                     REQUISITION.

                     DOC                      SUPPL
                     REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
                     ------    --------       ----    ------   --------   -----
                      002     W80SBG6030L002  W813M8    M                   1

                     DEL REL CD      QUANTITY    DEL DATE
                     ----------      --------    --------
                        001            152        96APR30

                     FOB POINT: ORIGIN

                                *** CLIN 0003AA ***

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406  MOD. No.: P00014    2b(i)
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO    SUPPLIES/SERVICES                         QUANTITY    UNIT    UNIT PRICE    AMOUNT
           SHIP TO:  FREIGHT ADDRESS
           (W813M8)  XR USAMC EUROPE
                     GERMERSHEIM ARMY DEPOT
                     BUILDING 7543
                     76716 GERMERSHEIM GE

           MARK FOR: TVFT-E, ATTN: BOB GREER

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406   MOD. No.: P00014      2c
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO    SUPPLIES/SERVICES                         QUANTITY   UNIT    UNIT PRICE      AMOUNT

0004AA     PRODUCTION QUANTITY                         104       EA     $86,900.00000   $9,037,600.00
                                                                        -------------   -------------

           PRON: FF42P881FF    ACRN: AD
           AMS CD: 51108992

           SECTION B - Supplies or Services and
           Prices/Costs
           NSN: 2320-01-413-3739
           NOUN: XM1114 UP ARMORED - HMMWV
           FSCM: 19207
           PART NR: 87T0015
           SECURITY CLASS: UNCLASSIFIED

           NOUN: Up Armor Expanded Capacity
           Vehicle (UA-ECV) HMMWV, XM1114,
           as further described in Section C.4.

                       (End of narrative B001)

           SECTION D - Packaging and Marking

           Best Commercial Packaging

                          (End of narrative D001)

           SECTION E - Inspection and Acceptance
           INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

           SECTION F - Deliveries or Performance

           DOC                      SUPPL
           REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
           ------    --------       ----    ------   --------   -----
            001     W56HZW5067S103             M                  3

           DEL REL CD      QUANTITY
           ----------      --------
              001          DELETED

           FOB POINT: ORIGIN

                      *** CLIN 0004AA ***

           SHIP TO: PARCEL POST ADDRESS
           (Y00000) SHIPPING INSTRUCTIONS FOR
                    CONSIGNEE (SHIP-TO) WILL BE
                    FURNISHED PRIOR TO THE
                    SCHEDULED DELIVERY DATE FOR
                    ITEMS REQUIRED UNDER THIS
                    REQUISITION.

           DOC                      SUPPL
           REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
           ------    --------       ----    ------   --------   -----
            002     W80SBG6030L003  W813M8     M                  1

           DEL REL CD      QUANTITY    DEL DATE
           ----------      --------    --------
              001            104        96JUN30

           FOB POINT: ORIGIN

                      *** CLIN 0004AA ***

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406  MOD. No.: P00014    2c(i)
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO      SUPPLIES/SERVICES                         QUANTITY    UNIT   UNIT PRICE    AMOUNT
             SHIP TO:  FREIGHT ADDRESS
             (W813M8)  XR USAMC EUROPE
                       GERMERSHEIM ARMY DEPOT
                       BUILDING 7543
                       76716 GERMERSHEIM GE

             MARK FOR: TVFT-E, ATTN: BOB GREER

                           PADDS DISTRIBUTION LIST     PCN:          PIOCEH9114R
                                                       PAGE                   01
                                                       PRINT DATE:      02/09/96
PIIN        DAAE0794C0406                              MOD NO             P00014
SUBMITTED BY            PWCAS                          BUYER NAME STEVE SABBAGH
DOLLAR VALUE         $.00                              DD350 INCLUDED        ( )


                                        NUMBER    DATE                                               NUMBER      DATE
                                        COPIES    STAMP                                              COPIES
 STAMP
OFFICE OF PCO (ORIGINAL CONTRACT/MOD)     1               PROCURING ELEMENT  AMSTA-AQ-WCA               1

FINANCIAL ELEMENT ____ (CONTRACT/MOD)     1               REQUIRING ELEMENT ____ (CONTRACT/MOD)         1

                  CONTRACTOR                                      CONTRACT ADMIN OFFICE
         DUP/ORIG CONTRACT/MOD            1                       CONTRACT/MOD                          6
         PROCUREMENT DOCUMENTATION        1                       PROCUREMENT DOCUMENTATION             1
                                                                  DISTRIBUTION LIST                     1

O GARA-HESS & EISENHARDT ARMORING                         DCMAO DAYTON
CO                                                        GENTILE STATION
9113 LE SAINT RD                                          1001 HAMILTON STREET
FAIRFIELD OH  45014                                       DAYTON, OH  45444-5300

         PAYING OFFICE                                            CONTRACT ADMIN ADP POINT
         CONTRACT/MOD                     1                                CONTRACT/MOD                 1

DFAS-COLUMBUS CENTER                                      DFAS COLUMBUS CENTER
DFAS-CO-JNF/NEW DOMINION                                  DFAS-CO-MC/ERIE DIVISION
PO BOX 182041                                             P.O. BOX 182041
COLUMBUS OH  43218-2041                                   COLUMBUS, OH  43218-2041

         FACILITY                                                  SECURITY OFFICE
         CONTRACT/MOD                                                         DD254


NO FACILITY                                               NO SECURITY OFFICE


         SBA OFFICE                                                CONSIGNEE W42CW1                     1
         CONTRACT/MOD                                              CONTRACT/MOD

                                                          SR CONSOLIDATED PROPERTY ACTPO
NOT APPLICABLE                                            BLDG 4640 CENTRAL RECEIVING
                                                          FT POLK, LA  71459-7070

                           PADDS DISTRIBUTION LIST      PCN:         PIOCEH9114R
                                                        PAGE                  02
                                                        PRINT DATE:     02/09/96
PIIN        DAAE0794C0406                               MOD NO            P00014
SUBMITTED BY                  PWCAS                     BUYER NAME STEVE SABBAGH
DOLLAR VALUE              $.00                          DD350 INCLUDED       ( )


                                  NUMBER   DATE                                        NUMBER      DATE
                                  COPIES   STAMP                                       COPIES
 STAMP

         CONSIGNEE W80N5V                                   CONSIGNEE W80N5V
         CONTRACT/MOD               1                       CONTRACT/MOD                  1

XU 200TH TAMMC STORAGE SITE                         XU 200TH TAMMC ABF STORAGE SITE
8909 CLG AND ESC                                    8909 CLG AND ESC
APO AE 09086                                        TAYLOR BARRACKS
                                                    MANNHEIM GE


         CONSIGNEE W81318
         CONTRACT/MOD               1

XR USAMC EUROPE
GERMERSHEIM ARMY DEPOT
BUILDING 7543
76716 GERMERSHEIM GE



                      ******END OF DISTRIBUTION LIST******

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00015

3.       EFFECTIVE DATE

         21 FEB 1996

4.       REQUISITION/PURCHASE REQ. NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                             CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                          /N5 WPN SYS: N5
         STEVE SABBAGH             /810-574-8823
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)                CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                           FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO.

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
and date specified for receipt of Offers          is extended,        is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning          copies of the
amendments; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         No change to obligation data

F        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO: THE CHANGES SET FORTH
                  IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

X        B.       THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor  X is not,     is required to sign this document
and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         See second page for description.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)




15B.     CONTRACTOR/OFFEROR


         (Signature of person authorized to sign)

15C.     DATE SIGNED



16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         MARK R NEUMANN
         MAJ   F.A.
         CONTRACTING OFFICER

16B.     UNITED STATES OF AMERICA

         BY /s/ Mark R Neumann
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         21 FEB 96

                            Contract DAAE07-94-C-0406
                               Modification P00015


PROGRAM:      XM1114 Up Armor High Mobility Multipurpose Wheeled Vehicle (HMMWV)

CONTRACT:     DAAE07-94-C-0406

MODIFICATION: P00015


1. The purpose of this unilateral modification is to add Project Code 9EV to CLINs 0002AA, 0003AA and 0004AA.

2. Section B, page 2a, 2a(1), 2b, 2b(1), 2c and 2c(1) are hereby deleted and revised pages 2a, 2b, and 2c are substituted in their place.

3.       There is no change in contact price as a result of this modification.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406  MOD. No.: P00015     2a**
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO     SUPPLIES/SERVICES                         QUANTITY   UNIT   UNIT PRICE       AMOUNT
0002AA      PRODUCTION QUANTITY                          53       EA    $86,900.00000    $4,605,700.00
                                                                        -------------    -------------

            PRON: JZ32P879JZ    ACRN: AB
            AMS CD: 51103446

            SECTION B - Supplies or Services and
            Prices/Costs
            NSN: 2320-01-413-3739
            NOUN: XM1114 UP ARMORED - HMMWV
            FSCM: 19207
            PART NR: 87T0015
            SECURITY CLASS: UNCLASSIFIED

            Up Armor Expanded Capacity Vehicle
            (UA-ECV) HMMWV, XM1114, as further
            described in Section C.4.

                        (End of narrative B001)

            SECTION D - Packaging and Marking

            Best Commercial Packing

                           (End of narrative D001)

            SECTION E - Inspection and Acceptance
            INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

            SECTION F - Deliveries or Performance

            DOC                       SUPPL
            REL CD    MILSTRIP        ADDR    SIG CD   MARK FOR   TP CD
            ------    --------        ----    ------   --------   -----
             002     W80SBG6030L001   W813M8     M                  1

            *         PROJ CD           BRK BLK PT
                      -------           ----------
            *           9EV

            DEL REL CD      QUANTITY    DEL DATE
            ----------      --------    --------
               001             53        96MAR30

            FOB POINT: ORIGIN

                       *** CLIN 0002AA ***

            SHIP TO:  FREIGHT ADDRESS
            (W813M8)  XR USAMC EUROPE
                      GERMERSHEIM ARMY DEPOT
                      BUILDING 7543
                      76716 GERMERSHEIM GE

            MARK FOR: TVFT-E, ATTN: BOB GREER






            *Added by Modification P00015
            **Page revised by Modification P00015

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406  MOD. No.: P00015      2b*
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO     SUPPLIES/SERVICES                         QUANTITY     UNIT     UNIT PRICE        AMOUNT
0003AA      PRODUCTION QUANTITY                         152         EA      $86,900.00000     $13,208,800.00
                                                                            -------------     --------------

            PRON: JZ42P880JZ    ACRN: AC
            AMS CD: 51103446

            SECTION B - Supplies or Services and
            Prices/Costs
            NSN: 2320-01-413-3739
            NOUN: XM1114 UP ARMORED - HMMWV
            FSCM: 19207
            PART NR: 87T0015
            SECURITY CLASS: UNCLASSIFIED

            NOUN: Up Armor Expanded Capacity
            Vehicle (UA-ECV) HMMWV, XM1114,
            as further described in Section C.4.

                        (End of narrative B001)

            SECTION D - Packaging and Marking

            Best Commercial Packaging

                           (End of narrative D001)

            SECTION E - Inspection and Acceptance
            INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

            SECTION F - Deliveries or Performance

            DOC                      SUPPL
            REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
            ------    --------       ----    ------   --------   -----
             002     W80SBG6030L002  W813M8     M                  1

            **        PROJ CD           BRK BLK PT
                      -------           ----------
            **          9EV

            DEL REL CD      QUANTITY    DEL DATE
            ----------      --------    --------
               001            152        96APR30

            FOB POINT: ORIGIN

                       *** CLIN 0003AA ***

            SHIP TO:  FREIGHT ADDRESS
            (W813M8)  XR USAMC EUROPE
                      GERMERSHEIM ARMY DEPOT
                      BUILDING 7543
                      76716 GERMERSHEIM GE

            MARK FOR: TVFT-E, ATTN: BOB GREER





            *Page revised by Modification P00015
            **Added by Modification P00015

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                                     DAAE07-94-C-0406  MOD. No.: P00015      2c*
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO     SUPPLIES/SERVICES                         QUANTITY   UNIT    UNIT PRICE        AMOUNT
0004AA      PRODUCTION QUANTITY                         104       EA     $86,900.00000     $9,037,600.00
                                                                         -------------     -------------

            PRON: FF42P881FF    ACRN: AD
            AMS CD: 51108992

            SECTION B - Supplies or Services and
            Prices/Costs
            NSN: 2320-01-413-3739
            NOUN: XM1114 UP ARMORED - HMMWV
            FSCM: 19207
            PART NR: 87T0015
            SECURITY CLASS: UNCLASSIFIED

            NOUN: Up Armor Expanded Capacity
            Vehicle (UA-ECV) HMMWV, XM1114,
            as further described in Section C.4.

                        (End of narrative B001)

            SECTION D - Packaging and Marking

            Best Commercial Packaging

                           (End of narrative D001)

            SECTION E - Inspection and Acceptance
            INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

            SECTION F - Deliveries or Performance

            DOC                      SUPPL
            REL CD    MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
            ------    --------       ----    ------   --------   -----
             002     W80SBG6030L003  W813M8    M                   1

            **        PROJ CD           BRK BLK PT
                      -------           ----------
            **          9EV

            DEL REL CD      QUANTITY    DEL DATE
            ----------      --------    --------
               001            104        96JUN30

            FOB POINT: ORIGIN

                       *** CLIN 0004AA ***

            SHIP TO:  FREIGHT ADDRESS
            (W813M8)  XR USAMC EUROPE
                      GERMERSHEIM ARMY DEPOT
                      BUILDING 7543
                      76716 GERMERSHEIM GE

            MARK FOR: TVFT-E, ATTN: BOB GREER






            *Page revised by Modification P00015
            **Added by Modification P00015

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1                                  3

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00016

3.       EFFECTIVE DATE

         See Blk. 16c.

4.       REQUISITION/PURCHASE REQ. NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                            CODE  W56HZV
         TACOM
         AMSTA-AQ-WCA                                         /N5 WPN SYS: N5
         PAUL MUELLER              /810-574-8822
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)               CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                          FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO.

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
and date specified for receipt of Offers   is extended,   is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

     (a) By completing Items 8 and 15, and returning   copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         ACRN AG: NET INCREASE  $599,741.75

C        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO: THE CHANGES SET FORTH
                  IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
AUTHORITY OF:

X                 Changes-Fixed Price, FAR 52.243-1

         D.       OTHER (Specify type of modification and authority)

E.       IMPORTANT:  Contractor    is not,    X is required to sign this
document and return       1  copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         QA COPY

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         M. J. Lennon, President
         O'Gara Hess & Eisenhardt

15B.     CONTRACTOR/OFFEROR

         /s/ M J Lennon
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         2/27/96

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         JOHN CASH
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ John Cash
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         27 FEB 1996

                                                                DAAE07-94-C-0406
                                                                P00016
                                                                Page 2

CONTRACT:                  DAAE07-94-C-0406, P00016, UA HMMWV, XM1114

PREVIOUS CONTRACT AMOUNT:  $46,725,247.86

AMOUNT OF THIS ACTION:         599,741.75

TOTAL CONTRACT AMOUNT:     $47,324,989.61


1. Per the Changes Clause FAR 52.243-1, this is a bilateral change order modification to apply an improved air conditioning system to 262 XM1114 accelerated delivered trucks. The total ceiling price amount is $1,199,483,50. The amount obligated by this change order is 50% of the ceiling price or $599,741.75

2. The Government and the contractor agree to modify this contract DAAE07-94-C-0406 as described below:

         a.       SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

SECTION B is modified to add the funds and CLIN 1002AA is created. Page 2f is added to reflect the addition of CLIN 1002AA.

         b.       SECTION C - DESCRIPTION/SPECIFICATONS/STATEMENT OF WORK

262 each High Capacity Environmental Control System, O'Gara Hess part number 4660003-000, for integration into 262 each XM1114 vehicles. Page 7b is changed to reflect the revised scope of work.

         c.       SECTION F - REQUIRED DELIVERY

Deliveries will be concurrent with acceleration of vehicles under Modification P00013.

         d.       SECTION G - CONTRACT ADMINISTRATION DATA

Page 18f is added to reflect the accounting and appropriation data for the funding for accelerated delivery of 262 each XM1114 vehicles with the High Capacity Environmental Control System.

3. The parties agree that the Contractor will submit a firm priced proposal with cost and pricing data for the 262 ea. High Capacity Environmental Control System, O'Gara Hess part number 4660003-000, as incorporated by this modification, within 30 days from the date of signature and that prices will be definitized by 21 JUN 96.

                                                                DAAE07-94-C-0406
                                                                P00016
                                                                Page 3

4. The contract amount is hereby increased by $599,741.75 from $46,725,247.86 to a current total of $47,324,989.61.

5.       All other terms and conditions remain unchanged.

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                           DAAE07-94-C-0406     MOD. No.: P00016             2f
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT        UNIT PRICE             AMOUNT
1002AA               SERVICES LINE ITEM                          262             EA         $                      $   599,741.75
                                                                                             ------------           -------------

                     PRON: JZ42F670JZ    ACRN: AG
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     SECURITY CLASS: UNCLASSIFIED

                     NOUN: XM1114 Delivery Acceleration
                     of High Capacity Environmental Control
                     System.

                     The Not-To-Exceed Ceiling Price of
                     $1,199,483.50.
                     Funded at 50%
                                 (End of narrative B001)

                     SECTION C - Description/Specs./Work Statement

                     The Government Limitation of Liability for these High Capacity Environmental Control
                     Systems is $599,741.75.

                                 (End of narrative C001)

                     SECTION E - Inspection and Acceptance
                     INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                     SECTION F - Deliveries or Performance
                     DLVR SCH      PERF COMPL
                      REL CD              DT        QUANTITY
                     --------      ----------       --------
                       001              96 AUG31        262
                                                   $  599741.75

                              Page added by P00016.

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00018               18g
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING



SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                             INCREASE/DECREASE         CUMULATIVE
LINE ITEM            AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT             AMOUNT                 AMOUNT
  1002AA          JZ42F670JZ    AG         1               $0.00               $599,741.75            $   599,741.75
       51103446
                                                                               -----------
                                                                   NET CHANGE  $599,741.75

NET CHANGE BY                                                   ACCOUNTING   INCREASE/DECREASE
ACRN                     ACCOUNTING CLASSIFICATION               STATION          AMOUNT
 AG     21   42035         45J5J01P5110  25CZ  S2011342F670       W56HZV       $599,741.75

                                                                               -----------
                                                                   NET CHANGE  $599,741.75

NET CHANGE FOR AWARD:                                  PRIOR AMOUNT         INCREASE/DECREASE         CUMULATIVE
                                                           OF AWARD               AMOUNT             OBLIGATED AMOUNT
                                                        $46,725,247.86         $599,741.75            $47,324,989.61

Page added by P00016.

                                                               DAEE07-94-C-0406
                                                               Page 7b of 37

control. The air conditioning system must be compatible with a 24 volt electrical system. It is desired that the system be capable of reducing an outside ambient air temperature of 90 degrees F by 20 degrees F. The system * provided shall be the High Capacity Environmental Control System, O'Gara Hess* & Eisenhardt Armoring Co. PN 4660003-000. *

C.4.12 The vehicle side elevation signature will be similar to that of the M1025 slant back. The crew compartment shall be protected from the rear by a fixed armor cargo barrier with one upper sliding door, and armor panels extending from the top of the fender wells to the underside of the cargo cover or roof. The upper sliding door shall be positively latched in the open and closed positions. The sliding door shall have a manually released, automatic positive stop at a position 3 to 6 inches from the closed position.

C.4.13. The vehicle design shall provide improvements over the XM1109 configuration on the following hardware items:

C.4.13.1 Door locks and latches-sequence lockout, improved mechanism reliability.

C.4.13.2 Windshield defrost improvement.

C.4.13.3 Automotive component access and maintainability.

C.4.14 All ballistic glass on the vehicle shall be "white glass". This glass shall allow for the unobstructed use of night vision goggles by the crew.

C.4.15 The XM1114 vehicle shall be painted with a three-color camouflage pattern in accordance with O'Gara Hess & Eisenhardt Armoring Co. Drawing No. 4668002, Pattern, Camouflage Paint, EA-HMMWV, unless otherwise directed by the PCO.

C.4.16 The Contractor shall host a start of work meeting to discusss the requirements of the Up-Armored ECV HMMWV and shall host four 1 day meetings for the status of work being performed under this delivery order.

*                                  Previous change by P00006.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00017

3.       EFFECTIVE DATE

         04 MAR 1996

4.       REQUISITION/PURCHASE REQ. NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                         CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                      /N5 WPN SYS: N5
         STEVE SABBAGH             /810-574-8823
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)            CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                       FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO.

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers is extended,       is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning     copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         No change to obligation data

F        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO:
                  THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
                  CONTRACT/ORDER NO. IN ITEM 10A.

X        B.       THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
                  ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO
                  THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                  AUTHORITY OF:

         D.       OTHER (Specify type of modification and authority)

         E.       IMPORTANT:  Contractor   X is not,      is required to sign
                  this document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)




15B.     CONTRACTOR/OFFEROR


         (Signature of person authorized to sign)

15C.     DATE SIGNED



16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         MARK R. NEUMANN
         MAJ         F.A.
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Mark R Newman
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         4 MAR 96

                            Contract DAAE07-94-C-0406
                               Modification P00017


PROGRAM:                   XM1114 Up Armor High Mobility Multipurpose Wheeled
                           Vehicle (HMMWV)

CONTRACT:                  DAAE07-94-C-0406

MODIFICATION:              P00017


1. The purpose of this unilateral modification is to issue shipping instructions for CLIN 0005AA.

2. Section B, page 2d is hereby deleted and revised pages 2d and 2d(1) are substituted in its place.

3. There is no change in contract price as a result of this modification.

CONTINUATION SHEET   Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00017               2d*
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT         UNIT PRICE            AMOUNT
0005AA               PRODUCTION QUANTITY                          81             EA          $ 86,900.00000        $ 7,038,900.00
                                                                                             -------------         -------------
                     PRON: JZ62F559JZ    ACRN: AE
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     NSN:  2320-01-413-3739
                     SECURITY CLASS: UNCLASSIFIED

                     Up Armor Expanded Capacity Vehicle
                     (UA-ECV) HMMWV, XM1114, as described
                     in Section C.4
                                (End of narrative B001)

                     SECTION D - Packaging and Marking

                     BEST COMMERCIAL PACK

                                    (End of narrative D001)

                     Best Commercial Pack

                                    (End of narrative D002)

                     SECTION E - Inspection and Acceptance
                     INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                     SECTION F - Deliveries or Performance

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      001   W56HZW6022S101A           M               3

                     DEL REL CD      QUANTITY
                        001          DELETED

                     FOB POINT: ORIGIN

                                *** CLIN 0005AA ***

                     SHIP TO:  PARCEL POST ADDRESS
                     (Y00000) SHIPPING INSTRUCTIONS FOR
                              CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      002   W80SBG6054L002  W813M8    M               1

                               PROJ CD           BRK BLK PT
                                 9EV

                     DEL REL CD      QUANTITY    DEL DATE
                        001             81        96APR30

                     FOB POINT: ORIGIN

                                *** CLIN 0005AA ***

                     *Revised by Modification P00017.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                          DAAE07-94-C-0406     MOD. No.: P00017          2d(1)*
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT          UNIT PRICE       AMOUNT
                     SHIP TO: FREIGHT ADDRESS
                     (W813M8)  XR USAMC EUROPE
                               GERMERSHEIM ARMY DEPOT
                               BUILDING 7543
                               76716 GERMERSHEIM GE

                     MARK FOR: Bosnia Proj Cd 9EV
                               ATTN: TVFT-E (Mr. Bob Greer)

                                 (End of narrative F001)

                     *Added by Modification P00017.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00018

3.       EFFECTIVE DATE

         25 MAR 1996

4.       REQUISITION/PURCHASE REQ. NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                         CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                      /N5 WPN SYS: N5
         PAUL MUELLER              /810-574-8822
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)            CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                       FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO.

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers is extended,       is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning     copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         See continuation sheet

F        13.      THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
                  IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A.       THIS CHANGE ORDER IS ISSUED PURSUANT TO:
                  THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE
                  CONTRACT/ORDER NO. IN ITEM 10A.

X        B.       THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE
                  ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO
                  THE AUTHORITY OF FAR 43.103(b).

         C.       THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO
                  AUTHORITY OF:

         D.       OTHER (Specify type of modification and authority)

         E.       IMPORTANT:  Contractor  X is not,      is required to sign
                  this document and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

         See second page for description.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)




15B.     CONTRACTOR/OFFEROR


         (Signature of person authorized to sign)

15C.     DATE SIGNED



16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Kenneth Bousquet
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Kenneth Bousquet
                  (Signature of Contracting Officer)

16C.     DATE SIGNED

         25 MAR 1996

                                                               DAAE07-94-C-0406
                                                               P00018
                                                               Page 2

PROGRAM:                           UP ARMOR HMMWV ECV XM1114

CONTRACT:                          DAAE07-94-C-0406

MODIFICATION:                      POOO18

PREVIOUS CONTRACT AMOUNT:          $47,324,989.61

AMOUNT OF THIS ACTION:                        .00

TOTAL CONTRACT AMOUNT:             $47,324,989.61


1. This Modificiation P00018 is an administrative action to replace the FY96 accounting and appropriation data on CLIN 0005AA with FY95 accounting and appropriation data under new CLIN 0006AA.

2.       The contract is modified as described below:

         a.       SECTION B

         Existing CLIN 0005AA in the amount of $7,038,900.00 and for the quantity of 81 each Up Armor HMMWV XM1114 is deleted in its entirety and replaced with new CLIN 0006AA in the amount of $7,038,900.00 for the quantity of 81 each.

         Shipping instructions are provided for the 81 each Up Armor HMMWV ECV XM1114 under new CLIN 0006AA.

         b.       SECTION G

         Accounting and appropriation data is revised to reflect the decrease on PRON JZ-6-2F559-JZ under CLIN 0005AA from $7,038,900.00 to $0.00 and the addition of PRON JZ-5-2F559-JZ under CLIN 0006AA in the amount of $7,038,900.00.

3.       The contract is modified by replacing or adding the following pages:

         a. Pages 2d and 2d(1) are deleted. Page 2d is replaced with the attached, revised page 2d.

         b.       New contract page 18g is added to the contract.

4. As a result of this Modification P00018, the contract amount remains unchanged at $47,324,989.61.

5.       All other terms and conditions remain unchanged.

CONTINUATION SHEET       Reference No. of Document Being Continued          Page
                              DAAE07-94-C-0406     MOD. No.: P00018           2d
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT     UNIT PRICE              AMOUNT

0005AA               PRODUCTION QUANTITY                           81            EA      $86,900.00000         $7,038,900.00
                     PRON: JZ52F559JZ    ACRN: AH
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     NSN:  2320-01-413-3739
                     NOUN: HMMWV - XM1114 UP ARMORED
                     FSCM: 19207
                     PART NR: 87T0015
                     SECURITY CLASS: UNCLASSIFIED

                     UP Armor Expanded Capacity Vehicle
                     (UA-ECV) HMMWV, XM1114, as described
                     in Section C.4
                                 (End of narrative B001)

                     SECTION D - Packaging and Marking

                     BEST COMMERCIAL PACK

                                 (End of narrative D001)

                     SECTION E - Inspection and Acceptance
                     INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                     SECTION F - Deliveries or Performance

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      002   W80SBG6054L002A W813M8    M               1

                               PROJ CD           BRK BLK PT
                                 9EV

                     DEL REL CD      QUANTITY    DEL DATE
                        001             81        96AUG30

                     FOB POINT: ORIGIN

                                *** CLIN 0006AA ***

                     SHIP TO:  FREIGHT ADDRESS
                     (W813M8)  XR USAMC EUROPE
                               GERMERSHEIM ARMY DEPOT
                               BUILDING 7543
                               76716 GERMERSHEIM GE

                     MARK FOR: Bosnia Proj Cd 9EV
                               ATTN: TVFT-E (Mr. Bob Greer)

                                 (End of narrative F001)

                  Changed by P00018. Previous change by P00017.

CONTINUATION SHEET     Reference No. of Document Being Continued           Page
                            DAAE07-94-C-0406     MOD. No.: P00018           18g
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING



SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                              INCREASE/DECREASE          CUMULATIVE
LINE ITEM            AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT               AMOUNT                 AMOUNT

  0005AA          JZ62F559JZ    AE         1           $7,038,900.00            $7,038,900.00-        $        0.00
       51103446
  0006AA          JZ52F559JZ    AH         1           $        0.00            $7,038,900.00         $7,038,900.00
       51103446
                                                                                -------------
                                                                   NET CHANGE   $        0.00

NET CHANGE BY                                                     ACCOUNTING      INCREASE/DECREASE
ACRN                     ACCOUNTING CLASSIFICATION                  STATION            AMOUNT

 AE     21   62035         65J5J01P5110  25CZ  S2011362F559       W56HZV        $7,038,900.00-
 AH     21   52035         55J5J01P5110  25CZ  S2011352F559       W56HZV        $7,038,900.00

                                                                                -------------
                                                                   NET CHANGE   $        0.00


NET CHANGE FOR AWARD:                                    PRIOR AMOUNT         INCREASE/DECREASE         CUMULATIVE
                                                           OF AWARD                AMOUNT            OBLIGATED AMOUNT

                                                        $47,324,989.61              $0.00             $ 47,324,989.61


Page added by P00018.

                                 April 19, 1996

AMSTA-AQ-WCA

SUBJECT:  Contract DAAE07-94-C-0406, Letter Contract Modification P00019.



Mr. Tony Crayden
O'Gara-Hess & Eisenhardt Armoring Company
9113 Le Saint Drive
Fairfield, OH  45014

Dear Mr. Crayden:

         This letter constitutes a contract on the terms set forth in the enclosed Modification P00019 to Contract DAAE07-94-C-0406 and signifies the intention of the Government to definitize this Modification P00019 for the delivery of the supplies set forth in the schedule of Supplies/Services under a firm fixed price type of contract.

         You are directed in accordance with Clause H.16, Execution and Commencement of Work (For Modification P00019) FAR 52.216-23 (APR 1984), to proceed immediately to commence performance of the work and to pursue such work with all diligence to the end that the supplies may be delivered as necessary under the specifically funded requirements. These requirements are subject to the limitations set forth in Clause H.18, Limitation of Government Liability (For Modification P00019) FAR 52.216-24 (APR 1984).

         In accordance with Clause H.19, Contract Definitization (For Modification P00019) FAR 52.216-25 (APR 1984), the parties agree that Modification P00019 will be definitized by August 30, 1996.

         You shall submit a firm priced proposal for the Supplies/Services covered by Modification P00019 by May 17, 1996.

         Please indicate your acceptance of the foregoing by signing the Standard Form 30, Modification P00019 and returning it with a completed Certificate of Procurement Integrity, Clause I-6, Requirement for Certificate of Procurement Integrity-Modification, FAR 52.203-9 (SEP 1995).

         Upon receipt of your signed documents, Modification P00019 will be signed by the Contracting Officer to complete the action.

         If you have any questions on this matter, please contact Mr. Paul Mueller, (810) 574-8822.

                                           Sincerely,



                                           Kenneth Bousquet
                                           Contracting Officer

Enclosure

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00019

3.       EFFECTIVE DATE

         APR 19 1996

4.       REQUISITION/PURCHASE REQ NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                         CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                      /N5 WPN SYS: N5
         PAUL MUELLER              /810-574-7227
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)            CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                       FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers is extended,       is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning     copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         See continuation sheet

C        13.  THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT
              MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)

         A.   THIS CHANGE ORDER IS ISSUED PURSUANT TO: THE CHANGES SET FORTH IN
              ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C.   THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
              OF:

X                 FAR 6.302-2; far 16.503-3;

         D.   OTHER (Specify type of modification and authority)

         E.   IMPORTANT: Contractor    is not,   is required to sign this
              document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         M J Lennon
         President

15B.     CONTRACTOR/OFFEROR

         /s/ M J Lennon
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         4/19/96

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         Kenneth Bousquet
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Kenneth Bousquet
            (Signature of Contracting Officer)

16C.     DATE SIGNED

         APR 19 1996

                                                                DAAE07-94-C-0406
                                                                          P00019
                                                                          Page 2


PROGRAM:                           UP ARMOR HMMWV ECV XM1114

CONTRACT:                          DAAE07-94-C-0406

MODIFICATION:                      POOO19

PREVIOUS CONTRACT AMOUNT:          $47,324,989.61

AMOUNT OF THIS ACTION:               3,560,904.00

TOTAL CONTRACT AMOUNT:             $50,885,893.61


1. This Modification P00019 is a bilateral letter contract modification to acquire 72 each XM1114 vehicles with High Capacity Environmental Control System
(ECS) installed, to be delivered at an accelerated rate in September 1996 with an option to acquire an additional quantity of vehicles not to exceed 303% of the basic quantity or 218 each.

         a. The total Not-To-Exceed Ceiling Price amount for the basic quantity of 72 XM1114 vehicles with High Capacity ECS is $6,504,408.00 and is based on Not-To-Exceed Ceiling Unit Prices of $86,771.00 for the basic vehicle and $3568.00 for the High Capacity ECS.

         b. The total Not-To-Exceed Ceiling Price amount under CLIN 1001AB for acceleration of delivery of the basic quantity of 72 XM1114 vehicles with High Capacity ECS is $617,400.00, and is based on a Not-To-Exceed Ceiling Unit Price of $8575.00.

         c. The Not-To-Exceed Ceiling Unit Prices for the option quantity of XM1114 vehicles with High Capacity ECS and accelerated delivery of option vehicles are the same as those unit prices for the basic quantity of 72 vehicles.

2. The Government and the Contractor agree to modify the contract as described below:

         a.       SECTION B

         CLINS 1001AB and 0007AA are established.

                                                                                 OBLIGATED
  CLIN            DESCRIPTION                        QTY                           AMOUNT
 1001AB           XM1114 Delivery                     72                         $  308,700.00
                  Acceleration

 0007AA           XM1114 with High                    72                         $3,252,204.00
                  Capacity ECS

                                                                DAAE07-94-C-0406
                                                                          P00019
                                                                          Page 3

         b.       SECTION F

         The Accelerated Delivery Schedule is revised to reflect delivery of the basic quantity of 72 each XM1114 vehicles.

         c.       SECTION G

         The Accounting and Appropriation Data applicable to new CLINs 1001AB and 0007AA is incorporated into the contract.

         d.       SECTION H

         The Government and the Contractor agree that Clause H.14, Liquidated Damages-Supplies, Services or Research and Development FAR 52.211-11 (APR 1984), applies to the accelerated delivery of the 72 vehicles under CLIN 0007AA.

3. The following contract clause additions and deletions apply to Modification P00019:

         a.       SECTION E

         Delete E-4, ACCEPTANCE POINT: ORIGIN, TACOM (APR 1984) and replace with E-4, ACCEPTANCE POINT: ORIGIN, TACOM (AUG 1994). Text as follows:

         Acceptance Point: Origin

         We'll accept these supplies at the address or addresses designated in Section E clause entitled INSPECTION POINT: ORIGIN. When F.O.B. is destination and once we accept title to the supplies, we'll allow payment as long as you supply the proper evidence of shipment with the invoice. (See the Section F clause, FAR 52.247-48 - F.O.B. Destination - Evidence of Shipment and the Section E clause, FAR 52.246-16 - Responsibility for Supplies.)

         b.       SECTION F

         Delete F-2, SHIPMENT OF SUPPLIES, TACOM, (NOV 1983) and F-3, DETENTION OF CARRIERS EQUIPMENT, TACOM (SEP 1978) and replace with F-2, SHIPMENT OF SUPPLIES AND DETENTION OF CARRIERS EQUIPMENT, TACOM (OCT 1994). Text as follows:

                  a. Unless otherwise directed, ship items under this contract in the following order of priority:

                                                                DAAE07-94-C-0406
                                                                          P00019
                                                                          Page 4

                           (1) Government Bill(s) of Lading or US Postal
Services;

                           (2) Commercial Bill(s) of Lading converted to
Government Bill(s) of Lading at destination;

                           (3) Prepaid Commercial Bill(s) of Lading with
transportation charges entered as a separate item on the invoice; or

                           (4) As otherwise instructed when the contract
prohibits use of Government funds for transportation costs.

                           b.      The Contractor will request:

                           (1) Government Bill(s) of Lading and

                           (2) Routing and other instructions, including
MILSTAMP (Military Standard Transportation and Movement Procedure), as to the methods of shipment to be followed by the Contractor; or

                           (3) Authorization to ship Commercial Bill(s) of
Lading to be converted to Government Bill(s) of Lading from the transportation office, administering DCMAO, ten days before the materiel is ready for shipment. The Contractor must prepare and address the forms as directed by the Administrative Contracting Officer (ACO) or

                           c.      The Contractor and subcontractor(s) must
allow prompt and convenient access of carrier's equipment to loading docks or platforms where the contract items/supplies will be loaded. Any charges for detention of carrier's equipment shall be for the Contractor's account, except when the detention is required or caused by the Government.

                                (End of Clause)

         c.       SECTION H

                  (1) Under Section H - Special Contract Requirements, delete No. 9, DUTY-FREE QUALIFYING COUNTRY END PRODUCTS AND SUPPLIES, 252.225-7010 (DEC
1991) and replace with DUTY-FREE ENTRY--QUALIFYING COUNTRY END PRODUCTS AND SUPPLIES, 252.225-7010 (DEC 1992).

                  (2) Delete H-8, NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR REDUCTION, 252.249-7002 (AUG 1993) and replace with NOTIFICATION OF PROPOSED PROGRAM TERMINATION OR REDUCTION, 252.249-7002 (MAY 1995).

                  (3) Add H.16, Execution and Commencement of Work (For Modification P00019) FAR 52.216-23 (1984 APR)

                  (4) Add H.17, Price Ceiling (For Modification P00019) DFARS 252.217-7027 (DEC 1991)

                                                                DAAE07-94-C-0406
                                                                          P00019
                                                                          Page 5

                  (5) Add H.18, Limitation of Government Liability (For Modification P00019) FAR 52.216-24 (APR 1984)

                  (6) Add H.19, Contract Definitization (For Modification P00019) FAR 52.216-24 (APR 1984)

                  (7) Add H.20, Option to Increase Vehicle Quantities (For Modification P00019)

                  (8) Add Clause H-21, NOTIFICATION OF SUBSTANTIAL IMPACT ON EMPLOYMENT, 252.249-7001 (DEC 1991).

         d. SECTION I

                  (1) Under Section I - Contract Clauses (clauses incorporated by reference):

                           (a) Delete No. 7, SMALL AND SMALL DISADVANTAGED
BUSINESS SUBCONTRACTING PLAN - DOD CONTRACTS, 252.219-7003 (APR 1993) and replace with SMALL AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN - DOD CONTRACTS, 252.219-7003 (MAY 1994).

                           (b) Delete No. 8, DRUG-FREE WORK FORCE (PER AL 92-7),
252.223-7004 (SEP 1988).

                           (c) Delete No. 9, PREFERENCE FOR CERTAIN DOMESTIC
COMMODITIES, 252.225-7004 (SEP 1988) and replace with PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES, 252.225-7004 (MAY 1994).

                           (d) Delete No. 12, REPORTING OF CONTRACT PERFORMANCE
OUTSIDE THE UNITED STATES, 252.225-7026 (APR 1993) and replace with REPORTING OF CONTRACT PERFORMANCE OUTSIDE THE UNITED STATES, 252.225-7026 (MAY 1995).

                           (e) Delete No. 15, DATA REQUIREMENTS, 252.227-7031
(OCT 1988).

                           (f) Delete No. 17, CERTIFICATION OF CLAIMS AND
REQUESTS FOR ADJUSTMENT OR RELIEF 252.233-7000 (APR 1993) and replace with CERTIFICATION OF CLAIMS AND REQUESTS FOR ADJUSTMENT OR RELIEF 252.233-7000 (MAY
1994).

                           (g) Delete No. 20, PRICING OF ADJUSTMENTS
252.243-7001 (APR 1984).

                           (h) Delete No. 22, DEFINITIONS, 52.202-1 (SEP 1991)
and replace with DEFINITIONS, 52.202-1 (OCT 1995).

                           (i) Delete No. 23, OFFICIALS NOT TO BENEFIT, 52.203-1

                                                                DAAE07-94-C-0406
                                                                          P00019
                                                                          Page 6

(APR 1984).

                           (j) Delete No. 26, ANTI-KICKBACK PROCEDURES, 52.203-7
(OCT 1988) and replace with ANTI-KICKBACK PROCEDURES, 52.203-7 (JUL 1995).

                           (k) Delete No. 30, PROTECTING THE GOVERNMENT'S
INTEREST WHEN SUBCONTRACTING WITH CONTRACTOR'S DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT, 52.209-6 (NOV 1992) and replace with PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTOR'S DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT, 52.209-6 (JUL 1995).

                           (l) Delete No. 31, DEFENSE PRIORITY AND ALLOCATION
REQUIREMENTS, 52.212-8 (SEP 1990).

                           (m) Delete No. 32, EXAMINATION OF RECORDS BY
COMPTROLLER, 52.215-1 (FEB 1993).

                           (n) Delete No. 33, AUDIT-NEGOTIATION, 52.215-2 (FEB
1993) and replace with AUDIT-NEGOTIATION, 52.215-2 (OCT 1995).

                           (o) Delete No. 34, PRICE REDUCTION FOR DEFECTIVE COST
OR PRICING DATA, 52.215-22 (JAN 1991) and replace with PRICE REDUCTION FOR DEFECTIVE COST OR PRICING DATA, 52.215-22 (OCT 1995).

                           (p) Delete No. 35, SUBCONTRACTOR COST OR PRICING
DATA, 52.215-24 (DEC 1991) and replace with SUBCONTRACTOR COST OR PRICING DATA, 52.215-24 (OCT 1995).

                           (q) Delete No. 38, REVERSION OR ADJUSTMENT OF PLANS
FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (PRB), 52.215-39 (JUL 1991) and replace with REVERSION OR ADJUSTMENT OF PLANS FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (PRB), 52.215- 39 (FEB 1995).

                           (r) Delete No. 39, UTILIZATION OF SMALL BUSINESS
CONCERNS AND SMALL DISADVANTAGED BUSINESS CONCERNS, 52.219-8 (FEB 1990) and replace with UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED BUSINESS CONCERNS, 52.219-8 (OCT 1995).

                           (s) Delete No. 40, UTILIZATION OF WOMEN-OWNED SMALL
BUSINESSES, 52.219-13 (AUG 1986).

                           (t) Delete No. 41, LIQUIDATED DAMAGES - SMALL
BUSINESS SUBCONTRACTING PLAN, 52.219-16 (AUG 1989) and replace with LIQUIDATED DAMAGES - SMALL BUSINESS SUBCONTRACTING PLAN, 52.219-16 (OCT 1995).

                                                                DAAE07-94-C-0406
                                                                          P00019
                                                                          Page 7

                           (u) Delete No. 42, UTILIZATION OF LABOR SURPLUS AREA
CONCERNS, 52.220-3 (APR 1984).

                           (v) Delete No. 43, LABOR SURPLUS AREA SUBCONTRACTING
PROGRAM, 52.220-4 (APR 1984).

                           (w) Delete No. 55, AUTHORIZATION AND CONSENT,
52.227-1 (APR 1984) and replace with AUTHORIZATION AND CONSENT, 52.227-1 (JUL
1995).

                           (x) Delete No. 59, DISCLOSURE AND CONSISTENCY OF COST
ACCOUNTING PRACTICES, 52.230-3 (AUG 1992) This clause applies only when the Contractor has been determined eligible. See Section K, and replace with DISCLOSURE AND CONSISTENCY OF COST AND ACCOUNTING PRACTICES, 52.230-3 (NOV 1993) This clause applies only when the Contractor has been determined eligible.

                           (y) Delete No. 65, PROMPT PAYMENT, 52.232-25 (SEP
1992) Note that if this contract contains a PROGRESS PAYMENTS clause, such progress payments shall be made on the seventh day after receipt of a proper contract finance request, as outlined in paragraph (b)(2) of this clause, and replace with PROMPT PAYMENT, 52.232-25 (MAR 1994) Note that if this contract contains a PROGRESS PAYMENTS clause, such progress payments shall be made on the seventh day after receipt of a proper contract finance request, as outlined in paragraph (b)(2) of this clause.

                           (z) Delete No. 67, DISPUTES, 52.233-1 (DEC 1991) and
replace with DISPUTES, 52.233-1 (OCT 1995).

                           (aa) Delete No. 68, PROTEST AFTER AWARD, 52.233-3
(AUG 1989) and replace with PROTEST AFTER AWARD, 52.233-3 (OCT 1995).

                           (ab) Delete No. 70, REPORT OF SHIPMENT (RESHIP),
52.242-12 (DEC 1989) and replace with REPORT OF SHIPMENT (RESHIP), 52.242-12 (JUL 1995).

                           (ac) Delete No. 71, BANKRUPTCY, 52.242-13 (APR 1991)
and replace with BANKRUPTCY, 52.242-13 (JUL 1995).

                           (ad) Delete No. 74, SUBCONTRACTS (FIXED-PRICE
CONTRACTS),52.244-1 (APR 1991) and replace with SUBCONTRACTS (FIXED-PRICE CONTRACTS),52.244-1 (FEB 1995).

                  (2) Delete I-2, PILOT MENTOR-PROTEGE PROGRAM, 252.219-7008 (OCT 1992).

                  (3) Delete I-5, PREPARATION OF VALUE ENGINEERING CHANGE PROPOSALS, 252.248-7000 (DEC 1991) and replace with PREPARATION OF VALUE ENGINEERING CHANGE PROPOSALS, 252.248-7000 (MAY 1994).

                                                                DAAE07-94-C-0406
                                                                          P00019
                                                                          Page 8

                  (4) Delete I-6, REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION, 52.203-9 (NOV 1990) and replace with REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-MODIFICATION, 52.203-9 (SEP 1995). See attached full text to be incorporated at end of Section I, Pages 35a and 35b.

                  (5) Add I-8, NOTIFICATION OF OWNERSHIP CHANGES, 52.215-40 (FEB
1995).

                  (6) Add I-9, SUBCONTRACTS (COST REIMBURSEMENT AND LETTER CONTRACTS), 52.244-2 (FEB 1995).

                  (7)  Add I-10, NEW MATERIAL, 52.211-5 (MAY 1995).

                  (8) Add I-11, RIGHTS IN TECHNICAL DATA-NONCOMMERCIAL ITEMS 252.227-7013 (JUN 1995).

         e. All other contract clauses remain unchanged and apply to Modification P00019.

4. The contract is modified by replacing or adding the following pages:

         a. Page 17a is deleted and replaced with the attached, revised page
17a.

         b. New contract pages 2e(1), 2g, 2h, 18h, 26a, 26b, 26c, 35a, and 35b are added to the contract.

5. As a result of this Modification P00019, the contract amount is increased by $3,560,904.00 from $47,324,989.61 to $50,885,893.61.

6. All other terms and conditions remain unchanged.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00019              2e(1)
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                                    QUANTITY     UNIT          UNIT PRICE            AMOUNT

1001AB            SERVICES LINE ITEM                                     72         EA           $                     $308,700.00
                  PRON: JZ62F813JZ    ACRN: AJ
                  AMS CD: 51103446

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NOUN: XM1114 DELIVERY ACCELERATION
                  SECURITY CLASS: UNCLASSIFIED

                  Bosnia Project Code 9EV. The total not to exceed ceiling price for acceleration of delivery of 72 vehicles under CLIN 0007AA is $617,400.00 which is based on the accelerated delivery ceiling unit price of $8,575.00 (funded at 50% or $4,287.50). Accelerated delivery funded at 50% $308,700.
                        (End of narrative B001)

                  SECTION C - Description/Specs./Work Statement

                  72 vehicles under CLIN 0007AA to be
                  delivered no later than 30
                  Sep 96.
                        (End of narrative C001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DLVR SCH          PERF COMPL
                   REL CD              DT        QUANTITY
                  --------          ----------   --------
                   001              96SEP30         72
                                                $308700.00

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00019
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                                 QUANTITY     UNIT          UNIT PRICE            AMOUNT

0007AA            PRODUCTION QUANTITY                                  72         EA           $    N/A              $3,252,204.00
                  PRON: JZ62F599JZ    ACRN: AK
                  AMS CD: 51103446

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN: 2320-01-413-3739
                  NOUN: XM1114 UPARMORED-BOSNIA HMMWV
                  SECURITY CLASS: UNCLASSIFIED

                  Bosnia Project Code 9EV. The total not to exceed ceiling price for the quantity of 72 each is $6,247,512.00 which is composed of vehicle ceiling unit price of $86,771.00 (funded at 50% or $43,385.50) and the High Capacity Environmental
                  Control System (ECS) ceiling unit price of $3,568.00 (funded at 50% or $1,784.00).

                  Vehicle Amount funded at
                  50%                          $3,123,756.00
                  High Capacity ECS amount
                  funded at 50%                $  128,448
                                               -------------
                  Total                        $3,252,204
                          (End of narrative B001)

                  SECTION C - Description/Specs./Work Statement

                  Up Armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4.

                          (End of narrative C001)

                  SECTION D - Packaging and Marking

                  Best Commercial Packing

                          (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                      SUPPL
                  REL CD    MILSTRIP       ADDR    SIG CD  MARK FOR  TP CD
                 -------    --------      ------   ------  --------  -----
                    001   W56HZW6026S105  Y00000     M                 3

                            PROJ CD           BRK BLK PT
                            -------           ---------
                              IBB

                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                     001             72        96SEP30

                  FOB POINT: ORIGIN

                             *** CLIN 0007AA ***


CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00019               2h
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                                        QUANTITY     UNIT          UNIT PRICE       AMOUNT
                  (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE
                  (SHIP-TO) WILL BE FURNISHED PRIOR TO THE
                  SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED
                  UNDER THIS REQUISITION.

                  Page added by P00019.

                                                                DAAE07-94-C-0406
                                                                        Page 17a
ACCELERATED DELIVERY SCHEDULE *

                        31 JAN 96   29 FEB 96   31 MAR 96   30 APR 96   31 MAY 96   30 JUN 96   31 JUL 96   31 AUG 96   30 SEP 96  *

XM1114 UA HMMWV

Total Monthly Deliveries   19          23          28           45          65          70          70          70          72     *

Total Deliveries P00019    19          42          70          115         180         250         320         390         462     *

* Page changed by P00019.  Previous change by P00013.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00019                18f
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                           INCREASE/DECREASE         CUMULATIVE
LINE ITEM         AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT               AMOUNT                AMOUNT
- ---------         ------     ----    ----------      ------------         ------------------        ----------

0007AA          JZ62F599JZ    AK         1           $       0.00         $     3,252,204.00      $3,252,204.00
     51103446
1001AB          JZ62F813JZ    AJ         1           $       0.00         $       308,700.00      $  308,700.00
     51103446
                                                                          ------------------
                                                       NET CHANGE         $     3,560,904.00

NET CHANGE BY                                          ACCOUNTING         INCREASE/DECREASE
ACRN                  ACCOUNTING CLASSIFICATION          STATION               AMOUNT
- ----                  -------------------------          -------          -----------------
AJ 21 62035        65J5J01P5110  25CZ  S2011362F813       W56HZV          $      308,700.00
AK 21 62035        65J5J01P5110  25CZ  S2011362F599       W56HZV          $    3,252,204.00
                                                                          -----------------
                                                          NET CHANGE      $    3,560,904.00

NET CHANGE FOR AWARD:                                  PRIOR AMOUNT       INCREASE/DECREASE          CUMULATIVE
- ---------------------                                   OF AWARD             AMOUNT               OBLIGATED AMOUNT
                                                       ------------       -----------------       ----------------
                                                     $ 47,324,989.61      $    3,560,904.00       $ 50,885,893.61

Page added by P00019.

                                                                DAAE07-94-C-0406
                                                                Page 26a

H.16 EXECUTION AND COMMENCEMENT OF WORK (FOR MODIFICATION P00019) FAR 52.216-23 (1984 APR)

        The contractor shall indicate acceptance of this letter contract by signing three copies of the contract and returning them to the Contracting Officer not later than 19 April 1996. Upon acceptance by both parties, the contractor shall proceed with performance of the work, including purchase of necessary materials.

                                 (End of Clause)

H.17    PRICE CEILING (FOR MODIFICATION P00019) DFARS 252.217-7027 (DEC 1991)

        The definitive contract resulting from this undefinitized action shall not exceed $7,121,808.

                                 (End of Clause)

H.18 LIMITATION OF GOVERNMENT LIABILITY (FOR MODIFICATION P00019) FAR 52.216-24 (APR 1984)

        a. In performing this contract, the contractor is not authorized to make expenditures or incur obligations exceeding $3,560,904.

        b. The maximum amount for which the Government shall be liable if this contract is terminated is $3,560,904.

                                 (End of Clause)

H.19    CONTRACT DEFINITIZATION (FOR MODIFICATION P00019) FAR 52.216-24 (APR
1984)

        a. A fixed price definitive contract is contemplated. The contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Ferdral Acquisition Regulation (FAR) on the date of execution of the letter contract,
(2) all clauses required by law on the date of execution of the definitive contract, and (3) any other mutually agreeable clauses, terms and conditions. The contractor agrees to submit a fixed price proposal and cost or pricing data supporting its proposal.

Page added by P00019.

                                                                DAAE07-94-C-0406
                                                                Page 26b

        b.     The schedule for definitizing this contract is:

               Contractor submission of proposal:         17 May 96
               Submission of Make or Buy Plan:               NA
               Submission of Subcontracting Plan:            NA
               Commencement of negotiations:              17 Jul 96
               Definitization of Modification P00019      30 Aug 96

        c. If agreement on a definitive contract to supersede this letter contract is not reached by the target date in paragraph (b) above, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the Head of the Contracting Activity, determine a reasonable price or fee in accordance with Subpart 15.8 and Part 31 of the FAR, subject to contractor appeal as provided in the DISPUTES clause. In any event, the contractor shall proceed with completion of the contract, subject only to the LIMITATION OF GOVERNMENT LIABILITY clause.

               (1) After the Contracting Officer's determination of price or fee, the contract shall be governed by:

                    (i) All clauses required by FAR on the date of execution of this letter contract for either fixed price or cost reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

                    (ii) All clauses required by law as of the date of the Contracting Officer's determination; and,

                    (iii) Any other clauses, terms, and conditions mutually agreed upon.

               (2) To the extent consistent with subparagraph (c)(1) above, all clauses, terms, and conditions included in this letter contract shall continue in effect, except those that by their nature apply only to a letter contract.

                                 (End of Clause)

H.20    OPTION TO INCREASE VEHICLE QUANTITIES (FOR MODIFICATION P00019)

        a. Option quantity. The Government reserves the right to increase the basic quantity of XM1114 vehicles under P00019 by an additional quantity of XM1114 vehicles not to exceed 303% of the total basic quantity of XM1114s under P00019, or 218.

Page added by P00019.

                                                                DAAE07-94-C-0406
                                                                Page 26c

        b. Option period. The Contracting Officer may exercise the option for an additional quantity of vehicles at any time in one or more increments, but the right to do so shall expire 120 days prior to delivery of the last scheduled production vehicle as shown in Section F Clause, ACCELERATED DELIVERY SCHEDULE. The contractor shall provide notice to the Contracting Officer 30 days before the expiration of the option period, or 150 days before the last scheduled delivery or unless otherwise agreed to by the parties.

        c. Option unit prices. The unit price to be paid for the vehicles added by exercise of option, prior to definitization of P00019, shall be the unit ceiling price of $86,771 for the basic vehicle; $3568 for the High Capacity Environmental Control System (ECS); and $8575 for accelerated delivery. The unit price to be paid for the vehicles added by exercise of option after definitization of P00019, shall be the firm fixed prices for the basic vehicle, High Capacity ECS, and accelerated delivery agreed upon by the parties or the price(s) determined by the Contracting Officer in accordance with Clause H.19, CONTRACT DEFINITIZATION (FOR MODIFICATION P00019).

        d. Delivery. Delivery of vehicles added by exercise of option shall immediately follow delivery of the last scheduled production vehicle as shown in Section F Clause, ACCELERATED DELIVERY SCHEDULE, unless otherwise agreed to by the parties.

Page added by P00019.

I-6     REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY--MODIFICATION
        52.203-9                                                      (SEP 1995)

        (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.

        (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause when requested by the Contracting Officer in connection with the execution of any modification of this contract.

        (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification. The certification in paragraph (c)(2) of this clause is not required for a modification which procures commercial items.

         CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION (Nov 1990)

               (1) I, Michael J Lennon (name of certifier), am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a), (b), (d), or
(f) of the Office of Federal Procurement Policy Act, as amended * (41 U.S.C.
423), (hereinafter referred to as the Act), as implemented in the FAR, occurring during the contract of this procurement DAAE07-94-C-0406 Mod P00019
                                              (contract and modification number)

               (2) As required by subsection 27(a)(1)(B) of the Act, I further certify that to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of O'Gara-Hess & Eisenhardt Armoring Co. (Name of Offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsections 27(a),
(b), (d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.

               (3) Violations or possible violations: (Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet), ENTER NONE IF NONE EXISTS)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

/s/ Michael J Lennon 4/19/96
- --------------------------------------------------------------------------------
(Signature of the Officer or Employee Responsible for the Modification Proposal and date)

Michael J Lennon    President
- --------------------------------------------------------------------------------
(Typed name of the Officer or Employee Responsible for the Modification
Proposal)

Subsections 27 (a), (b), and (d) are effective on December 1, 1990. Subsection 27 (f) is effective on June 1, 1991.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of Certification)

        (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible

Page added by P00019.

date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989) the contractor shall ensure that an individual who has so certified is notified that
Section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or for an agency, representive, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.

        (a) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance be placed in executing this modification.

                                 (End of clause)

Page added by P00019.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        P00020

3.      EFFECTIVE DATE



4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        PAUL MUELLER         /810-574-7227
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
        Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
and date specified for receipt of Offers is extended,    is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning     copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        See continuation sheet

C       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

X              H.12, Option to Increase Vehicle quantities and I.72, Changes -
Fixed Price

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor   is not,    X  is required to sign this document
and return       1  copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

        M J Lennon
        President

15B.    CONTRACTOR/OFFEROR

        /s/ M J Lennon
        (Signature of person authorized to sign)

15C.    DATE SIGNED

        4/30/96

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

16B.    UNITED STATES OF AMERICA

        BY
               (Signature of Contracting Officer)

16C.    DATE SIGNED

                                                                DAAE07-94-C-0406
                                                                P00020
                                                                Page 2

PROGRAM:                     UP ARMOR HMMWV ECV XM1114

CONTRACT:                    DAAE07-94-C-0406

MODIFICATION:                POOO20

PREVIOUS CONTRACT AMOUNT:    $50,885,893.61

AMOUNT OF THIS ACTION:         2,305,784.00

TOTAL CONTRACT AMOUNT:       $53,191,677.61

1. The purpose of this Supplemental Agreement Modification P00020 is to partially exercise the option per Clause H.12, Option to Increase Vehicle Quantities, for an additional quantity of 26 each XM1114 vehicles with High Capacity Environmental Control System (ECS) installed, to be delivered at the normal rate of delivery in October 1996 and November 1996. Upon authorization by the Government and pursuant to the Changes-Fixed Price Clause of this contract, these XM1114 vehicles will be modified to the XM1116 vehicle configuration at a later date.

        a. The XM1114 vehicles are added to the contract at the option unit price of $86,900.00, obligated at 100%.

        b. Pursuant the Changes-Fixed Price Clause of this contract and in accordance with the description at C.4.11 of the contract, the High Capacity ECS shall be incorporated into the option quantity of 26 each XM1114 vehicles at the Not-To-Exceed Ceiling Unit Price of $3568.00, obligated at 50%

2. The Government and the Contractor agree to modify the contract as described below:

        a.     SECTION B

        CLINS 0008AA and 0008AB are established.

                                                                 OBLIGATED
  CLIN         DESCRIPTION                OTY                      AMOUNT
  ----         -----------                ---                    ----------
 0008AA        XM1114 with High             9                  $  798,156.00
               Capacity ECS

 0008AB        XM1114 with High            17                  $1,507,628.00
               Capacity ECS

                                                                DAAE07-94-C-0406
                                                                P00020
                                                                Page 3

        b.     SECTION F

        The Accelerated Delivery Schedule remains unchanged. The option quantity of 26 each XM1114 vehicles is added to the schedule at the normal rate of delivery.

        c.     SECTION G

        The Accounting and Appropriation Data applicable to new CLINs 0008AA and 0008AB is incorporated into the contract.

3.      The contract is modified by replacing or adding the following pages:

        a.     Page 17a is deleted and replaced with the attached, revised page
17a.

        b. New contract pages 2i, 2j, 2k, 2l and 18i are added to the contract.

4. As a result of this Modification P00020, the contract amount is increased by $2,305,784.00 from $50,885,893.61 to $53,191,677.61.

5.      All other terms and conditions remain unchanged.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00020                2i
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE           AMOUNT

0008AA            PRODUCTION QUANTITY                   9         EA           $88,684.00000        $798,156.00
                                                                               -------------        -----------

                  PRON: U152F454JZ    ACRN: AL
                  AMS CD: 51103446
                  CUSTOMER ORDER NUMBER: FD20609570166

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN: 9999-99-999-9999
                  NOUN: HMMWV-XM1114 UP-ARMOR
                  FSCM: 00000
                  PART NR: 99999999
                  SECURITY CLASS: UNCLASSIFIED

                  The total price for the quantity of 9 each is $814,212.00 which is composed of vehicle firm fixed price of $86,900.00 (funded at 100%) and the High Capacity Environmental Control System (ECS) ceiling unit price of $3,568.00 (funded at 50% or $1,784.00).

                  Vehicle Amount funded at
                  100%                         $782,100.00
                  High Capacity ECS amount
                  funded at 50%                $ 16,056.00
                  Total                        $798,156.00
                                 (End of narrative B001)

                  SECTION C - Description/Specs./Work Statement

                  Up Armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4.
                                 (End of narrative C001)

                  SECTION D - Packaging and Marking

                  Best Commercial Packaging

                                    (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                  ------  --------       -----   ------ -------- -----
                   001   W56HZW5355S103  Y00000    M               3

                            PROJ CD           BRK BLK PT
                            -------           ----------
                              IBB

                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                   001               9         96OCT31

                  FOB POINT: ORIGIN

                  Page added by P00020.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00020                2j
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE       AMOUNT

                             *** CLIN 0008AA ***

                  SHIP TO: PARCEL POST ADDRESS
                  (Y00000) SHIPPING INSTRUCTIONS FOR
                           CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

                  Page added by P00020.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00020                2k
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE           AMOUNT

0008AB            PRODUCTION QUANTITY                   17        EA           $88,684.00000        $1,507,628.00
                                                                               -------------        -------------

                  PRON: U162F809JZ    ACRN: AM
                  AMS CD: 51105J3446
                  CUSTOMER ORDER NUMBER: FD20609670088

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN: 9999-99-999-9999
                  NOUN: HMMWV XM1114 UP ARMOR
                  FSCM: 99999
                  PART NR: 0000000000
                  SECURITY CLASS: UNCLASSIFIED

                  The total price for the quantity of 17 each is $1,537,956.00 which is composed of vehicle firm fixed price of $86,900.00 (funded at 100%) and the High Capacity Environmental Control System (ECS) ceiling unit price of $3,568.00 (funded at 50% or $1,784.00).

                  Vehicle Amount funded at
                  100%                        $1,477,300.00
                  High Capacity ECS amount
                  funded at 50%               $   30,328.00
                  Total                       $1,507,628.00
                                 (End of narrative B001)

                  SECTION C - Description/Specs./Work Statement

                  Up Armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4.

                                 (End of narrative C001)

                  SECTION D - Packaging and Marking

                  Best Commercial Packaging

                                    (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                  ------  --------       ------  ------ -------- -----
                   001   FE448460670001  FD2060    D               3

                            PROJ CD           BRK BLK PT
                            -------           ----------
                              IBB

                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                    001              5         96OCT31

                  Page added by P00020.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00020                2l
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE       AMOUNT

                  FOB POINT: ORIGIN

                             *** CLIN 0008AB ***

                  SHIP TO:  FREIGHT ADDRESS
                  (FE4484)  438 SUPS - LGS
                            3101 VANDENBERG AVENUE
                            MCGUIRE AFB  NJ  08641-5103

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                  ------  --------       -----   ------ -------- -----
                   002   FE485260670002  FD2060    D               3

                            PROJ CD           BRK BLK PT
                            -------           ----------
                              IBB

                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                    001              6         96OCT31

                  FOB POINT: ORIGIN

                             *** CLIN 0008AB ***

                  SHIP TO:  FREIGHT ADDRESS
                  (FE4852)  57 SUPS
                            6155 MCGOUGH PARKWAY
                            NELLIS AFB, NV  89191-7254

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                  ------  --------       -----   ------ -------- -----
                   003   FE529460670003  FD2060    D               3
                            PROJ CD           BRK BLK PT
                              IBB
                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                     001              3       96OCT31
                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                     002              3       96NOV30

                  FOB POINT: ORIGIN

                             *** CLIN 0008AB ***

                  SHIP TO:  FREIGHT ADDRESS
                  (FE5294)  51 WG - LGS
                            UNIT 2064  BUILDING 819
                            OSAN AB
                            SONG TAN CITY  ROK  96278-2064

                  Page added by P00020.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00020                18i
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                            INCREASE/DECREASE         CUMULATIVE
LINE ITEM         AMS CD      ACRN    JOB ORD NO      PRIOR AMOUNT               AMOUNT                AMOUNT
- ---------         ------      ----    ----------      ------------         ------------------        ----------

0008AA           U152F454JZ    AL         1           $       0.00         $       798,156.00      $  798,156.00
     51103446
0008AB           U162F809JZ    AM         1           $       0.00         $     1,507,628.00      $1,507,628.00
     51105J3446
                                                                           ------------------
                                                        NET CHANGE         $     2,305,784.00

NET CHANGE BY                                          ACCOUNTING      INCREASE/DECREASE
ACRN                  ACCOUNTING CLASSIFICATION          STATION            AMOUNT
- ----                  -------------------------        ----------      -----------------
AL 57 5             308017547E882299600000000000         F0030L        $      798,156.00
AM 57 6             3080  17647E8823201  503300          F0030L        $    1,507,628.00
                                                                       -----------------
                                                         NET CHANGE    $    2,305,784.00

NET CHANGE FOR AWARD:                                  PRIOR AMOUNT         INCREASE/DECREASE         CUMULATIVE
- ---------------------                                   OF AWARD               AMOUNT             OBLIGATED AMOUNT
                                                       ------------         -----------------     ----------------
                                                     $50,885,893.61         $    2,305,784.00     $  53,191,677.61

Page added by P00020.

                                                                DAAE07-94-C-0406
                                                                        Page 17a
ACCELERATED DELIVERY SCHEDULE

                      31 JAN 96 29 FEB 96 31 MAR 96 30 APR 96 31 MAY 96 30 JUN 96 31 JUL 96 31 AUG 96 30 SEP 96 31 OCT 96 30 NOV 96*

XM1114 UA HMMWV

Total Monthly Deliveries  19        23       28         45         65        70        70        70        72

Total Deliveries P00020   19        42       70        115        180       250       320       390       462

NORMAL DELIVERY SCHEDULE  *

XM1114 UA HMMWV  *

Total Monthly Deliveries                                                                                           23         3    *


Total Deliveries P00020                                                                                            23        26    *

* Page changed by P00020.  Previous change by P00019.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1                            3

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        P00021

3.      EFFECTIVE DATE

        30 MAY 1996

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        PAUL MUELLER         /810-574-7227
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers    is extended,    is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning    copies of the amendments; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        ACRN AM: NET INCREASE    $1,000.00

C       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

X

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor   is not,    X  is required to sign this document
and return       1  copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

        M J Lennon
        President

15B.    CONTRACTOR/OFFEROR

        /s/ M J Lennon
        (Signature of person authorized to sign)

15C.    DATE SIGNED

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        JOHN CASH
        Contracting Officer

16B.    UNITED STATES OF AMERICA

        BY /s/ John Cash
               (Signature of Contracting Officer)

16C.    DATE SIGNED

        30 MAY 1996

                                                                DAAE07-94-C-0406
                                                                P00021
                                                                Page 2

PROGRAM:                     UP ARMOR HMMWV ECV XM1114

CONTRACT:                    DAAE07-94-C-0406

MODIFICATION:                POOO21

PREVIOUS CONTRACT AMOUNT:    $53,191,677.61

AMOUNT OF THIS ACTION:             1,000.00

TOTAL CONTRACT AMOUNT:       $53,192,677.61

1. The purpose of this Supplemental Agreement Modification P00021 is to authorize the contractor to use one XM1114 production vehicle, Serial No. 169941, USA Registration No. NG4NEO, with High Capacity Environmental Control System installed (previously accepted by the Government under CLIN 0003AA) for display at the 1996 Armor Conference, Fort Knox, Kentucky. The contractor shall perform the scope of work as further described in Clause C.5, Armor Conference Display Vehicle. In consideration, the contract price is increased $1000.00.

        The XM1114 vehicle for display at the Armor Conference is Government Furnished Property and is subject to Clause No. I76, GOVERNMENT PROPERTY (FIXED-PRICE CONTRACTS) (ALTERNATE I) (APR 1984) (91-DEV-44). The contractor is responsible for this vehicle from the time the contractor takes custody at its plant in Fairfield, Ohio until the vehicle is returned to its plant from the Armor Conference.

2. The Government and the Contractor agree to modify the contract as described below:

        a.     SECTION B

        CLIN 0009AA is established.

                                                                       OBLIGATED
 CLIN         DESCRIPTION                         QTY                    AMOUNT
 ----         -----------                         ---                  ---------
0009AA        XM1114, 1996 Armor                   -                   $1,000.00
               Conference Display

        b.     SECTION C

        Clause C.5, Armor Conference Display Vehicle is added to the contract.

                                                                DAAE07-94-C-0406
                                                                P00021
                                                                Page 3

        c.     SECTION G

        The Accounting and Appropriation Data applicable to new CLIN 0009AA is incorporated into the contract.

3.      The contract is modified by replacing or adding the following pages:

        a.     New contract pages 2m, 7c, and 18j are added to the contract.

4. As a result of this Modification P00021, the contract amount is increased by $1,000.00 from $53,191,677.61 to $53,192,677.61.

5.      All other terms and conditions remain unchanged.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00021                2m
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE            AMOUNT

0009AA            SERVICES LINE ITEM                                           $                     $1,000.00
                                                                               ----------            ---------

                  PRON: EH62J169EH    ACRN: AN
                  AMS CD: 42101015

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  SECURITY CLASS: UNCLASSIFIED

                  XM1114, 1996 Armor Conference Display
                                 (End of narrative B001)

                  SECTION C - Description/Specs./Work Statement

                  Scope of work described in Clause C.5,
                  Armor Conference Display Vehicle.
                                   (End of narrative C001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: DESTINATION  ACCEPTANCE: DESTINATION

                  SECTION F - Deliveries or Performance
                  DLVR SCH      PERF COMPL
                   REL CD              DT        QUANTITY
                  --------      ----------       --------
                    001              96JUN07         0
                                                $    1000.00

                  Page added by P00021.

                                                                DAAE07-94-C-0406
                                                                Page 7c

C.5     Armor Conference Display Vehicle

C.5.1 The contractor shall present an XM1114 vehicle, Serial No. 169941, USA Registration No. NG4NEO, with High Capacity Environmental System installed for display at the 1996 Armor Conference, Fort Knox, Kentucky.

C.5.1.1 After a joint inspection of the XM1114 is performed by the contractor and the Government Quality Assurance Representative (QAR), it shall be transported from the contractor's plant, Fairfield, Ohio to the exhibition complex, Skidgel Hall, Fort Knox, Kentucky for outdoor display. The XM1114 display must be set up and operational by 3:00 p.m., June 2, 1996 to be ready for the walk-through inspection by Armor Conference officials.

C.5.1.2 The display shall be manned daily from 8:00 a.m. to 5:00 p.m. on June 3, 1996 through June 5, 1996 and from 8:00 a.m. to 12:00 p.m. (noon) on June 6, 1996. The XM114 display may be torn down after 12:00 p.m. on June 6, 1996 and the tear down must be completed by midnight on June 6, 1996.

C.5.1.3 The XM1114 shall be transported from Fort Knox, Kentucky back to the contractor's plant, Fairfield, Ohio for arrival no later than June 7, 1996. Upon arrival of the XM1114 at the contractor's plant, it will undergo a joint inspection by the contractor and the Government QAR.

C.5.2 The XM1114 vehicle used for display at the Armor Conference is Government Furnished Property and is subject to Clause I76, Government Property (Fixed-Price Contracts) (Alternate I) (APR 1984) (91-DEV-44). The contractor is responsible for this vehicle from the time the contractor takes custody at its plant in Fairfield, Ohio until the vehicle is returned to its plant from the Armor Conference.

Page added by P00021.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00021                18j
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                           INCREASE/DECREASE         CUMULATIVE
LINE ITEM         AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT               AMOUNT                AMOUNT
- ---------         ------     ----    ----------      ------------         ------------------        ----------

0009AA          EH62J169EH    AN          2          $       0.00         $         1,000.00        $ 1,000.00
     42101015                          6TWSDT
                                                                          ------------------
                                                       NET CHANGE         $         1,000.00

NET CHANGE BY                                           ACCOUNTING     INCREASE/DECREASE
ACRN                  ACCOUNTING CLASSIFICATION          STATION            AMOUNT
- ----                  -------------------------          -------       -----------------
AN 21 4 2020       5J5J00421010125CZ  S2011362J169       W56HZV        $        1,000.00
                                                                       -----------------
                                                         NET CHANGE    $        1,000.00

NET CHANGE FOR AWARD:                                  PRIOR AMOUNT         INCREASE/DECREASE         CUMULATIVE
- ---------------------                                    OF AWARD               AMOUNT             OBLIGATED AMOUNT
                                                       ------------         -----------------      ----------------
                                                     $ 53,191,677.61        $        1,000.00      $  53,192,677.61

Page added by P00021.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        P00022

3.      EFFECTIVE DATE

        03 JUL 1996

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        PAUL MUELLER         /810-574-7227
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers    is extended,    is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning      copies of the amendments;
(b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        ACRN AP: NET INCREASE    $1,430,144.00

C       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:
THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

X              H.12, Option to Increase Vehicle and I.72, Changes - Fixed Price
PM 3 JUL 96

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor   is not,    X  is required to sign this document
and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

        Gary Allen  V.P. Operations for
        M.L. Lennon, President

15B.    CONTRACTOR/OFFEROR

        /s/ G W Allen FOR M.L. LENNON
        (Signature of person authorized to sign)

15C.    DATE SIGNED

        7/2/96

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Kenneth Bousquet
        Contracting Officer

16B.    UNITED STATES OF AMERICA

        BY /s/ Kenneth Bousquet
               (Signature of Contracting Officer)

16C.    DATE SIGNED

        03 JUL 1996

                                                                DAAE07-94-C-0406
                                                                P00022
                                                                Page 2

PROGRAM:                     UP ARMOR HMMWV ECV XM1114

CONTRACT:                    DAAE07-94-C-0406

MODIFICATION:                POOO22

PREVIOUS CONTRACT AMOUNT:    $53,192,677.61

AMOUNT OF THIS ACTION:         1,430,144.00

TOTAL CONTRACT AMOUNT:       $54,622,821.61

1. The purpose of this Supplemental Agreement Modification P00022 is to partially exercise the option per Clause H.12, Option to Increase Vehicle Quantities, for an additional quantity of 16 each XM1114 vehicles with High Capacity Environmental Control System (ECS) installed, to be delivered in September 1996; and to revise the delivery schedule in Clause F.5, Required Delivery Schedule.

        a. The 16 each XM1114 vehicles are added to the contract at the option unit price of $86,900.00, obligated at 100%. The vehicles will be delivered in September 1996 at no additional cost to the Government.

        b. Pursuant to the Changes-Fixed Price Clause of this contract and in accordance with the description at C.4.11 of the contract, the High Capacity ECS shall be incorporated into the option quantity of 16 each XM1114 vehicles at the Not-To-Exceed Total Ceiling Price of $52,992.00. The Not-To-Exceed Total Ceiling Price of $52,992.00 is based on the estimated unit price of $3312.00, obligated at 75% or $2484.00.

        c. In conjunction with the Notice of Partial Termination that pertained to accelerated delivery of 52 vehicles under SUBCLIN 1001AB, the delivery schedule is revised to reflect delivery at the normal rate.

        d. Shipping instructions for 20 vehicles are provided under SUBCLIN 0007AA.

2. The Government and the Contractor agree to modify the contract as described below:

                                                                DAAE07-94-C-0406
                                                                P00022
                                                                Page 3

        a.     SECTION B.

        CLIN 0010AA is established:

                                                                          OBLIGATED
 CLIN         DESCRIPTION                         QTY                      AMOUNT
 ----         -----------                         ---                     ---------
0010AA        XM1114 with High Capacity ECS       16                   $1,430,144.00

        b.     SECTION F

        The Required Delivery Schedule is revised by adding delivery of the option quantity of 16 each XM1114 vehicles in September 1996, and rescheduling delivery of 52 vehicles from September 1996 to October and November 1996.

        c.     SECTION G

        The Accounting and Appropriation Data applicable to new CLIN 0010AA is incorporated into the contract.

3.      The contract is modified by replacing or adding the following pages:

        a. Pages 2g, 2h, 2i, 2j, 2k, 2l and 17a, are deleted and replaced with the attached, revised pages 2g, 2h, 2i, 2j, 2k, 2l and 17a.

        b.     New contract pages 2n, 2o and 18k are added to the contract.

4. As a result of this Modification P00022, the contract amount is increased by $1,430,144 from $53,192,677.61 to $54,622,821.61.

5.      All other terms and conditions remain unchanged.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00022                2g
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE            AMOUNT

0007AA            PRODUCTION QUANTITY                  72         EA           $    N/A              $3,252,204.00
                                                                               ----------            -------------

                  PRON: JZ62F599JZ    ACRN: AK
                  AMS CD: 51103446

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN: 2320-01-413-3739
                  NOUN: XM1114 UPARMORED-BOSNIA HMMWV
                  SECURITY CLASS: UNCLASSIFIED

                  Bosnia Project Code 9EV. The total not to exceed ceiling price for the quantity of 72 each is $6,247,512.00 which is composed of the vehicle ceiling unit price of $86,771.00 (funded at 50% or $43,385.50) and the High Capacity Environmental Control System (ECS) ceiling unit price of $3,568.00 (funded at 50% or $1,784.00).

                  Vehicle Amount funded at
                  50%                          $3,123,756
                  High Capacity ECS amount
                  funded at 50%                $  128,448
                                               ----------
                  Total                        $3,252,204

                                 (End of narrative B001)

                  SECTION C - Description/Specs./Work Statement

                  Up Armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4.

                                   (End of narrative C001)

                  SECTION D - Packaging and Marking

                  Best Commercial Packaging

                                    (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                  ------  --------       ----    ------ -------- -----
                   001   W56HZW6026S105  Y00000    M               3
                            PROJ CD           BRK BLK PT
                            -------           ----------
                              IBB
                  DEL REL CD      QUANTITY
                  ----------      --------
                     001          DELETED
                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                     002             31        96OCT31
                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                     003             21        96NOV30

                  FOB POINT: ORIGIN

                  Changed by P00022.  Previously added by P00019.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00022                2h
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE       AMOUNT

                             *** CLIN 0007AA ***

                  SHIP TO:  PARCEL POST ADDRESS
                  (Y00000) SHIPPING INSTRUCTIONS FOR
                           CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                  ------  --------       -----   ------ -------- -----
                   002   W80SBG6165L002  W813M8    M               1

                            PROJ CD           BRK BLK PT
                            -------           ----------
                              9EV

                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                     001             20        96SEP30

                  FOB POINT: ORIGIN

                             *** CLIN 0007AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W813M8)  XR USAMC EUROPE
                            GERMERSHEIM ARMY DEPOT
                            BUILDING 7543
                            76716 GERMERSHEIM GE

                  MARK FOR: Bosnia Proj Cd 9EV
                            ATTN: TVFT-E (Mr. Bob Greer)

                                 (End of narrative F001)

                  *Changed by P00022.  Previously added by P00019.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00022                2i
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE           AMOUNT

0008AA            PRODUCTION QUANTITY                   9         EA           $88,684.00000        $798,156.00
                                                                               -------------        -----------

                  PRON: U152F454JZ    ACRN: AL
                  AMS CD: 51103446
                  CUSTOMER ORDER NUMBER: FD20609570166

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN: 9999-99-999-9999
                  NOUN: HMMWV-XM1114 UP-ARMOR W/CHNGS
                  FSCM: 00000
                  PART NR: 99999999
                  SECURITY CLASS: UNCLASSIFIED

                  The total price for the quantity of 9 each is $838,512.00 which is composed of vehicle firm fixed price of $86,900.00 (funded at 100%) and the High Capacity Environmental Control System (ECS) ceiling unit price of $3,568.00 (funded at 50% or $1,784.00).

                  Vehicle Amount funded at
                  100%                         $782,100.00
                  High Capacity ECS amount
                  funded at 50%                $ 16,056.00
                  Total                        $798,156.00
                                 (End of narrative B001)

                  SECTION C - Description/Specs./Work Statement

                  Up Armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4. To be initially delivered in the XM1114 configuration and, upon authorization by the Government, modified to the XM1116 configuration.
                                 (End of narrative C001)

                  SECTION D - Packaging and Marking

                  Best Commercial Packaging

                                    (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                  ------  --------       ----    ------ -------- -----
                   001   W56HZW5355S103  Y00000    M               3
                            PROJ CD           BRK BLK PT
                            -------           ----------
                              IBB
                  DEL REL CD      QUANTITY
                  ----------      --------
                     001          DELETED
                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------

                  Changed by P00022.  Previously added by P00020.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00022                2j
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE       AMOUNT

                     002             3         96NOV30
                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                     003             6         96DEC31

                  FOB POINT: ORIGIN

                             *** CLIN 0008AA ***

                  SHIP TO:  PARCEL POST ADDRESS
                  (Y00000) SHIPPING INSTRUCTIONS FOR
                           CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

                  Changed by P00022.  Previously added by P00020.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00022                2k
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE           AMOUNT

0008AB            PRODUCTION QUANTITY                   17        EA           $88,684.00000        $1,507,628.00
                                                                               -------------        -------------

                  PRON: U162F809JZ    ACRN: AM
                  AMS CD: 51105J3446
                  CUSTOMER ORDER NUMBER: FD20609670088

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN: 9999-99-999-9999
                  NOUN: HMMWV-M1116 UP ARMOR
                  FSCM: 99999
                  PART NR: 0000000000
                  SECURITY CLASS: UNCLASSIFIED

                  The total price for the quantity of 72 each is $1,537,956.00 which is composed of vehicle firm fixed price of $86,900.00 (funded at 100%) and the High Capacity Environmental Control System (ECS) ceiling unit price of $3,568.00 (funded at 50% or $1,784.00).

                  Vehicle Amount funded at
                  100%                        $1,477,300.00
                  High Capacity ECS amount
                  funded at 50%               $   30,328.00
                  Total                       $1,507,628.00
                                 (End of narrative B001)

                  SECTION C - Description/Specs./Work Statement

                  Up Armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4. To be initially delivered in the XM1114 configuration and, upon authorization by the Government, modified to the XM1116 configuration.
                                 (End of narrative C001)

                  SECTION D - Packaging and Marking

                  Best Commercial Packaging

                                    (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                  ------  --------       -----   ------ -------- -----
                   001   FE448460670001  FD2060    D               3

                            PROJ CD           BRK BLK PT
                            -------           ----------
                              IBB

                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                    001              5         96DEC31

                  Changed by P00022.  Previously added by P00020.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00022                2l
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE       AMOUNT

                  FOB POINT: ORIGIN

                             *** CLIN 0008AB ***

                  SHIP TO:  FREIGHT ADDRESS
                  (FE4484)  438 SUPS - LGS
                            3101 VANDENBERG AVENUE
                            MCGUIRE AFB  NJ  08641-5103

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
                   002   FE485260670002  FD2060    D                   3

                            PROJ CD           BRK BLK PT
                              IBB

                  DEL REL CD      QUANTITY    DEL DATE
                    001              6         96DEC31

                  FOB POINT: ORIGIN

                             *** CLIN 0008AB ***

                  SHIP TO:  FREIGHT ADDRESS
                  (FE4852)  57 SUPS
                            6155 MCGOUGH PARKWAY
                            NELLIS AFB, NV  89191-7254

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
                   003   FE529460670003  FD2060    D                   3

                            PROJ CD           BRK BLK PT
                              IBB

                  DEL REL CD      QUANTITY
                     001          DELETED

                  DEL REL CD      QUANTITY
                     002          DELETED

                  DEL REL CD      QUANTITY    DEL DATE
                     003              6       96DEC31

                  FOB POINT: ORIGIN

                             *** CLIN 0008AB ***

                  SHIP TO:  FREIGHT ADDRESS
                  (FE5294)  51 WG - LGS
                            UNIT 2064  BUILDING 819
                            OSAN AB
                            SONG TAN CITY  ROK  96278-2064

                  Changed by P00022.  Previously added by P00020.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00022                2n
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE           AMOUNT

0010AA            PRODUCTION QUANTITY                   16        EA           $89,384.00000        $1,430,144.00
                                                                               -------------        -------------

                  PRON: J562M013JZ    ACRN: AP
                  AMS CD: 43000000

                  FMS CASE IDENTIFIER
                       LX  UDH

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN: 2320-01-413-3739
                  NOUN: HMMWV-XM1114 UP ARMORED
                  FSCM: 19207
                  PART NR: 87T0015
                  SECURITY CLASS: UNCLASSIFIED

                  The total price for the quantity of 16 each is $1,443,392.00 which is composed of vehicle firm fixed price of $86,900.00 (funded at 100%) and the High Capacity Environmental Control System (ECS) estimated unit price of $3,312.00 (funded at 75% or $2,484.00).

                  Vehicle Amount funded at
                  100%                        $1,390,400.00
                  High Capacity ECS amount
                  funded at 75%               $   39,744.00
                  Total                       $1,430,144.00
                                 (End of narrative B001)

                  SECTION C - Description/Specs./Work Statement

                  Up Armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4.

                                 (End of narrative C001)

                  SECTION D - Packaging and Marking

                  Best Commercial Packaging

                                    (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD   MARK FOR   TP CD
                   001   BXWUDH6176T001  BXWUDH    L                   3

                            PROJ CD           BRK BLK PT
                              000               BXWU00

                  DEL REL CD      QUANTITY    DEL DATE

                  Page added by P00022.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00022                2o
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE       AMOUNT


                  FOB POINT: ORIGIN

                             *** CLIN 0010AA ***

                  SHIP TO:  Contractor to contact
                            DCMAO for shipping
                            instructions prior to
                            shipment

                  Page added by P00022.

F.5 REQUIRED DELIVERY SCHEDULE                                  DAAE07-94-C-0406
                                                                        Page 17a
ACCELERATED DELIVERY SCHEDULE

                 31 JAN 96  29 FEB 96  31 MAR 96  30 APR 96  31 MAY 96  30 JUN 96  31 JUL 96  31 AUG 96  30 SEP 96

XM1114 UA HMMWV

Monthly Deliveries  19         23         28          45         65          70        70         70         36 *

Total Deliveries    19         42         70         115        180         250       320        390        426 *

NORMAL DELIVERY SCHEDULE

XM1114 UA HMMWV

                          31 OCT 96  30 NOV 96  31 DEC 96  31 JAN 97 *
Monthly Deliveries           31         24         23         *

Total Deliveries             31         55         78         *

* Page changed by P00022.  Previous change by P00020.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00022                18k
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                PRON/              OBLG STAT/                             INCREASE/DECREASE         CUMULATIVE
LINE ITEM           AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT             AMOUNT
- ---------            AMOUNT    ----    ----------      ------------       -----------------         ----------
                     ------

0010AA          J562M013JZ      AP          1          $       0.00       $    1,430,144.00       $1,430,144.00
     43000000
                         -----------------
                   NET CHANGE  $     1,430,144.00

NET CHANGE BY            ACCOUNTING      INCREASE/DECREASE
ACRN        ACCOUNTING CLASSIFICATION         STATION          AMOUNT
- ----        -------------------------         -------          ------
 AP         9711 X8242LX01X6D1000UDH      00131E1LXS20113      W56HZV     $1,430,144.00
                        ------------------
                   NET CHANGE  $     1,430,144.00

NET CHANGE FOR AWARD:                                  PRIOR AMOUNT         INCREASE/DECREASE         CUMULATIVE
                                              OF AWARD               AMOUNT             OBLIGATED AMOUNT
                                              --------               ------             ----------------
                                           $53,192,677.61        $1,430,144.00          $  54,622,821.61

Page added by P00022.

                                                                       10 Jul 96

O'Gara-Hess & Eisenhardt Armoring Co.
Attn: Tony Crayden

Subject: P00023, 94-C-0406

1. P00023 provides shipping instructions for 3 trucks to AM General, Livonia, MI. You are currently holding 2 trucks, SNs 170568 and 170202 for Livonia. Please ship the 2 trucks as soon as possible.

2. The third truck, SN 170177, that will ultimately be shipped to AM General, Livonia is currently at SCS/Friggete, Ft. Worth, TX undergoing AC tests.

                                                                /s/ Paul Mueller
                                                                Paul Mueller
                                                                AMSTA-AQ-WCA

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        P00023

3.      EFFECTIVE DATE

        10 JUL 1996

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        PAUL MUELLER         /810-574-7227
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
        Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers is extended,    is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning    copies of the amendments; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        No change to obligation data

C       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:
X              THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER
               NO. IN ITEM 10A.

        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor  X is not,      is required to sign this document
and return       1  copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

        See second page for description.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

15B.    CONTRACTOR/OFFEROR

        (Signature of person authorized to sign)

15C.    DATE SIGNED

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        Kenneth Bousquet
        Contracting Officer

16B.    UNITED STATES OF AMERICA

        BY /s/ Kenneth Bousquet
               (Signature of Contracting Officer)

16C.    DATE SIGNED

        10 JUL 1996

                                                                DAAE07-94-C-0406
                                                                P00023
                                                                Page 2

PROGRAM:                     UP ARMOR HMMWV ECV XM1114

CONTRACT:                    DAAE07-94-C-0406

MODIFICATION:                POOO23

PREVIOUS CONTRACT AMOUNT:    $54,622,821.61

AMOUNT OF THIS ACTION:                  .00

TOTAL CONTRACT AMOUNT:       $54,622,821.61

1. The purpose of this unilateral Modification P00023 is to revise shipping instructions under SUBCLIN 0003AA.

2.      The contract is modified as follows:

        SECTION B

        Shipment of three XM1114 vehicles is diverted from Germersheim Army Depot to AM General Corp., Livonia, MI.

3.      The contract is modified by replacing or adding the following pages:

        a.     Page 2b is deleted and replaced with the attached, revised page
2b.

        b.     New contract page 2b(1) is added to the contract.

4. As a result of this Modification P00023, the contract amount remains unchanged at $54,622,821.61.

5.      All other terms and conditions remain unchanged.

CONTINUATION SHEET    Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00023                2b
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE            AMOUNT

0003AA            PRODUCTION QUANTITY                 152         EA           $86,900.00000         $13,208,800.00
                                                                               -------------         --------------

                  PRON: JZ42P880JZ    ACRN: AC
                  AMS CD: 51103446

                  SECTION B - Supplies or Services and
                  Prices/Costs
                  NSN:  2320-01-413-3739
                  NOUN: XM1114 UP ARMORED - HMMWV
                  FSCM: 19207
                  PART NR: 87T0015
                  SECURITY CLASS: UNCLASSIFIED

                  NOUN: Up Armor Expanded Capacity Vehicle
                  (UA-ECV) HMMWV, XM1114, as further
                  described in Section C.4
                                 (End of narrative B001)

                  SECTION D - Packaging and Marking

                  Best Commercial Packaging

                                    (End of narrative D001)

                  SECTION E - Inspection and Acceptance
                  INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                  SECTION F - Deliveries or Performance

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                  ------  --------       -----   ------ -------- -----
                   002   W80SBG6030L002  W813M8    M               1

                            PROJ CD           BRK BLK PT
                              9EV

                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                     001             149       96APR30

                  FOB POINT: ORIGIN

                             *** CLIN 0003AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (W813M8)  XR USAMC EUROPE
                            GERMERSHEIM ARMY DEPOT
                            BUILDING 7543
                            76716 GERMERSHEIM GE

                  MARK FOR: TVFT-E, ATTN: BOB GREER

                  DOC                    SUPPL
                  REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                  ------  --------       -----   ------ -------- -----
                   003   W80SBG6172L007  CK0LXT    M               1

                            PROJ CD           BRK BLK PT
                            -------           ----------
                              9EV

                  DEL REL CD      QUANTITY    DEL DATE
                  ----------      --------    --------
                     001             3        96APR30

                  *Changed by P00023.  Previously added by P00015.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                        DAAE07-94-C-0406     MOD. No.: P00023              2b(1)
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING

ITEM NO           SUPPLIES/SERVICES                 QUANTITY     UNIT          UNIT PRICE       AMOUNT

                  FOB POINT: ORIGIN

                             *** CLIN 0003AA ***

                  SHIP TO:  FREIGHT ADDRESS
                  (CK0LXT)  XR AM GENERAL CORP.
                            31744 ENTERPRISE DRIVE
                            LIVONIA, MI  48151-3330

                  *Page added by P00023.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        P00024

3.      EFFECTIVE DATE

        01 AUG 1996

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        PAUL MUELLER         /810-574-7227
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
        Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers is extended,    is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning    copies of the amendments; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        See continuation sheet

C       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:
               THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER
               NO. IN ITEM 10A.

        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

X              H.12, Option to Increase Vehicle Quantities and I.72, Changes -
Fixed Price.

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor   is not,     X is required to sign this document
and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

        M J Lennon
        President

15B.    CONTRACTOR/OFFEROR

        /s/ M J Lennon
        (Signature of person authorized to sign)

15C.    DATE SIGNED

        7/29/96

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

        KENNETH BOUSQUET
        Contracting Officer

16B.    UNITED STATES OF AMERICA

        BY /s/ Kenneth Bousquet
               (Signature of Contracting Officer)

16C.    DATE SIGNED

        01 AUG 1996

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE           OF            PAGES
1

1.      CONTRACT ID CODE

        J

2.      AMENDMENT/MODIFICATION NO.

        P00024

3.      EFFECTIVE DATE

4.      REQUISITION/PURCHASE REQ NO.

        See Schedule

5.      PROJECT NO. (If applicable)

        ACN

6.      ISSUED BY                                                CODE  W56HZV

        TACOM
        AMSTA-AQ-WCA                                             /N5 WPN SYS: N5
        PAUL MUELLER         /810-574-7227
        WARREN, MICHIGAN  48397-5000

7.      ADMINISTERED BY (If other than Item 6)                   CODE  S3605A

        DCMAO DAYTON
        GENTILE STATION
        1001 HAMILTON STREET
        DAYTON, OH  45444-5300

        SCD  A       PAS        NONE      ADP PT       SC1010

8.      NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and ZIP
        Code)

        O GARA-HESS & EISENHARDT ARMORING
        CO                                         J
        9113 LE SAINT RD
        FAIRFIELD OH         45014

        CODE  6W728                                              FACILITY CODE

(X)     9A.    AMENDMENT OF SOLICITATION NO.

        9B.    DATED (SEE ITEM 11)

        10A.   MODIFICATION OF CONTRACT/ORDER NO

X              DAAE0794C0406

        10B.   DATED (SEE ITEM 13)

               94MAY13

11.     THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers is extended,    is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning    copies of the amendments; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.     ACCOUNTING AND APPROPRIATION DATA (If required)

        See continuation sheet

C       13.    THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS.
               IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)     A.     THIS CHANGE ORDER IS ISSUED PURSUANT TO:
               THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT/ORDER
               NO. IN ITEM 10A.

        B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

        C.     THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
OF:

X              H.12, Option to Increase Vehicle Quantities and I.72, Changes -
Fixed Price.

        D.     OTHER (Specify type of modification and authority)

E.      IMPORTANT:  Contractor   is not,     X is required to sign this document
and return         copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.    NAME AND TITLE OF SIGNER (Type or print)

        M J Lennon
        President

15B.    CONTRACTOR/OFFEROR

        /s/ M J Lennon
        (Signature of person authorized to sign)

15C.    DATE SIGNED

        7/29/96

16A.    NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

16B.    UNITED STATES OF AMERICA

        BY
               (Signature of Contracting Officer)

16C.    DATE SIGNED

                                                                DAAE07-94-C-0406
                                                                P00024
                                                                Page 2

PROGRAM:                     UP ARMOR HMMWV ECV XM1114

CONTRACT:                    DAAE07-94-C-0406

MODIFICATION:                POOO24

PREVIOUS CONTRACT AMOUNT:    $54,622,821.61

AMOUNT OF THIS ACTION:           268,152.00

TOTAL CONTRACT AMOUNT:       $54,890,973.61

1. The purpose of this Supplemental Agreement Modification P00024 is to partially exercise the option per Clause H.12, Option to Increase Vehicle Quantities, for an additional quantity of 3 each XM1114 vehicles with High Capacity Environmental Control System (ECS) installed, to be delivered in January 1997.

        a. The 3 each XM1114 vehicles are added to the contract at the option unit price of $86,900.00, obligated at 100%.

        b. Pursuant to the Changes-Fixed Price Clause of this contract and in accordance with the description at C.4.11 of the contract, the High Capacity ECS shall be incorporated into the option quantity of 3 each XM1114 vehicles at the Not-To-Exceed Total Ceiling Price of $9,936.00. The Not-To-Exceed Total Ceiling Price of $9,936.00 is based on the estimated unit price of $3,312.00, obligated at 75% or $2,484.00.

2. The Government and the Contractor agree to modify the contract as described below:

        a.     SECTION B

        CLINs 0011AA and 0011AB are established:

                                                                        OBLIGATED
  CLIN         DESCRIPTION                         QTY                    AMOUNT
  ----         -----------                         ---                  ---------
 0011AA        XM1114 with High Capacity ECS        2                  $178,768.00
 0011AB        XM1114 with High Capacity ECS        1                  $ 89,384.00

        b.     SECTION F

        The Required Delivery Schedule is revised by adding delivery of the option quantity of 3 each XM1114 vehicles in January 1997.

                                                                DAAE07-94-C-0406
                                                                          P00024
                                                                          Page 3

         c. SECTION G

         The Accounting and Appropriation Data applicable to new CLINs 0011AA and 0011AB is incorporated into the contract.

3. The contract is modified by replacing or adding the following pages:

         a. Pages 17a is deleted and replaced with the attached, revised page
17a.

         b. New contract pages 2p, 2q, 2r, 2s and 18l are added to the contract.

4. As a result of this Modification P00024, the contract amount is increased by $268,152.00 from $54,622,821.61 to $54,890,973.61.

5. All other terms and conditions remain unchanged.

CONTINUATION SHEET Reference No. of Document Being Continued               Page
                   DAAE07-94-C-0406     MOD. No.: P00024                     2p
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT            UNIT PRICE               AMOUNT

0011AA               PRODUCTION QUANTITY                          2              EA             $89,384.00000          $178,768.00
                     PRON: JZ42M025JZ    ACRN: AQ
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     NSN:  2320-01-413-3739
                     NOUN: HMMWV - XM1114 UP ARMORED
                     FSCM: 19207
                     PART NR: 87T0015
                     SECURITY CLASS: UNCLASSIFIED

                     The total price for the quantity of 2 each is $180,424.00 which is composed of vehicle firm fixed price of $86,900.00 (funded at 100%) and the High Capacity Environmental Control System (ECS) estimated unit price of $3,312.00 (funded at 75% or $2,484.00).

                     Vehicle Amount funded at
                     100%                        $173,800.00
                     High Capacity ECS amount
                     funded at 75%               $  4,968.00
                     Total                       $178,768.00
                                 (End of narrative B001)

                     SECTION C - Description/Specs./Work Statement

                     Up Armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4.

                                      (End of narrative C001)

                     SECTION D - Packaging and Marking

                     Best Commercial Packaging

                                    (End of narrative D001)

                     SECTION E - Inspection and Acceptance
                     INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                     SECTION F - Deliveries or Performance

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      001   W56HZW6183S101  Y00000    M               3

                               PROJ CD           BRK BLK PT
                                 IJB

                     DEL REL CD      QUANTITY    DEL DATE
                        001             2         97JAN31

                     FOB POINT: ORIGIN

                                *** CLIN 0011AA ***

                     SHIP TO:  PARCEL POST ADDRESS
                     Page added by P00024.

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                          DAAE07-94-C-0406     MOD. No.: P00024              2q
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT            UNIT PRICE                 AMOUNT

                     (Y00000) SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL
                              BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE
                              FOR ITEMS REQUIRED UNDER THIS REQUISITION.



                     Page added by P00024.

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                        DAAE07-94-C-0406     MOD. No.: P00024                2r
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT            UNIT PRICE               AMOUNT


0011AB               PRODUCTION QUANTITY                          1              EA             $89,384.00000           $89,394.00
                     PRON: JZ42F848JZ    ACRN: AR
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     NSN:  2320-01-413-3739
                     NOUN: HMMWV - XM1114
                     FSCM: 19207
                     PART NR: 87T0015
                     SECURITY CLASS: UNCLASSIFIED

                     SECTION C - Description/Specs./Work Statement

                     The total price for the quantity of 1 each is $90,212.00 which is composed of vehicle firm fixed price of $86,900.00 (funded at 100%) and the High Capacity Environmental Control System (ECS) estimated unit price of $3,312.00 (funded at 75% or $2,484.00).

                     Vehicle Amount funded at
                     100%                        $ 86,900.00
                     High Capacity ECS amount
                     funded at 75%               $  2,484.00
                     Total                       $ 89,384.00
                                 (End of narrative C001)

                     Up Armor Expanded Capacity Vehicle (UA-ECV) HMMWV, with High Capacity ECS as further described in Section C.4.

                                      (End of narrative C002)

                     SECTION D - Packaging and Marking

                     Best Commercial Packaging

                                    (End of narrative D001)

                     SECTION E - Inspection and Acceptance
                     INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                     SECTION F - Deliveries or Performance

                     DOC                    SUPPL
                     REL CD  MILSTRIP       ADDR    SIG CD MARK FOR TP CD
                      001   W56HZW6183S101  Y00000    M               3

                               PROJ CD           BRK BLK PT
                                 IJB

                     DEL REL CD      QUANTITY    DEL DATE
                        001             1         97JAN31

                     FOB POINT: ORIGIN

                                *** CLIN 0011AB ***

                     Page added by P00024.

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                          DAAE07-94-C-0406     MOD. No.: P00024              2s
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT            UNIT PRICE                AMOUNT


                     SHIP TO: PARCEL POST ADDRESS
                     (Y00000) SHIPPING INSTRUCTIONS FOR
                              CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE
                              SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER
                              THIS REQUISITION.


                     Page added by P00024.

F.5 REQUIRED DELIVERY SCHEDULE

ACCELERATED DELIVERY SCHEDULE

                  31 JAN 96   29 FEB 96   31 MAR 96   30 APR 96   31 MAY 96   30 JUN 96   31 JUL 96   31 AUG 96   30 SEP 96

XM1114 UA HMMWV


Monthly Deliveries    19            23        28          45          65          70         70          70          36


Total Deliveries      19            42        70         115         180         250        320         390         426



NORMAL DELIVERY SCHEDULE

XM1114 UA HMMWV



Monthly Deliveries


Total Deliveries






ACCELERATED DELIVERY SCHEDULE

                                             31 OCT 96   30 NOV 96   31 DEC 96   31 JAN 97


XM1114 UA HMMWV


Monthly Deliveries


Total Deliveries



NORMAL DELIVERY SCHEDULE

XM1114 UA HMMWV



Monthly Deliveries                               31          24          23           3 *


Total Deliveries                                 31          55          78          81 *


* Page changed by P00024.  Previous change by P00022.

CONTINUATION SHEET      Reference No. of Document Being Continued           Page
                             DAAE07-94-C-0406     MOD. No.: P00024           18l
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                             INCREASE/DECREASE         CUMULATIVE
LINE ITEM                  AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT                 AMOUNT
                            AMOUNT

  1001AA          JZ42M025JZ    AQ         1                    $0.00             $178,768.00          $178,768.00
       51103446
  1001AB          JZ42F848JZ    AR         1                    $0.00             $ 89,384.00          $ 89,384.00
       51103446

                      NET CHANGE    $       268,152.00

NET CHANGE BY                 ACCOUNTING      INCREASE/DECREASE
ACRN         ACCOUNTING CLASSIFICATION           STATION            AMOUNT

 AQ     21   42035               45J5J01P5110  25CZ  S2011342M025       W56HZV     $178,768.00
 AR     21   42035               45J5J01P5110  25CZ  S2011342F848       W56HZV     $ 89,384.00


                      NET CHANGE    $       268,152.00


NET CHANGE FOR AWARD:                                  PRIOR AMOUNT         INCREASE/DECREASE         CUMULATIVE
                                               OF AWARD               AMOUNT             OBLIGATED AMOUNT

                                             $54,622,821.61         $268,152.00          $54,890,973.61



Page added by P00024.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE              OF               PAGES
1

1.       CONTRACT ID CODE

         J

2.       AMENDMENT/MODIFICATION NO.

         P00025

3.       EFFECTIVE DATE

         07 AUG 1996

4.       REQUISITION/PURCHASE REQ NO.

         See Schedule

5.       PROJECT NO. (If applicable)

         ACN

6.       ISSUED BY                                      CODE  W56HZV

         TACOM
         AMSTA-AQ-WCA                                   /N5 WPN SYS: N5
         PAUL MUELLER              /810-574-7227
         WARREN, MICHIGAN  48397-5000

7.       ADMINISTERED BY (If other than Item 6)         CODE  S3605A

         DCMAO DAYTON
         GENTILE STATION
         1001 HAMILTON STREET
         DAYTON, OH  45444-5300

         SCD  A       PAS        NONE      ADP PT       SC1010

8.       NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State and
         ZIP Code)

         O GARA-HESS & EISENHARDT ARMORING
         CO                                                   J
         9113 LE SAINT RD
         FAIRFIELD OH         45014

         CODE  6W728                                         FACILITY CODE

(X)      9A.      AMENDMENT OF SOLICITATION NO.

         9B.      DATED (SEE ITEM 11)

         10A.     MODIFICATION OF CONTRACT/ORDER NO

X                 DAAE0794C0406

         10B.     DATED (SEE ITEM 13)

                  94MAY13

11.      THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

    The above numbered solicitation is amended as set forth in Item 14. The hour
    and date specified for receipt of Offers is extended,    is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning    copies of the amendments; (b)
By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.      ACCOUNTING AND APPROPRIATION DATA (If required)

         ACRN AF: NET INCREASE              $2.14

C       13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT
            MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(X)      A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: THE CHANGES SET FORTH IN
            ITEM 14 ARE MADE IN THE CONTRACT/ORDER NO. IN ITEM 10A.

         B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc). SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

         C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY
            OF:

X                 Mutual Agreement of the Parties

         D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor is not, X is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.     NAME AND TITLE OF SIGNER (Type or print)

         M J Lennon
         President

15B.     CONTRACTOR/OFFEROR

         /s/ M J Lennon
         ------------------------
         (Signature of person authorized to sign)

15C.     DATE SIGNED

         8/6/96

16A.     NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

         SHARLENE M. INNES
         Contracting Officer

16B.     UNITED STATES OF AMERICA

         BY /s/ Sharlene M. Innes
            ---------------------------
           (Signature of Contracting Officer)

16C.     DATE SIGNED

         07 AUG 1996

                                                                DAAE07-94-C-0406
                                                                          P00025
                                                                          Page 2

PROGRAM:                   UP ARMOR HMMWV ECV XM1114

CONTRACT:                          DAAE07-94-C-0406

MODIFICATION:                      POOO25

PREVIOUS CONTRACT AMOUNT:          $54,890,973.61

AMOUNT OF THIS ACTION:                       2.14

TOTAL CONTRACT AMOUNT:             $54,890,975.75


1. The purpose of this Supplemental Agreement Modification P00025 is to establish unit prices under SUBCLINs 0009AA and 1001AA in order to facilitate payment.

2. The Government and the Contractor agree to modify the contract as described below:

         a. SECTION B

                  (1) Under SUBCLIN 0009AA, the Quantity is established as 1; the Unit as Lot; and the Unit Price as $1,000.00.

                  (2) Under SUBCLIN 1001AA, the interim Unit Price is established as $18,925.00 and the Extended Amount is increased from $3,974,247.86 by $2.14 to $3,974,250.00. Pending definitization of Modification P00013, the contractor is authorized to receive payment at the interim, unit billing price of $18,925.00

         b. SECTION G

         The Accounting and Appropriation Data applicable to the increase under SUBCLIN 1001AA is incorporated into the contract.

3.       The contract is modified by replacing or adding the following pages:

         a. Pages 2e and 2m are deleted and replaced with the attached, revised pages 2e and 2m.

         b. New contract page 18m is added to the contract.

         4. As a result of this Modification P00025, the contract amount is increased by $2.14 from $54,890,973.61 to $54,890,975.75.

5.       All other terms and conditions remain unchanged.

CONTINUATION SHEET   Reference No. of Document Being Continued             Page
                       DAAE07-94-C-0406     MOD. No.: P00025                 2e
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT            UNIT PRICE             AMOUNT


1001AA               SERVICES LINE ITEM                           210            EA             $18,925.00           $3,974,250.00
                     PRON: JZ62F637JZ    ACRN: AF
                         NON MILSTRIP
                     AMS CD: 51103446

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     NOUN: XM1114 DELIVERY ACCELERATION
                     SECURITY CLASS: UNCLASSIFIED

                     THE NOT-TO-EXCEED CEILING PRICE
                     OF $7,948,495.72
                                 (End of narrative B001)

                     Pending definitization of P00013, the contractor is authorized to receive payment at the interim, unit billing price of $18,925.00.
                                      (End of narrative B002)


                     SECTION C - Description/Specs./Work Statement

                     FOR ALL OF CONTRACTED VEHICLES
                     TO BE DELIVERED NO LATER THAN 31
                     AUG 96. THE GOVERNMENT LIMITATION
                     OF LIABILITY FOR THESE VEHICLES IS
                     $3,974,250.00

                                      (End of narrative C001)


                     SECTION E - Inspection and Acceptance
                     INSPECTION: ORIGIN  ACCEPTANCE: ORIGIN

                     SECTION F - Deliveries or Performance
                     DLVR SCH      PERF COMPL
                      REL CD              DT        QUANTITY
                       001              96AUG31         210
                                                   $ 3974250.00


               Changed by P00025. Page previously added by P00013.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                           DAAE07-94-C-0406     MOD. No.:                    2m
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING


ITEM NO              SUPPLIES/SERVICES                         QUANTITY         UNIT            UNIT PRICE                AMOUNT


0009AA               SERVICES LINE ITEM                           1             Lot             $1,000.00                  $1,000.00
                     PRON: EH62J169EH    ACRN: AN
                     AMS CD: 42101015

                     SECTION B - Supplies or Services and
                     Prices/Costs
                     SECURITY CLASS: UNCLASSIFIED

                     XM1114, 1996 Armor Conference Display
                                 (End of narrative B001)


                     SECTION C - Description/Specs./Work Statement

                     Scope of work described in Clause C.5,
                     Armor Conference Display Vehicle.
                                      (End of narrative C001)


                     SECTION E - Inspection and Acceptance
                     INSPECTION: DESTINATION  ACCEPTANCE: DESTINATION

                     SECTION F - Deliveries or Performance
                     DLVR SCH      PERF COMPL
                      REL CD              DT        QUANTITY
                       001             96JUN07          1
                                                    $ 1000.00


               Changed by P00025. Page previously added by P00021.

CONTINUATION SHEET    Reference No. of Document Being Continued            Page
                           DAAE07-94-C-0406     MOD. No.: P00025            18m
Name of Offeror or Contractor    O GARA-HESS & EISENHARDT ARMORING



SECTION G - CONTRACT ADMINISTRATION DATA
Accounting & Appropriation Data

                  PRON/              OBLG STAT/                             INCREASE/DECREASE         CUMULATIVE
LINE ITEM            AMS CD     ACRN    JOB ORD NO      PRIOR AMOUNT                 AMOUNT                AMOUNT

  1001AA          JZ62F637JZ    AF         1           $3,974,247.86               $2.14             $3,974,250.00
       51103446

                                                                   NET CHANGE      $2.14

NET CHANGE BY                                                     ACCOUNTING      INCREASE/DECREASE
ACRN                     ACCOUNTING CLASSIFICATION                  STATION            AMOUNT

 AF     21   62035         65J5J01P5110  25CZ  S2011362F637       W56HZV           $2.14


                                                                   NET CHANGE      $2.14


NET CHANGE FOR AWARD:                                  PRIOR AMOUNT         INCREASE/DECREASE         CUMULATIVE
                                                           OF AWARD               AMOUNT             OBLIGATED AMOUNT

                                                        $ 54,890,973.61             $2.14              $54,890,975.75



Page added by P00025.